Exhibit 10.55

EXECUTION VERSION

INTERCREDITOR AGREEMENT

dated as of August 18, 2014

among

ALION SCIENCE AND TECHNOLOGY CORPORATION,

as Borrower,

the other Grantors from time to time party hereto,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent under the Revolving Credit Agreement,

GOLDMAN SACHS LENDING PARTNERS LLC,

as Administrative Agent under the First Lien Credit Agreement,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Administrative Agent under the Second Lien Credit Agreement,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee under the Indenture

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Agent

i

ii

EXHIBIT A — Refinancing Secured Debt Designation

EXHIBIT B — Form of Intercreditor Joinder—Refinancing Secured Debt

EXHIBIT C — Form of Intercreditor Joinder—Additional Grantors

EXHIBIT D — Additional Secured Obligation Designation

EXHIBIT E — Form of Intercreditor Joinder—Additional Secured Obligations

iii

INTERCREDITOR AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.1 hereof, this “Agreement”) dated as of August 18, 2014 among ALION SCIENCE AND TECHNOLOGY CORPORATION, a Delaware corporation (the “Borrower”), the other Grantors from time to time party hereto, Wells Fargo Bank, National Association, as Revolving Agent (as defined below), Goldman Sachs Lending Partners LLC, as First Lien Administrative Agent (as defined below), Wilmington Trust, National Association, as Second Lien Administrative Agent (as defined below), Wilmington Trust, National Association, as Trustee (as defined below), and Wilmington Trust, National Association, as Collateral Agent (in such capacity and together with its successors and permitted assigns in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower intends to enter into a Credit Agreement dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, including any refinancing in whole thereof if such refinancing credit agreement has been designated in accordance with the terms hereof, the “Revolving Credit Agreement”) among the Borrower, the Affiliates of the Borrower named therein, Wells Fargo Bank, National Association, as administrative agent (in such capacity and together with its successors and permitted assigns in such capacity (including the agent under any such refinancing credit agreement), the “Revolving Agent”), and the lenders party thereto, which will provide for a $65,000,000 senior secured first lien revolving credit facility.

WHEREAS, the Borrower intends to enter into a First Lien Credit and Guaranty Agreement dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, including any refinancing in whole thereof if such refinancing credit agreement has been designated in accordance with the terms hereof, the “First Lien Credit Agreement”) among the Borrower, the Affiliates of the Borrower named therein, Goldman Sachs Lending Partners LLC, as administrative agent (in such capacity and together with its successors and permitted assigns in such capacity (including the agent under any such refinancing credit agreement), the “First Lien Administrative Agent”), and the lenders party thereto, which will provide for $285,000,000 in senior secured first lien term loan credit facilities.

WHEREAS, the Borrower intends to enter into a Second Lien Credit and Guaranty Agreement dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, including any refinancing in whole thereof if such refinancing credit agreement has been designated in accordance with the terms hereof, the “Second Lien Credit Agreement”) among the Borrower, the Affiliates of the Borrower named therein, Wilmington Trust, National Association, as administrative agent (in such capacity and together with its successors and permitted assigns in such capacity (including the agent under any such refinancing credit agreement), the “Second Lien Administrative Agent”), and the lenders party thereto, which will provide for a $70,000,000 senior secured second lien term loan credit facility.

WHEREAS, the Borrower intends to issue Third Lien Notes (the “Notes”) in an aggregate principal amount of $210,986,000 pursuant to an Indenture dated as of the date hereof

(as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, including any refinancing in whole thereof if such refinancing indenture or other agreement has been designated in accordance with the terms hereof, the “Indenture”) among the Borrower, the guarantors party thereto and Wilmington Trust, National Association, as trustee (in such capacity and together with its successors and permitted assigns in such capacity (including the trustee, agent or other representative under any such refinancing indenture or other agreement), the “Trustee”).

WHEREAS, the Borrower and the other Grantors intend to secure the Obligations under the Revolving Credit Agreement, First Lien Credit Agreement and any other First Lien Obligations on a priority basis to the Second Lien Obligations and the Third Lien Obligations and, subject to such priority, intend to secure the Obligations under the Second Lien Credit Agreement and any other Second Lien Obligations on a junior basis to the First Lien Obligations and on a priority basis to the Third Lien Obligations, and, subject to such priority, intend to secure the Obligations under the Indenture and any other Third Lien Obligations on a junior basis to the First Lien Obligations and the Second Lien Obligations, with Liens on all present and future Collateral to the extent that such Liens have been provided for in the applicable Security Documents.

WHEREAS, this Agreement sets forth the terms on which each Secured Party has appointed the Collateral Agent to act as the collateral agent for the present and future holders of the Secured Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Agent or the subject of the Security Documents, and to enforce the Security Documents and all interests, rights, powers and remedies of the Collateral Agent with respect thereto or thereunder and the proceeds thereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1.         DEFINITIONS; PRINCIPLES OF CONSTRUCTION

SECTION 1.1       Defined Terms.  Unless otherwise defined herein, terms defined in the First Lien Credit Agreement and used herein shall have the meanings given to them in the First Lien Credit Agreement.  The following terms will have the following meanings:

“Accounts” means all accounts (as defined in the UCC).

“Act of Required Secured Parties” means, as to any matter at any time:

(1)           prior to the Discharge of Revolving Credit Obligations, a direction in writing delivered to the Collateral Agent by the Revolving Agent; provided, that to the extent that the Revolving Agent has failed to commence enforcement of remedies under the First Lien Documents with respect to the Collateral (it being understood that notification of a material portion of commercial account debtors or the filing of Assignment of Claims Act assignments with respect to all or any material portion of the Collateral or the collection of receivables and application thereof to the Revolving Credit Obligations with respect to a material portion of the Collateral will constitute such an enforcement of remedies and it being further understood that the Revolving Agent shall retain the right to make (A) Protective Advances (as defined in the Revolving Credit Agreement) at any time and (B) other advances at any time (1) prior to the occurrence of any Revolver Purchase Triggering Event or (2) after the First Lien Administrative Agent shall have failed to deliver a Revolver Purchase Notice to the Collateral Agent and the Revolving Agent within five Business Days after its receipt of a Revolver Right to Purchase Notice) after the passage of a period of 75 days following the Revolving Agent’s receipt of written notice from the First Lien Administrative Agent of the occurrence of any Event of Default under (and as defined in) the First Lien Credit Agreement that has not been cured (or waived by the lenders under the First Lien Credit Agreement or the First Lien Administrative Agent), “Act of Required Secured Parties” shall mean either (i) a direction in writing delivered to the Collateral Agent by the Revolving Agent or (ii) a direction in writing delivered to the Collateral Agent by the First Lien Administrative Agent.  In the event that the Collateral Agent, in its reasonable discretion, determines at any time that there exists a conflict in the respective methods of enforcement selected by the Revolving Agent and the First Lien Administrative Agent, (A) the Collateral Agent shall promptly provide written notice to each of the Revolving Agent and the First Lien Administrative Agent who will use commercially reasonable efforts to agree on a mutually acceptable method of enforcement and (B) to the extent such an agreement cannot be reached within 5 Business Days of receipt of such written notice, the Collateral Agent shall follow the enforcement instructions provided by the Revolving Agent (it being understood and agreed that (x) an instruction from the Revolving Agent or the First Lien Administrative Agent not to follow a direction from the other agent without proposing an alternative method of enforcement shall not be considered a conflict in method of enforcement and (y) nothing in this definition shall be deemed to override any rights of the Collateral Agent pursuant to Section 5.11);

(2)           at any time after the Discharge of Revolving Credit Obligations but prior to the Discharge of First Lien Obligations, a direction in writing delivered to the Collateral Agent by the First Lien Administrative Agent; provided, however, that if at any time after the Discharge of Revolving Credit Obligations but prior to the Discharge of First Lien Obligations the only remaining First Lien Obligations are Hedging Obligations, then the term “Act of Required Secured Parties” will mean the holders of a majority of the value of all Hedge Agreements calculated as, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (x) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (y) for any date prior to the date referenced in clause (x), the amounts determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Hedge Provider or an Affiliate of a Hedge Provider); provided, further, that any Hedge Agreement with a termination value or mark-to-market value that is a negative number shall be disregarded for purposes of all calculations required by the term “Act of Required Secured Parties”;

(3)           at any time after the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, a direction in writing delivered to the Collateral

Agent by or with the written consent of the Required Second Lien Debtholders (or the Second Lien Administrative Agent representing the Required Second Lien Debtholders); and

(4)           at any time after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, a direction in writing delivered to the Collateral Agent by or with the written consent of the Required Third Lien Debtholders (or the Trustee representing the Required Third Lien Debtholders).

For purposes of this definition, (a) Secured Debt registered in the name of, or beneficially owned by, the Borrower or any Affiliate of the Borrower will be deemed not to be outstanding and neither the Borrower nor any Affiliate of the Borrower will be entitled to vote such Secured Debt and (b) votes will be determined in accordance with Section 7.2; provided that, for the avoidance of doubt, ASOF and Phoenix shall not be deemed to be Affiliates of the Borrower for purposes of this sentence.

“Additional Secured Obligation Designation” means a notice in substantially the form of Exhibit D.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, that beneficial ownership of 10% or more of the Voting Stock of a Person will be deemed to be control.  For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Agreement” shall mean this Intercreditor Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“ASOF” shall mean ASOF II Investments, LLC, a Delaware limited liability company.

“Asset Disposition” has the meaning set forth in Section 2.11(b)(1).

“Bank Product Obligations” means, all obligations and liabilities (whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred) of the Borrower or any Grantor, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, which may arise under, out of, or in connection with any treasury, investment, depository, clearing house, wire transfer, cash management or automated clearing house transfers of funds services, credit cards (including commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”)), credit card processing services, debit cards, stored value cards, or any related services, to any Person, in each case that are designated by Borrower to the Collateral Agent and each Secured Debt Representative as Bank Product Obligations by written notice in accordance with Section 3.9 hereof.  Any Bank Product Obligations owed to any Person that is a “Bank Product Provider” as such term is defined in the Revolving Credit Agreement and that is also a “Lender

Counterparty” as such term is defined in the First Lien Credit Agreement shall be deemed to be Revolving Credit Obligations.

“Bank Product Provider” means any “Lender Counterparty” as such term is defined in the First Lien Credit Agreement or any “Bank Product Provider” as such term is defined in the Revolving Credit Agreement.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any federal, state or foreign law for the relief of debtors.

“Board of Directors” means (a) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (b) with respect to a partnership, if the general partner of the partnership is a corporation, the board of directors of the general partner of the partnership and if the general partner of the partnership is a limited liability company, the managing member or members or any controlling committee of managing members thereof of such general partner, (c) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof and (d) with respect to any other Person, the board or committee of such Person serving a similar function.

“Borrower” has the meaning set forth in the preamble.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed.

“Capital Stock” means:

(1)           in the case of a corporation, corporate stock;

(2)           in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of stock;

(3)           in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(4)           any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person,

but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Carve-Out” has the meaning set forth in Section 2.11(a)(1).

“Cash Collateral” means all deposit accounts (as defined in the UCC) and all funds credited thereto and all funds withdrawn from any such deposit accounts and, in any Insolvency or Liquidation Proceeding, has the meaning set forth in Section 2.11(a).

“Cash Equivalents” means:

(1)           United States dollars;

(2)           securities issued or directly and fully guaranteed or insured by the United States government (or any agency or instrumentality of the United States government); provided, that the full faith and credit of the United States is pledged in support of those securities having maturities of not more than six months from the date of acquisition;

(3)           certificates of deposit and Eurodollar time deposits with maturities of not more than six months from the date of acquisition, bankers’ acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any lender party to the First Lien Credit Agreement or the Revolving Credit Agreement or with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of “B” or better;

(4)           repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above, entered into with any financial institution meeting the qualifications specified in clause (3) above;

(5)           commercial paper having one of the two highest ratings obtainable from Moody’s or S&P and, in each case, maturing within six months after the date of acquisition; and

(6)           money market funds, the assets of which consist of at least 95% Cash Equivalents of the kinds described in clauses (1) through (5) of this definition.

“Class” means (1) in the case of First Lien Obligations, all First Lien Obligations, taken together, (2) in the case of Second Lien Obligations, all Second Lien Obligations, taken together, and (3) in the case of Third Lien Obligations, all Third Lien Obligations, taken together.

“Collateral” means, in the case of each Series of Secured Debt, all properties and assets of the Borrower and the other Grantors now owned or hereafter acquired in which Liens have been granted, or purported to be granted, or required to be granted, to the Collateral Agent to secure any or all of the Secured Obligations, including any property subject to Liens granted pursuant to Section 2.11, and shall exclude any properties and assets in which the Collateral Agent has released its Liens pursuant to Section 3.2; provided, that, if such Liens are released as a result of the sale, transfer or other disposition of any properties or assets of the Borrower or any other Grantor, such assets or properties will cease to be excluded from the Collateral if the Borrower or any other Grantor thereafter acquires or reacquires such assets or properties.

“Collateral Agent” has the meaning set forth in the preamble.

“Controlling Representative” means at any time (1) prior to the Discharge of First Lien Obligations, the First Lien Representative that represents the Series of First Lien Debt with the then largest outstanding principal amount or, if there is no Series of First Lien Debt, the Hedge Provider with the largest amount of First Lien Obligations owed to it (calculated in accordance with Section 3.4 hereof), (2) after the Discharge of First Lien Obligations and prior to the Discharge of Second Lien Obligations, the Second Lien Administrative Agent and (3) after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, the Trustee.

“Currency Agreement” means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with the operations of the Borrower and/or its Subsidiaries and not for speculative purposes.

“Determination Date” means February 16 and August 16 of each year, commencing on February 16, 2015.

“DIP Financing” has the meaning set forth in Section 2.11(a)(1).

“Discharge of First Lien Obligations” means the occurrence of all of the following:

(1)           termination or expiration of all commitments to extend credit that would constitute First Lien Debt;

(2)           with respect to each Series of First Lien Debt, payment in full in cash of the principal of and interest and premium (if any) on all First Lien Debt of such Series (other than any undrawn letters of credit);

(3)           with respect to any undrawn letters of credit constituting First Lien Debt, either (x) discharge or cash collateralization (at the lower of (A) 103% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable First Lien Document) of all outstanding letters of credit constituting First Lien Debt, (y) the issuance of a back to back letter of credit in favor of the issuer of each such outstanding letter of credit in an amount equal to the amount described in clause (x) above and issued by a financial institution reasonably acceptable to such issuer or (z) the issuer of each such letter of credit has notified the Collateral Agent in writing that alternative arrangements satisfactory to such issuer and to the holders of the related Series of First Lien Debt that has reimbursement obligations with respect thereto have been made; and

(4)           payment in full in cash of all other First Lien Obligations that are outstanding and unpaid at the time the First Lien Debt is paid in full in cash or, in the case of Hedging Obligations, the cash collateralization of all such Hedging Obligations (or other arrangements with respect to all such Hedging Obligations) on terms satisfactory to each applicable counterparty, and the expiration or termination of all outstanding transactions under Hedging Agreements (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time but which survive any such discharge to the extent applicable).

“Discharge of Revolving Credit Obligations” means the occurrence of all of the following:

(1)           termination or expiration of all commitments to extend credit under the Revolving Credit Agreement;

(2)           payment in full in cash of the principal of and interest and premium (if any) on all First Lien Debt under the Revolving Credit Agreement (other than any undrawn letters of credit);

(3)           with respect to any undrawn letters of credit issued under the Revolving Credit Agreement, either (x) discharge or cash collateralization (at the lower of (A) 103% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the Revolving Credit Agreement) of all outstanding letters of credit issued under the Revolving Credit Agreement, (y) the issuance of a back to back letter of credit in favor of the issuer of each such outstanding letter of credit in an amount equal to the amount described in clause (x) above and issued by a financial institution reasonably acceptable to such issuer or (z) the issuer of each such letter of credit issued under the Revolving Credit Agreement has notified the Collateral Agent in writing that alternative arrangements satisfactory to such issuer and to the lenders under the Revolving Credit Agreement have been made; and

(4)           payment in full in cash of all other Revolving Credit Obligations that are outstanding and unpaid at the time the First Lien Debt under the Revolving Credit Agreement is paid in full in cash or, in the case of Hedging Obligations owed to Hedge Providers (as defined in the Revolving Credit Agreement), the cash collateralization of all such Hedging Obligations (or other arrangements with respect to all such Hedging Obligations) on terms satisfactory to each applicable counterparty, and the expiration or termination of all outstanding transactions under the applicable Hedging Agreements (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time but which survive any such discharge to the extent applicable).

“Discharge of Second Lien Obligations” means the occurrence of all of the following:

(1)           termination or expiration of all commitments to extend credit that would constitute Second Lien Debt;

(2)           payment in full in cash of the principal of and interest and premium (if any) on all Second Lien Debt; and

(3)           payment in full in cash of all other Second Lien Obligations that are outstanding and unpaid at the time the Second Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time but which survive any such discharge to the extent applicable).

“First Lien” means a Lien granted, or purported to be granted, by a Security Document to the Collateral Agent, at any time, upon any property of the Borrower or any other Grantor to secure First Lien Obligations.

“First Lien Administrative Agent” has the meaning set forth in the recitals.

“First Lien Cap” means at any date, the sum of:

(1)           the aggregate principal amount of First Lien Obligations incurred under the First Lien Credit Agreement up to, but not in excess of, $285,000,000 less the amount of all permanent repayments and prepayments thereunder; plus

(2)           the aggregate principal amount of First Lien Obligations incurred under the Revolving Credit Agreement (including the undrawn amount of all letters of credit issued under the Revolving Credit Agreement) up to, but not in excess of, $65,000,000 plus up to an additional $6,500,000 for over advances and protective advances under the Revolving Credit Agreement, less the amount of all permanent repayments, prepayments and commitment reductions thereunder; plus

(3)           amounts in respect of interest (including capitalized interest), fees and premiums, if any, on First Lien Obligations; plus

(4)           Hedging Obligations and Bank Product Obligations that are First Lien Obligations; plus

(5)           if there is an Insolvency or Liquidation Proceeding, $30,000,000 solely for a DIP Financing; plus

(6)           all other First Lien Obligations that are not of the type included in clauses (1) through (5) above, including, without limitation, expense reimbursement obligations and indemnification obligations.

“First Lien Credit Agreement” has the meaning set forth in the recitals.

“First Lien Debt” means:

(1)           any Funded Debt now or hereafter incurred under the Revolving Credit Agreement (including letters of credit and reimbursement obligations with respect thereto) that was permitted to be incurred and secured under each applicable Secured Debt Document (or as to which the lenders under the Revolving Credit Agreement or their First Lien Representative obtained an Officers’ Certificate at the time of incurrence (or with respect to any of the Revolving Credit Obligations, at the time of the execution and delivery of the Revolving Credit Agreement) to the effect that such Funded Debt was permitted to be incurred and secured by all applicable Secured Debt Documents);

(2)           any Funded Debt now or hereafter incurred under the First Lien Credit Agreement that was permitted to be incurred and secured under each applicable Secured Debt Document (or as to which the lenders under the First Lien Credit Agreement or their

First Lien Representative obtained an Officers’ Certificate at the time of incurrence to the effect that such Funded Debt was permitted to be incurred and secured by all applicable Secured Debt Documents); and

(3)           any other Funded Debt consisting of either (x) Funded Debt incurred under any refinancing in whole or in part (subject to any applicable restrictions in the Secured Debt Documents) of the Revolving Credit Agreement or (y) Funded Debt incurred under any refinancing in whole or in part (subject to any applicable restrictions in the Secured Debt Documents) of the First Lien Credit Agreement, in each case that is secured by a First Lien and that was permitted to be incurred and permitted to be so secured under each applicable Secured Debt Document; provided, in the case of any Funded Debt referred to in this clause (3), that:

(a)           on or before the date on which such Funded Debt is incurred by the Borrower, such Funded Debt is designated by the Borrower as “First Lien Debt” for the purposes of the Secured Debt Documents in a Refinancing Secured Debt Designation executed and delivered to the Collateral Agent and each then existing Secured Debt Representative, and, in the case of a refinancing in whole, after the execution and delivery of such a Refinancing Secured Debt Designation, the Secured Debt Document governing such Funded Debt shall be deemed to be the Revolving Credit Agreement or the First Lien Credit Agreement hereunder, as applicable; provided, that no Funded Debt may be simultaneously designated as constituting more than one Series of Secured Debt;

(b)           unless the Secured Debt Representative for such Funded Debt is already party to this Agreement as the Revolving Agent or the First Lien Administrative Agent, as applicable, such Secured Debt Representative for such Funded Debt executes and delivers an Intercreditor Joinder to the Collateral Agent and each then existing Secured Debt Representative, and, in the case of a refinancing in whole, after the execution and delivery of such an Intercreditor Joinder, such Secured Debt Representative shall be deemed to be the Revolving Agent or the First Lien Administrative Agent hereunder, as applicable;

(c)           with respect to any real property Collateral, the Borrower and each of the other Grantors shall take actions of a similar nature as described in Section 3.9(d);

(d)           all such Funded Debt incurred under clause (3)(x) above (x) shall vote as a single Class on all matters as directed by Act of Required Secured Parties, (y) shall not provide for different payment or lien priorities among various tranches of such Funded Debt and (z) shall have appointed the Revolving Agent as its Secured Debt representative hereunder; and

(e)           all such Funded Debt incurred under clause (3)(y) above (x) shall vote as a single Class on all matters as directed by the Requisite Lenders (under and as defined in the First Lien Credit Agreement), (y) shall not provide for different payment or lien priorities among various tranches of such Funded Debt and (z) shall have appointed the First Lien Administrative Agent as its Secured Debt Representative hereunder.

For the avoidance of doubt, Hedging Obligations and Bank Product Obligations do not constitute First Lien Debt but may constitute First Lien Obligations.

“First Lien Documents” means the Revolving Credit Agreement, the First Lien Credit Agreement, any other agreements pursuant to which any First Lien Debt is incurred and the First Lien Security Documents.

“First Lien Excluded Obligations” has the meaning set forth in Section 2.17(d)(3).

“First Lien Obligations” means the First Lien Debt and all other Obligations in respect of First Lien Debt including, without limitation, any Post-Petition Claims, together with all Hedging Obligations, all Bank Product Obligations and all Guarantees of any of the foregoing.  In addition to the foregoing, all obligations owing to the Collateral Agent in its capacity as such, whether pursuant to this Agreement or one or more of the First Lien Documents, Second Lien Documents or Third Lien Documents, shall in each case be deemed to constitute First Lien Obligations (with the obligations described in this sentence being herein the “Collateral Agent Obligations”), which Collateral Agent Obligations shall be entitled to the priority provided in clause FIRST of Section 3.4(a).

“First Lien Purchase” has the meaning set forth in Section 2.17(c).

“First Lien Purchase Date” has the meaning set forth in Section 2.17(c).

“First Lien Purchase Event of Default” means (A) as used in Section 2.17(a)(1), the occurrence of any event of default (i) which arises under Section 8.01(a) or as a result of a breach of Section 6 of the First Lien Credit Agreement that has not been cured (or waived by the lenders under the First Lien Credit Agreement or the First Lien Administrative Agent) or under Section 8.01(a) or as a result of a breach of Section 6 of the Second Lien Credit Agreement or (ii) under Section 6.01(1) or Section 6.01(2) of the Indenture or as a result of a breach of Sections 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.13, 4.18 or 5.01 of the Indenture or (B) as used in Section 2.17(a)(2), the occurrence of any event of default (i) which arises under Section 8.01 or as a result of a breach of Section 6 or 7 of the Revolving Credit Agreement that has not been cured (or waived by the lenders under the Revolving Credit Agreement or the Revolving Administrative Agent) or under Section 8.01(a) or as a result of a breach of Section 6 of the Second Lien Credit Agreement or (ii) under Section 6.01(1) or Section 6.01(2) of the Indenture or as a result of a breach of Sections 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.13, 4.18 or 5.01 of the Indenture.

“First Lien Purchase Notice” has the meaning set forth in Section 2.17(b).

“First Lien Purchase Obligations” has the meaning set forth in Section 2.17(b).

“First Lien Purchase Price” has the meaning set forth in Section 2.17(d)(1).

“First Lien Purchase Triggering Event” has the meaning set forth in Section 2.17(a).

“First Lien Purchasing Parties” has the meaning set forth in Section 2.17(c).

“First Lien Recovery” has the meaning set forth in Section 2.11(g).

“First Lien Representative” means:

(a)           in the case of the Revolving Credit Agreement, the Revolving Agent; and

(b)           in the case of the First Lien Credit Agreement, the First Lien Administrative Agent.

“First Lien Right to Purchase Notice” has the meaning set forth in Section 2.17(a).

“First Lien Secured Parties” means the holders of First Lien Obligations, each First Lien Representative and the Collateral Agent.

“First Lien Security Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Borrower or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Agent, for the benefit of any of the First Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Funded Debt” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:

(1)           in respect of borrowed money or advances; or

(2)           evidenced by loan agreements, bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof).

For the avoidance of doubt, “Funded Debt” shall not include Hedging Obligations or Bank Product Obligations.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

“Grantors” means the Borrower, the Guarantors and any other Person (if any) that at any time provides collateral security for any Secured Obligations.

“Guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner including, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Funded Debt (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

“Guarantor” means, with respect to any First Lien Obligations, each person who has Guaranteed payment of any First Lien Obligations, with respect to any Second Lien Obligations, each person who has Guaranteed payment of any Second Lien Obligations and, with respect to any Third Lien Obligations, each person who has Guaranteed payment of any Third Lien Obligations.

“Hedge Agreement” means any Interest Rate Agreement or Currency Agreement between any Grantor and any Hedge Provider; provided that the requirements of Section 3.9 have been complied with.  As used herein, “Hedge Agreement” shall include both any Interest Rate Agreement or Currency Agreement constituting a “master agreement” and any related Swap Transaction.

“Hedge Modification” has the meaning set forth in Section 3.9(d)(1).

“Hedge Mortgage” has the meaning set forth in Section 3.9(d)(1).

“Hedge Mortgaged Property” has the meaning set forth in Section 3.9(d)(1).

“Hedge Provider” means any “Lender Counterparty” as such term is defined in the First Lien Credit Agreement or any “Hedge Provider” as such term is defined in the Revolving Credit Agreement.

“Hedge Title Datedown Product” has the meaning set forth in Section 3.9(d)(3).

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under any Hedge Agreement.  Any Hedging Obligations owed to any Person that is a “Hedge Provider” as such term is defined in the Revolving Credit Agreement and that is also a “Lender Counterparty” as such term is defined in the First Lien Credit Agreement shall be deemed to be Revolving Credit Obligations.

“Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Security Documents, including any of the foregoing relating to the use of proceeds of any Secured Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against the Borrower, any of its Subsidiaries or any other Grantor or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.

“Indemnitee” has the meaning set forth in Section 7.12(a).

“Indenture” has the meaning set forth in the recitals.

“Insolvency or Liquidation Proceeding” means:

(1)           any voluntary or involuntary case commenced by or against the Borrower or any other Grantor under the Bankruptcy Code or any similar federal or state law for the relief of debtors, any other proceeding for the reorganization, recapitalization, receivership, liquidation or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)           any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3)           any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intercreditor Joinder” means (i) with respect to the provisions of this Agreement relating to any Funded Debt described in clause (3) of the definition of “First Lien Debt”, in clause (2) of the definition of “Second Lien Debt” or clause (2) of the definition of “Third Lien Debt”, an agreement substantially in the form of Exhibit B, (ii) with respect to the provisions of this Agreement relating to the addition of additional Grantors, an agreement substantially in the form of Exhibit C and (iii) with respect to the provisions of this Agreement relating to any Hedging Obligations or Bank Product Obligations, an agreement substantially in the form of Exhibit E.

“Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect the Borrower or any of its Subsidiaries against fluctuations in interest rates and is not for speculative purposes.

“LC Cash Collateral Account” has the meaning set forth in Section 2.17(d)(2).

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, in each case of any kind, to secure payment of a debt or performance of an obligation and any option, call, trust (contractual, statutory, deemed, equitable, constructive, resulting or otherwise), UCC Financing Statement, any right of set-off or recoupment or preferential arrangement having the practical effect of any of the foregoing.

“Material Event of Default” means the occurrence of any event of default (i) which arises under Section 8.01(a) or as a result of a breach of Section 6 of the First Lien Credit Agreement or under Section 8.01(a) or as a result of a breach of Section 6 of the Second Lien Credit Agreement that has not been cured (or waived by the lenders under the Second Lien

Credit Agreement or the Second Lien Administrative Agent) or (ii) under Section 6.01(1) or Section 6.01(2) of the Indenture or as a result of a breach of Sections 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.13, 4.18 or 5.01 of the Indenture that has not been cured (or waived by the holders under the Indenture).

“Moody’s” means Moody’s Investors Service, Inc., and its successors and assigns.

“Notes” has the meaning set forth in the recitals.

“Note Documents” means the Indenture, the Notes and the Third Lien Security Documents securing the Obligations in respect thereof.

“Obligations” means any principal (including reimbursement obligations with respect to letters of credit whether or not drawn), interest (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the applicable Secured Debt Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premium (if any), fees, indemnifications, reimbursements, expenses, charges and other liabilities payable under the documentation governing any Secured Obligations.

“Officers’ Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Borrower by two officers of the Borrower, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Borrower, including:

(a)           a statement that the Person making such certificate has read such covenant or condition;

(b)           a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

(c)           a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

(d)           a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

“Permitted Prior Lien” means any Lien that has priority over the Lien of the Collateral Agent for the benefit of the First Lien Secured Parties which Lien was permitted under each First Lien Document.

“Permitted Revolver Actions” means (a) at all times, (i) the establishment of borrowing base reserves, collateral ineligibles or other conditions for advances, (ii) the changing of advance rates or advance sub-limits, (iii) the imposition of a default rate or late fee, (iv)  the cessation of lending pursuant to the provisions of the Revolving Credit Agreement including upon the occurrence of a default or the existence of an overadvance, (v) the acceleration of the First Lien Obligations under the Revolving Credit Agreement and (vi) the exercise by the Revolving Agent of control over any Deposit Account and the withdrawal and application of funds on deposit therein, in each case, in accordance with Section 5.15 and (b) so long as no event of default has been declared under the Revolving Credit Agreement by the Revolving Agent and is continuing, (i) cash sweeps that are permitted pursuant to the terms of the Revolving Credit Agreement relating to dominion over bank accounts and (ii) the collection and application to the Revolving Credit Obligations of Accounts or other monies deposited from time to time in Deposit Accounts.

“Person” means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

“Phoenix” means Phoenix Investment Adviser LLC, a Delaware limited liability company, on behalf of certain private funds and accounts managed by it.

“Post-Petition Claims” means interest, fees, expenses and other charges that pursuant to the First Lien Documents, Second Lien Documents or Third Lien Documents, as applicable, become due and payable as a result of, or continue to accrue after, the commencement of any Insolvency of Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are enforceable, allowable or allowed in any such Insolvency or Liquidation Proceeding.

“Reaffirmation Agreement” means an agreement reaffirming the security interests granted to the Collateral Agent in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement.

“Refinancing Secured Debt Designation” means a notice is substantially the form of Exhibit A.

“Required Second Lien Debtholders” means, at any time, the holders of more than 50% of the sum of:

(a)           the aggregate outstanding principal amount of Second Lien Debt (including outstanding letters of credit whether or not then available or drawn); and

(b)           other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Second Lien Debt.

For purposes of this definition, (a) Second Lien Debt registered in the name of, or beneficially owned by, the Borrower or any Affiliate of the Borrower will be deemed not to be outstanding, and neither the Borrower nor any Affiliate of the Borrower will be entitled to vote any of the Second Lien Debt and (b) votes will be determined in accordance with the provisions of Section 7.2; provided that, for the avoidance of doubt, ASOF and Phoenix shall not be deemed to be Affiliates of the Borrower for purposes of this sentence.

“Required Third Lien Debtholders” means, at any time, the holders of more than 50% of the sum of:

(a)           the aggregate outstanding principal amount of Third Lien Debt (including outstanding letters of credit whether or not then available or drawn); and

(b)           other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Third Lien Debt.

For purposes of this definition, (a) Third Lien Debt registered in the name of, or beneficially owned by, the Borrower or any Affiliate of the Borrower will be deemed not to be outstanding, and neither the Borrower nor any Affiliate of the Borrower will be entitled to vote any of the Third Lien Debt and (b) votes will be determined in accordance with the provisions of Section 7.2; provided that, for the avoidance of doubt, ASOF and Phoenix shall not be deemed to be Affiliates of the Borrower for purposes of this sentence.

“Revolver Purchase” has the meaning set forth in Section 2.20(c).

“Revolver Purchase Date” has the meaning set forth in Section 2.20(c).

“Revolver Purchase LC Cash Collateral Account” has the meaning set forth in Section 2.20(d)(2).

“Revolver Purchase Notice” has the meaning set forth in Section 2.20(b).

“Revolver Purchase Obligations” has the meaning set forth in Section 2.20(b).

“Revolver Purchase Price” has the meaning set forth in Section 2.20(d)(1).

“Revolver Purchase Triggering Event” has the meaning set forth in Section 2.20(a).

“Revolver Purchasing Parties” has the meaning set forth in Section 2.20(c).

“Revolver Right to Purchase Notice” has the meaning set forth in Section 2.20(a).

“Revolving Agent” has the meaning set forth in the recitals.

“Revolving Credit Agreement” has the meaning set forth in the recitals.

“Revolving Credit Obligations” means all outstanding First Lien Debt under the Revolving Credit Agreement and all other First Lien Obligations arising in connection with the Revolving Credit Agreement, together with all Hedging Obligations owed to Hedge Providers (as defined in the Revolving Credit Agreement) and all Bank Product Obligations owed to Bank Product Providers (as defined in the Revolving Credit Agreement) (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Revolving Credit Agreement, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), and including the discharge or cash collateralization (at the lower of (1) 103% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the Revolving Credit Agreement) of all outstanding letters of credit constituting First Lien Debt under the Revolving Credit Agreement.

“S&P” means Standard & Poor’s Ratings Group and its successors and assigns.

“Second Lien” means a Lien granted, or purported to be granted, by a Security Document to the Collateral Agent, at any time, upon any property of the Borrower or any other Grantor to secure Second Lien Obligations.

“Second Lien Administrative Agent” has the meaning set forth in the recitals.

“Second Lien Cap” means at any date, the sum of:

(1)           the aggregate principal amount of Second Lien Obligations incurred under the Second Lien Credit Agreement up to, but not in excess of, $70,000,000 plus the amount of any additional Indebtedness of the Grantors under the Second Lien Documents incurred in the form of a Specified Contribution (as defined in the First Lien Credit Agreement) less the amount of all permanent repayments and prepayments thereunder; plus

(2)           amounts in respect of interest (including capitalized interest), fees and premiums, if any, on Second Lien Obligations; plus

(3)           [Reserved]; plus

(4)           if there is an Insolvency or Liquidation Proceeding, $30,000,000 solely for a DIP Financing, to the extent permitted pursuant to Section 2.11(a); plus

(5)           all other Second Lien Obligations that are not of the type included in clauses (1) through (4) above, including, without limitation, expense reimbursement obligations and indemnification obligations.

“Second Lien Credit Agreement” has the meaning set forth in the recitals.

“Second Lien Debt” means:

(1)           any Funded Debt now or hereafter incurred under the Second Lien Credit Agreement that was permitted to be incurred and secured under each applicable Secured Debt Document (or as to which the lenders under the Second Lien Credit Agreement or the Second Lien Administrative Agent obtained an Officers’ Certificate at the time of incurrence to the effect that such Funded Debt was permitted to be incurred and secured by all applicable Secured Debt Documents); and

(2)           any other Funded Debt consisting of Funded Debt incurred under any refinancing in whole or in part (subject to any applicable restrictions in the Secured Debt

Documents) of the Second Lien Credit Agreement that is secured by a Second Lien and that was permitted to be incurred and permitted to be so secured under each applicable Secured Debt Document; provided, in the case of any Funded Debt referred to in this clause (2), that

(a)           on or before the date on which such Funded Debt is incurred by the Borrower, such Funded Debt is designated by the Borrower as “Second Lien Debt” for the purposes of the Secured Debt Documents in a Refinancing Secured Debt Designation executed and delivered to the Collateral Agent and each then existing Secured Debt Representative, and, in the case of a refinancing in whole, after the execution and delivery of such a Refinancing Secured Debt Designation, the Secured Debt Document governing such Funded Debt shall be deemed to be the Second Lien Credit Agreement hereunder; provided, that no Funded Debt may be simultaneously designated as constituting more than one Series of Secured Debt;

(b)           unless the Secured Debt Representative for such Funded Debt is already party to this Agreement as the Second Lien Administrative Agent, such Secured Debt Representative for such Funded Debt executes and delivers an Intercreditor Joinder to the Collateral Agent and each then existing Secured Debt Representative, and, in the case of a refinancing in whole, after the execution and delivery of such an Intercreditor Joinder, such Secured Debt Representative shall be deemed to be the Second Lien Administrative Agent hereunder;

(c)           with respect to any real property Collateral, the Borrower and each of the other Grantors shall take actions of a similar nature as described in Section 3.9(d); and

(d)           all such Funded Debt incurred under this clause (2) (x) shall vote as a single Class on all matters, (y) shall not provide for different payment or lien priorities among various tranches of such Funded Debt and (z) shall have appointed the Second Lien Administrative Agent as its Secured Debt representative hereunder.

“Second Lien Documents” means, the Second Lien Credit Agreement, any other agreement pursuant to which any Second Lien Debt is incurred and the Second Lien Security Documents.

“Second Lien Excluded Obligations” has the meaning set forth in Section 2.18(d)(2).

“Second Lien Obligations” means Second Lien Debt and all other Obligations in respect thereof including, without limitation, any Post-Petition Claims, and all Guarantees of any of the foregoing.

“Second Lien Purchase” has the meaning set forth in Section 2.18(c).

“Second Lien Purchase Date” has the meaning set forth in Section 2.18(c).

“Second Lien Purchase Event of Default” means the occurrence of any event of default which arises (i) under Section 8.01(a) or as a result of a breach of Section 6 of the First Lien Credit Agreement that has not been cured (or waived by the lenders under the First Lien Credit Agreement or the First Lien Administrative Agent), (ii) under Section 8.01 or as a result of a breach of Section 6 or 7 of the Revolving Credit Agreement that has not been cured (or waived by the lenders under the Revolving Credit Agreement or the Revolving Administrative Agent) or (iii) under Section 6.01(1) or Section 6.01(2) of the Indenture or as a result of a breach of Sections 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.13, 4.18 or 5.01 of the Indenture.

“Second Lien Purchase Notice” has the meaning set forth in Section 2.18(b).

“Second Lien Purchase Obligations” has the meaning set forth in Section 2.18(b).

“Second Lien Purchase Price” has the meaning set forth in Section 2.18(d)(1).

“Second Lien Purchase Triggering Event” has the meaning set forth in Section 2.18(a).

“Second Lien Purchasing Parties” has the meaning set forth in Section 2.18(c).

“Second Lien Recovery” has the meaning set forth in Section 2.11(g).

“Second Lien Right to Purchase Notice” has the meaning set forth in Section 2.18(a).

“Second Lien Secured Parties” means the holders of Second Lien Obligations and the Second Lien Administrative Agent.

“Second Lien Security Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Borrower or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Agent, for the benefit of any of the Second Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Second Lien Standstill Period” has the meaning set forth in Section 2.5(a).

“Secured Debt” means First Lien Debt, Second Lien Debt and Third Lien Debt.

“Secured Debt Default” means any event or condition that, under the terms of any credit agreement, indenture or other agreement governing any Series of Secured Debt causes, or permits holders of Secured Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause, the Secured Debt outstanding thereunder to become immediately due and payable.

“Secured Debt Documents” means the First Lien Documents, the Second Lien Documents and the Third Lien Documents.

“Secured Debt Representative” means each First Lien Representative, the Second Lien Administrative Agent and the Trustee.

“Secured Obligations” means First Lien Obligations, Second Lien Obligations and Third Lien Obligations.

“Secured Parties” means the holders of Secured Obligations, the Secured Debt Representatives and the Collateral Agent.

“Security Documents” means this Agreement, each Intercreditor Joinder, each First Lien Security Document, each Second Lien Security Document and each Third Lien Security Document, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Series of First Lien Debt” means, severally, Funded Debt under the Revolving Credit Agreement and Funded Debt under the First Lien Credit Agreement.  For the avoidance of doubt, all reimbursement obligations in respect of letters of credit issued pursuant to a First Lien Document shall be part of the same Series of First Lien Debt as all other First Lien Debt incurred pursuant to such First Lien Document.

“Series of Secured Debt” means, severally, each Series of First Lien Debt, Funded Debt under the Second Lien Credit Agreement and the Notes.

“Specified Cash Payment Event” means, as of any Determination Date, either (a) an Event of Default (as defined in the relevant agreement) then exists under the First Lien Credit Agreement or the Second Lien Credit Agreement or (b) the Borrower has failed to show Consolidated EBITDA (as defined in the First Lien Credit Agreement) for the most recent four fiscal quarter period ended prior to such Determination Date of $54,000,000 or greater, as set forth in a Compliance Certificate (as defined in the First Lien Credit Agreement) to be delivered to the First Lien Administrative Agent prior to such Determination Date.

“Subsidiary” means, with respect to any specified Person:

(1)           any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2)           any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

“Surviving First Lien Obligations” has the meaning set forth in Section 2.17(c).

“Surviving Revolving Obligations” has the meaning set forth in Section 2.20(c).

“Surviving Second Lien Obligations” has the meaning set forth in Section 2.18(c).

“Swap Transactions” means any and all such transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any Hedge Agreement.

“Third Lien” means a Lien granted, or purported to be granted, by a Security Document to the Collateral Agent, at any time, upon any property of the Borrower or any other Grantor to secure Third Lien Obligations.

“Third Lien Cap” means at any date, the sum of:

(1)           the aggregate principal amount of Third Lien Obligations incurred under the Indenture up to, but not in excess of, $210,986,000 less the amount of all permanent repayments and prepayments thereunder; plus

(2)           amounts in respect of interest (including capitalized interest and any PIK Notes (as defined in the Indenture as in effect on the date hereof) issued from time to time to pay PIK Interest (as defined in the Indenture as in effect on the date hereof) on the Notes in accordance with the terms of the Indenture), fees and premiums, if any, on Third Lien Obligations; plus

(3)           if there is an Insolvency or Liquidation Proceeding, $30,000,000 solely for a DIP Financing, to the extent permitted pursuant to Section 2.11(a); plus

(4)           all other Third Lien Obligations that are not of the type included in clauses (1) through (3) above, including, without limitation, expense reimbursement obligations and indemnification obligations.

“Third Lien Debt” means:

(1)           the Notes issued on the date hereof and any PIK Notes (as defined in the Indenture as in effect on the date hereof) issued from time to time to pay PIK Interest (as defined in the Indenture as in effect on the date hereof) on the Notes in accordance with the terms of the Indenture; and

(2)           any other Funded Debt consisting of Funded Debt incurred under any refinancing in whole or in part (subject to any applicable restrictions in the Secured Debt Documents) of the Notes that is secured by a Third Lien and that was permitted to be incurred and permitted to be so secured under each applicable Secured Debt Document; provided, in the case of any Funded Debt referred to in clause (2) of this definition, that:

(a)           on or before the date on which such Funded Debt is incurred by the Borrower, such Funded Debt is designated by the Borrower as “Third Lien Debt” for the purposes of the Secured Debt Documents in a Refinancing Secured Debt Designation executed and delivered to the Collateral Agent and each then existing

Secured Debt Representative, and, in the case of a refinancing in whole, after the execution and delivery of such a Refinancing Secured Debt Designation, the Secured Debt Document governing such Funded Debt shall be deemed to be the Indenture hereunder; provided, that no Funded Debt may be simultaneously designated as constituting more than one Series of Secured Debt;

(b)           unless the Secured Debt Representative for such Funded Debt is already party to this Agreement as the Trustee, such Secured Debt Representative for such Funded Debt executes and delivers an Intercreditor Joinder to the Collateral Agent and each then existing Secured Debt Representative, and, in the case of a refinancing in whole, after the execution and delivery of such an Intercreditor Joinder, such Secured Debt Representative shall be deemed to be the Trustee hereunder;

(c)           with respect to any real property Collateral, the Borrower and each of the other Grantors shall take actions of a similar nature as described in Section 3.9(d); and

(d)           all such Funded Debt incurred under this clause (2) (x) shall vote as a single Class on all matters, (y) shall not provide for different payment or lien priorities among various tranches of such Funded Debt and (z) shall have appointed the Trustee as its Secured Debt representative hereunder.

“Third Lien Documents” means, collectively, the Note Documents, any other agreement pursuant to which any Third Lien Debt is incurred and the Third Lien Security Documents.

“Third Lien Obligations” means Third Lien Debt and all other Obligations in respect thereof including, without limitation, any Post-Petition Claims, and all Guarantees of any of the foregoing.

“Third Lien Secured Parties” means the holders of Third Lien Obligations and the Trustee.

“Third Lien Security Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Borrower or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Agent, for the benefit of any of the Third Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Third Lien Standstill Period” has the meaning set forth in Section 2.5(c).

“Trustee” has the meaning set forth in the recitals.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

SECTION 1.2       Other Definition Provisions.

(a)           The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Exhibit and Annex references, are to this Agreement unless otherwise specified.  References to any Schedule, Exhibit or Annex shall mean such Schedule, Exhibit or Annex as amended or supplemented from time to time in accordance with this Agreement.

(b)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)           The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein shall mean payment in cash in immediately available funds.

(d)           The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

(e)           All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

(f)            All terms used in this Agreement that are defined in Article 9 of the UCC and not otherwise defined herein have the meanings assigned to them in Article 9 of the UCC.

(g)           Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Indenture (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided, that any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of the Indenture (including any definition contained therein) as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the Indenture and (2) prior to the Discharge of First Lien Obligations and the Discharge of the Second Lien Obligations, approved in a writing delivered to the Trustee and the Collateral Agent by, or on behalf of, the requisite First Lien Secured Parties and the requisite Second Lien Secured Parties as are needed (if any) under the terms of the applicable First Lien Documents and the applicable Second Lien Documents to approve such amendment or modification.  Unless otherwise set forth herein, references to principal amount shall include, without duplication, any reimbursement obligations with respect to a letter or credit and the face amount thereof (whether or not such amount is, at the time of determination, drawn or available to be drawn).

This Agreement and the other Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it.  Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Security Documents.

ARTICLE 2.         INTERCREDITOR MATTERS

SECTION 2.1       [Reserved].

SECTION 2.2       [Reserved].

SECTION 2.3       [Reserved].

SECTION 2.4       Priority of Liens between Classes.

Notwithstanding anything else contained herein or in any other Security Document, and notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the First Lien Obligations granted on the Collateral, of any Liens securing the Second Lien Obligations granted on the Collateral or of any Liens securing the Third Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, the time of incurrence of any Series of Secured Debt or the time of incurrence of any other First Lien Obligation, Second Lien Obligation or Third Lien Obligation or any other applicable law or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the First Lien Obligations, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against the Borrower or any other Grantor (and during such Insolvency or Liquidation Proceeding), it is the intent of the parties that, and the parties hereto agree for themselves and the First Lien Secured Parties, the Second Lien Secured Parties and Third Lien Secured Parties represented by them that:

(1)           this Agreement and the other Security Documents create three separate and distinct Liens securing three separate and distinct Classes of Obligations:  (i) the First Lien securing the payment and performance of the First Lien Obligations, (ii) the Second Lien securing the payment and performance of the Second Lien Obligations and (iii) the Third Lien securing the payment and performance of the Third Lien Obligations;

(2)           any Liens on Collateral securing the Second Lien Obligations now or hereafter held by the Collateral Agent for the benefit of the Second Lien Secured Parties or held by any Second Lien Secured Party, in each case, whether by grant, possession, statute, operation of law, subrogation or otherwise, are subject, junior and subordinate to any Liens on Collateral securing any First Lien Obligation; and

(3)           any Liens on Collateral securing the Third Lien Obligations now or hereafter held by the Collateral Agent for the benefit of the Third Lien Secured Parties or held by any Third Lien Secured Party, in each case, whether by grant, possession, statute, operation of law, subrogation or otherwise, are subject, junior and subordinate to (x) any Liens on Collateral securing any First Lien Obligation and (y) any Liens on Collateral securing any Second Lien Obligation.

For the avoidance of doubt, in the event that any Second Lien Secured Party or Third Lien Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes hereof (including the priority of Liens).

SECTION 2.5       Restrictions on Enforcement of Second Liens and Third Liens.

(a)           Until the Discharge of First Lien Obligations,  whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, the First Lien Secured Parties, acting by an Act of Required Secured Parties, will have, subject to the exceptions set forth below in clauses (1) through (4), the exclusive right to authorize and direct the Collateral Agent with respect to each of the First Lien Security Documents, the Second Lien Security Documents and the Third Lien Security Documents and the Collateral including, without limitation, the exclusive right to authorize or direct the Collateral Agent to foreclose, execute, levy, or collect on, take possession or control of, sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral under the First Lien Documents, the Second Lien Documents or the Third Lien Documents (including by way of set-off, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable), and none of the Second Lien Administrative Agent, any Second Lien Secured Party, the Trustee or any Third Lien Secured Party may authorize or direct the Collateral Agent with respect to such matters; provided, however, that the Required Second Lien Debtholders (or the Second Lien Administrative Agent representing such Required Second Lien Debtholders) may so direct the Collateral Agent with respect to the enforcement of Second Lien Security Documents and rights and remedies against the Collateral thereunder after the passage of a period of at least 180 days has elapsed since the later of:  (i) the date on which the Second Lien Administrative Agent has declared the existence of any Event of Default under (and as defined in) any Second Lien Documents and demanded the repayment of all the principal amount of all Second Lien Obligations thereunder in accordance with the terms of the applicable Second Lien Document; and (ii) the date on which the Collateral Agent and each First Lien Representative has received written notice from the Second Lien Administrative Agent of such declarations of an Event of Default (the “Second Lien Standstill Period”); provided, further, that notwithstanding anything herein to the contrary, in no event shall any Second Lien Debtholder or the Second Lien Administrative Agent so authorize or direct the Collateral Agent if, notwithstanding the expiration of the Second Lien Standstill Period, (i) the First Lien Secured

Parties or a First Lien Representative shall have caused the Collateral Agent to commence and diligently pursue the exercise of rights and remedies with respect to all or any material portion of the Collateral, (ii) the Borrower or any other Grantor is then a debtor under or with respect to (or is otherwise subject to) any Insolvency or Liquidation Proceeding or (iii) the acceleration of the Second Lien Obligations (if any) is rescinded in accordance with the terms of the applicable Second Lien Document.  Notwithstanding the foregoing, the Second Lien Secured Parties and Third Lien Secured Parties may direct the Collateral Agent or the Second Lien Administrative Agent and the Trustee, as applicable:

(1)           (x) in the case of the Second Lien Secured Parties and the Second Lien Administrative Agent, pursuant to an Act of Required Secured Parties but without any condition or restriction whatsoever, at any time after the Discharge of First Lien Obligations and (y) in the case of the Third Lien Secured Parties and the Trustee, pursuant to an Act of Required Secured Parties but without any condition or restriction whatsoever, at any time after both the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations;

(2)           as necessary to redeem any Collateral in a creditor’s redemption permitted by law or to deliver any notice or demand necessary to enforce (subject, in the case of Second Lien Secured Parties and the Second Lien Administrative Agent, to the prior Discharge of First Lien Obligations and, in the case of Third Lien Secured Parties and the Trustee, to both the prior Discharge of First Lien Obligations and the prior Discharge of Second Lien Obligations) any right to claim, take or receive proceeds of Collateral remaining, in the case of Second Lien Secured Parties and the Second Lien Administrative Agent, after the Discharge of First Lien Obligations, and, in the case of Third Lien Secured Parties and the Trustee, after both the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, in the event of foreclosure or other enforcement of any Lien (other than Liens in favor of the Collateral Agent or a First Lien Secured Party);

(3)           as necessary to perfect or establish the priority (subject to First Liens) of the Second Liens on any Collateral and (subject to First Liens and Second Liens) of the Third Liens upon any Collateral, except that the Second Lien Secured Parties and the Third Lien Secured Parties may not require the Collateral Agent to take any action to perfect any Collateral through possession or control other than the Collateral Agent taking any action for possession or control required by the First Lien Secured Parties (or, in the case of the Third Lien Secured Parties, after a Discharge of First Lien Obligations, the Second Lien Secured Parties) and the Collateral Agent agreeing pursuant to Section 7.4 that the Collateral Agent as agent for the benefit of the First Lien Secured Parties agrees to act as bailee and/or agent for the Collateral Agent for the benefit of the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable, as specified in Section 7.4;

(4)           as necessary to take any action not adverse to the priority status of the First Lien Secured Parties on the Collateral set forth in this Agreement or the rights of the First Lien Administrative Agent or the First Lien Secured Parties, in order to create, prove, preserve or protect (but not enforce) the Second Liens and Third Liens upon any Collateral;

(5)           to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable, including any claims secured by the Collateral, if any, in each case in accordance with, and subject to, the terms of this Agreement and not otherwise adverse to the priority status of the First Lien Obligations set forth in this Agreement; and

(6)           to vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Obligations or the Third Lien Obligations, as applicable, and the Collateral; provided that no filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by the Collateral Agent (on behalf of the Second Lien Secured Parties or the Third Lien Secured Parties) or the Second Lien Administrative Agent or the Trustee may be inconsistent with the provisions of this Agreement or otherwise be adverse to the priority status of the First Lien Obligations set forth in this Agreement.

Nothing in this Section 2.5(a) shall prevent the Revolving Agent from taking any Permitted Revolver Actions prior to the Discharge of Revolving Credit Obligations.

(b)           Until the Discharge of First Lien Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, none of the Second Lien Secured Parties, the Third Lien Secured Parties, the Collateral Agent (unless acting pursuant to an Act of Required Secured Parties consistent with the terms of this Agreement), the Second Lien Administrative Agent or the Trustee will:

(1)           request judicial relief, in an Insolvency or Liquidation Proceeding  or in any other court, or take any other action, that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the First Lien Secured Parties in respect of the First Liens or that would limit, invalidate, avoid or set aside any First Lien or subordinate the First Liens to the Second Liens or the Third Liens or grant the Second Liens or Third Liens equal ranking to the First Liens;

(2)           oppose or otherwise contest any motion for relief from the automatic stay or for any injunction against foreclosure or enforcement of First Liens made by any First Lien Secured Party or any First Lien Representative in any Insolvency or Liquidation Proceeding;

(3)           oppose or otherwise contest any lawful exercise by any First Lien Secured Party or any First Lien Representative of the right to credit bid First Lien Debt at any sale of Collateral in foreclosure of First Liens;

(4)           oppose or otherwise contest any other request for judicial relief made in any court by any holder of First Lien Obligations or any First Lien Representative relating to the lawful enforcement of any First Lien;

(5)           contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent, any First Lien Representative or any First Lien Secured Party or any other exercise by the Collateral Agent, any First Lien Representative or any First Lien Secured Party of any rights and remedies relating to the Collateral under the First Lien Documents or otherwise and the Second Lien Administrative Agent on behalf of itself and each Second Lien Secured Party and the Trustee on behalf of itself and each Third Lien Secured Party hereby waives any and all rights it may have to object to the time or manner in which the Collateral Agent, any First Lien Representative or any First Lien Secured Party seeks to enforce the First Lien Obligations or the First Liens; or

(6)           object to the forbearance by the Collateral Agent from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral.

Except as specifically set forth in this Agreement, both before and during an Insolvency or Liquidation Proceeding, the First Lien Secured Parties, the First Lien Administrative Agent, the Second Lien Secured Parties, the Second Lien Administrative Agent, the Third Lien Secured Parties and the Trustee may take any actions and exercise any and all rights that would be available to a holder of unsecured claims that are not inconsistent with this Agreement.

(c)           After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations,  whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, the Second Lien Secured Parties, acting by an Act of Required Secured Parties, will have, subject to the exceptions set forth below in clauses (1) through (4), the exclusive right to authorize and direct the Collateral Agent with respect to each of the Second Lien Security Documents and the Third Lien Security Documents and the Collateral including, without limitation, the exclusive right to authorize or direct the Collateral Agent to foreclose, execute, levy, or collect on, take possession or control of, sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral under the Second Lien Documents or the Third Lien Documents (including by way of set-off, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable), and none of the Third Lien Secured Parties or the Trustee may authorize or direct the Collateral Agent with respect to such matters; provided, however, that the Required Third Lien Debtholders (or the Trustee representing such Required Third Lien Debtholders)  may so direct the Collateral Agent with respect to the enforcement of Third Lien Security Documents and rights and remedies against the Collateral thereunder after the passage of a period of at least 180 days has elapsed since the latest of:  (i) the Discharge of First Lien Obligations, (ii) the date on which the Trustee has declared the existence of any Event of Default under (and as defined in) any Third Lien Documents and demanded the repayment of all the principal amount of all Third Lien Obligations thereunder in accordance with the terms of the applicable Third Lien Document; and (iii) the date on which the Collateral Agent and the Second Lien Administrative Agent have received written notice from the Trustee of such declarations of an Event of Default (the “Third Lien Standstill Period”); provided, further, that notwithstanding anything herein to the contrary, in no event shall any Third Lien Debtholder or the Trustee so authorize or direct the Collateral Agent if, notwithstanding the expiration of the Third Lien Standstill Period, (i) the Second Lien Secured Parties or the Second Lien Administrative Agent shall have caused the Collateral Agent to commence and diligently pursue the exercise of rights and remedies with respect to all or any material portion of the Collateral, (ii) the Borrower or any other Grantor is then a debtor under or with respect to (or is otherwise subject to) any Insolvency or Liquidation Proceeding or (iii) the acceleration of the Third Lien Obligations (if any) is rescinded in accordance with the terms of the applicable Third Lien Document.  Notwithstanding the foregoing, the Third Lien Secured Parties may direct the Collateral Agent or the Trustee, as applicable:

(1)           without any condition or restriction whatsoever, at any time after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations;

(2)           as necessary to redeem any Collateral in a creditor’s redemption permitted by law or to deliver any notice or demand necessary to enforce (subject to the prior Discharge of First Lien Obligations and Discharge of Second Lien Obligations) any right to claim, take or receive proceeds of Collateral remaining after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations in the event of foreclosure or other enforcement of any Lien (other than Liens in favor of the Collateral Agent, a First Lien Secured Party or a Second Lien Secured Party);

(3)           as necessary to perfect or establish the priority (subject to First Liens and Second Liens) of the Third Liens upon any Collateral, except that, after the Discharge of First Lien Obligations, the Third Lien Secured Parties may not require the Collateral Agent to take any action to perfect any Collateral through possession or control other than the Collateral Agent taking any action for possession or control required by the Second Lien Secured Parties and the Collateral Agent agreeing pursuant to Section 7.4 that the Collateral Agent as agent for the benefit of the Second Lien Secured Parties agrees to act as bailee and/or agent for the Collateral Agent for the benefit of the Third Lien Secured Parties as specified in Section 7.4;

(4)           as necessary to take any action not adverse to the priority status of the First Lien Secured Parties and the Second Lien Secured Parties on the Collateral set forth in this Agreement or the rights of the First Lien Administrative Agent, the First Lien Secured Parties, the Second Lien Administrative Agent or the Second Lien Secured Parties, in order to create, prove, preserve or protect (but not enforce) the Third Liens upon any Collateral;

(5)           to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Third Lien Secured Parties, including any claims secured by the Collateral, if any, in each case in accordance with, and subject to, the terms of this Agreement and not otherwise adverse to the priority status of the First Lien Obligations and the Second Lien Obligations set forth in this Agreement; and

(6)           to vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Third Lien Obligations and the Collateral; provided that no filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by the Collateral Agent (on behalf of the Third Lien Secured Parties) or the Trustee may be inconsistent with the provisions of this Agreement or otherwise be adverse to the priority status of the First Lien Obligations and the Second Lien Obligations set forth in this Agreement.

(d)           After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, none of the Third Lien Secured Parties, the Collateral Agent (unless acting pursuant to an Act of Required Secured Parties consistent with the terms of this Agreement) or the Trustee will:

(1)           request judicial relief, in an Insolvency or Liquidation Proceeding  or in any other court, or take any other action, that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the Second Lien Secured Parties in respect of the Second Liens or that would limit, invalidate, avoid or set aside any Second Lien or subordinate the Second Liens to the Third Liens or grant the Third Liens equal ranking to the Second Liens;

(2)           oppose or otherwise contest any motion for relief from the automatic stay or for any injunction against foreclosure or enforcement of Second Liens made by any Second Lien Secured Party or the Second Lien Administrative Agent in any Insolvency or Liquidation Proceeding;

(3)           oppose or otherwise contest any lawful exercise by any Second Lien Secured Party or the Second Lien Administrative Agent of the right to credit bid Second Lien Debt at any sale of Collateral in foreclosure of Second Liens;

(4)           oppose or otherwise contest any other request for judicial relief made in any court by any holder of Second Lien Obligations or the Second Lien Administrative Agent relating to the lawful enforcement of any Second Lien;

(5)           contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent, the Second Lien Administrative Agent or any Second Lien Secured Party or any other exercise by the Collateral Agent, the Second Lien Administrative Agent or any Second Lien Secured Party of any rights and remedies relating to the Collateral under the Second Lien Documents or otherwise and the Trustee on behalf of itself and each Third Lien Secured Party hereby waives any and all rights it may have to object to the time or manner in which the Collateral Agent, the Second Lien

Administrative Agent or any Second Lien Secured Party seeks to enforce the Second Lien Obligations or the Second Liens; or

(6)           object to the forbearance by the Collateral Agent from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral.

Except as specifically set forth in this Agreement, both before and during an Insolvency or Liquidation Proceeding, the Third Lien Secured Parties and the Trustee may take any actions and exercise any and all rights that would be available to a holder of unsecured claims that are not inconsistent with this Agreement.

(e)           At any time prior to the Discharge of First Lien Obligations and after (1) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor or (2) the Borrower, the Collateral Agent, the Second Lien Administrative Agent and the Trustee have received written notice from any First Lien Representative at the direction of an Act of Required Secured Parties stating that (A) any Series of First Lien Debt has become due and payable in full (whether at maturity, upon acceleration or otherwise (including because of the commencement of any Insolvency or Liquidation Proceeding)) or (B) the holders of First Liens securing one or more Series of First Lien Debt have become entitled under any First Lien Documents to and desire to enforce any or all of the First Liens by reason of a default under such First Lien Documents, no payment of money (or the equivalent of money) shall be made from the proceeds of Collateral by the Borrower or any other Grantor to the Collateral Agent (other than payments to the Collateral Agent for the benefit of the First Lien Secured Parties), any Second Lien Secured Party (including, without limitation, payments and prepayments made for application to Second Lien Obligations and all other payments and deposits made pursuant to any provision of any Second Lien Document) with respect to Second Lien Obligations or any Third Lien Secured Party (including, without limitation, payments and prepayments made for application to Third Lien Obligations and all other payments and deposits made pursuant to any provision of any Third Lien Document) with respect to Third Lien Obligations.

(f)            At any time after the Discharge of First Lien Obligations and prior to the Discharge of Second Lien Obligations and after (1) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor or (2) the Borrower, the Collateral Agent and the Trustee have received written notice from the Second Lien Administrative Agent at the direction of an Act of Required Secured Parties stating that (A) the Second Lien Obligations have become due and payable in full (whether at maturity, upon acceleration or otherwise (including because of the commencement of any Insolvency or Liquidation Proceeding)) or (B) the holders of Second Liens have become entitled under any Second Lien Documents to and desire to enforce any or all of the Second Liens by reason of a default under such Second Lien Documents, no payment of money (or the equivalent of money) shall be made from the proceeds of Collateral by the Borrower or any other Grantor to the Collateral Agent (other than payments to the Collateral Agent for the benefit of the Second Lien Secured Parties) or any Third Lien Secured Party (including, without limitation, payments and prepayments made for application to Third Lien Obligations and all other payments and deposits made pursuant to any provision of any Third Lien Document) with respect to Third Lien Obligations.

(g)           So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceedings has been commenced by or against the Borrower or any other Grantor, all Collateral or any proceeds thereof received by the Collateral Agent, the Second Lien Administrative Agent, any Second Lien Secured Party, the Trustee or any Third Lien Secured Party in violation of this Agreement will be segregated and held by the Collateral Agent, the Second Lien Administrative Agent, the applicable Second Lien Secured Party, the Trustee or the applicable Third Lien Secured Party in trust for the account of the First Lien Secured Parties (or, following the Discharge of First Lien Obligations, the Second Lien Secured Parties) and will be promptly remitted in the same form received with any necessary endorsements (or as a court of competent jurisdiction shall otherwise direct) to the Collateral Agent for application in accordance with Section 3.4 hereof.  The Second Liens and the Third Liens will remain attached to and enforceable against all proceeds so held or remitted until applied to satisfy the First Lien Obligations.  All proceeds of Collateral received at any time by the Collateral Agent, the Second Lien Secured Parties, the Second Lien Administrative Agent, the Third Lien Secured Parties and the Trustee not in violation of this Agreement will be received by the Collateral Agent, the Second Lien Secured Parties, the Second Lien Administrative Agent, the Third Lien Secured Parties and the Trustee free from the First Liens and all other Liens except the Second Liens and the Third Liens.

SECTION 2.6       Waiver of Right of Marshaling.

(a)           Prior to the Discharge of First Lien Obligations, the Second Lien Secured Parties, the Second Lien Administrative Agent, the Third Lien Secured Parties, the Trustee and the Collateral Agent may not assert or enforce any marshaling, appraisal, valuation or other similar right accorded to a junior lienholder, as against the First Lien Secured Parties or the First Lien Representatives (in their capacity as priority lienholders).

(b)           Following the Discharge of First Lien Obligations and prior to the Discharge of Second Lien Obligations, the Third Lien Secured Parties, the Trustee and the Collateral Agent may not assert or enforce any marshaling, appraisal, valuation or other similar right accorded to a junior lienholder, as against the Second Lien Secured Parties or the Second Lien Administrative Agent (in their capacity as priority lienholders).

(c)           Following the Discharge of First Lien Obligations, the Second Lien Secured Parties and the Second Lien Administrative Agent may assert their right under the UCC or otherwise to any proceeds remaining following a sale or other disposition of Collateral by, or on behalf of, the Second Lien Secured Parties.

(d)           Following both the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, the Third Lien Secured Parties and the Trustee may assert their right under the UCC or otherwise to any proceeds remaining following a sale or other disposition of Collateral by, or on behalf of, the Third Lien Secured Parties.

SECTION 2.7       Discretion in Enforcement of First Liens; Discretion in Enforcement of Second Liens.

(a)           In exercising rights and remedies with respect to the Collateral, at any time prior to a Discharge of First Lien Obligations, the First Lien Secured Parties and the First Lien Representatives shall have the exclusive right to enforce (or refrain from enforcing) the provisions of the First Lien Documents and exercise (or refrain from exercising) remedies thereunder or any such rights and remedies, all in such order and in such manner as they may determine in the exercise of their sole and exclusive discretion, including:

(1)           the exercise or forbearance from exercise of all rights and remedies in respect of the Collateral and/or the First Lien Obligations;

(2)           the enforcement or forbearance from enforcement of any First Lien in respect of the Collateral;

(3)           the exercise or forbearance from exercise of rights and powers of a holder of shares of stock included in the Collateral to the extent provided in the First Lien Security Documents;

(4)           the acceptance of the Collateral in full or partial satisfaction of the First Lien Obligations; and

(5)           the exercise or forbearance from exercise of all rights and remedies of a secured lender under the UCC or any similar law of any applicable jurisdiction or in equity.

(b)           In exercising rights and remedies with respect to the Collateral, at any time after a Discharge of First Lien Obligations and prior to a Discharge of Second Lien Obligations, the Second Lien Secured Parties and the Second Lien Administrative Agent shall have the exclusive right to enforce (or refrain from enforcing) the provisions of the Second Lien Documents and exercise (or refrain from exercising) remedies thereunder or any such rights and remedies, all in such order and in such manner as they may determine in the exercise of their sole and exclusive discretion, including:

(1)           the exercise or forbearance from exercise of all rights and remedies in respect of the Collateral and/or the Second Lien Obligations;

(2)           the enforcement or forbearance from enforcement of any Second Lien in respect of the Collateral;

(3)           the exercise or forbearance from exercise of rights and powers of a holder of shares of stock included in the Collateral to the extent provided in the Second Lien Security Documents;

(4)           the acceptance of the Collateral in full or partial satisfaction of the Second Lien Obligations; and

(5)           the exercise or forbearance from exercise of all rights and remedies of a secured lender under the UCC or any similar law of any applicable jurisdiction or in equity.

SECTION 2.8       Amendments to First Lien Documents and Discretion in Enforcement of First Lien Obligations.

(a)           Without in any way limiting the generality of Section 2.7, the First Lien Secured Parties and the First Lien Representatives may, at any time and from time to time, without the consent of or notice to the Second Lien Secured Parties, the Second Lien Administrative Agent, the Third Lien Secured Parties or the Trustee, without incurring responsibility to the Second Lien Secured Parties, the Second Lien Administrative Agent, the Third Lien Secured Parties and the Trustee and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Second Lien Secured Parties, the Second Lien Administrative Agent, the Third Lien Secured Parties and the Trustee, do any one or more of the following:

(1)           subject to any limitations set forth in the Second Lien Documents and the Third Lien Documents, change the manner, place or terms of payment or extend the time of payment of, or renew or alter, the First Lien Obligations, or otherwise amend or supplement in any manner the First Lien Obligations, or any instrument evidencing the First Lien Obligations or any agreement under which the First Lien Obligations are outstanding;

(2)           release any Person or entity liable in any manner for the collection of the First Lien Obligations;

(3)           release the First Lien on any Collateral; and

(4)           exercise or refrain from exercising any rights against any Grantor;

provided, however, that, prior to the Discharge of Second Lien Obligations, without the consent of the Second Lien Administrative Agent, nothing herein shall permit the First Lien Secured Parties or the First Lien Representatives to amend, restate, amend and restate, waive, supplement, modify or refinance the First Lien Documents in any way that (1) contravenes any provision of this Agreement, (2) results in the aggregate amount of the First Lien Obligations on the date of such amendment, restatement, amendment and restatement, waiver, supplement, modification or refinancing exceeding the First Lien Cap, (3) increases the all-in yield applicable to the Indebtedness under the First Lien Credit Agreement by more than 3.00% per annum (excluding increases resulting from the accrual of interest at the default rate and any increases of any LIBOR or base rate component), (4) increases the all-in yield applicable to the Indebtedness under the Revolving Credit Agreement by more than 3.00% per annum (excluding increases resulting from the accrual of interest at the default rate and any increases of any LIBOR or base rate component), (5) imposes limitations on amendments or modifications of the Second Lien Documents and the Third Lien Documents other than those set forth in Sections 2.9 and 2.10 hereof, (6) imposes restrictions on payments of Second Lien Obligations or Third Lien Obligations other than as set forth in this Agreement or in the First Lien Documents as in effect on the date hereof or (7) adds additional covenants or defaults or modifies existing covenants or defaults under the First Lien Documents except to the extent that corresponding additions or modifications, as applicable, are made to the Second Lien Documents and the Third Lien Documents; provided that such covenants and defaults under the Second Lien Documents and the Third Lien Documents are set at cushions to the corresponding covenants and defaults under the First Lien Documents consistent with the cushions established in the Second Lien Documents and the Third Lien Documents on the date hereof (with the cushions applicable to the Third Lien Documents being greater than the cushions applicable to the Second Lien Documents).  Notwithstanding the foregoing, without the consent of the First Lien Administrative Agent, nothing herein shall permit the First Lien Secured Parties under the Revolving Credit Agreement or the Revolving Agent to amend, restate, amend and restate, waive, supplement, modify or refinance the Revolving Credit Agreement in any way that amends or otherwise modifies the definition of “Eligible Transferee” or “Disqualified Institution” set forth in the Revolving Credit Agreement or Section 13.01(a) of the Revolving Credit Agreement (or any other provision of the Revolving Credit Agreement to the extent an amendment or other modification of such provision would modify the substance of the definition of “Eligible Transferee” or “Disqualified Institution” set forth in the Revolving Credit Agreement or Section 13.01(a) of the Revolving Credit Agreement).

SECTION 2.9       Amendments to Second Lien Documents and Discretion in Enforcement of Second Lien Obligations.

(a)           Without in any way limiting the generality of Section 2.7, the Second Lien Secured Parties and the Second Lien Administrative Agent may, at any time and from time to time, without the consent of or notice to the First Lien Secured Parties, the First Lien Representatives, the Third Lien Secured Parties or the Trustee, without incurring responsibility to the First Lien Secured Parties, the First Lien Representatives, the Third Lien Secured Parties and the Trustee and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Third Lien Secured Parties and the Trustee, do any one or more of the following:

(1)           subject to any limitations set forth in the First Lien Documents and the Third Lien Documents, change the manner, place or terms of payment or extend the time of payment of, or renew or alter, the Second Lien Obligations, or otherwise amend or supplement in any manner the Second Lien Obligations, or any instrument evidencing the Second Lien Obligations or any agreement under which the Second Lien Obligations are outstanding;

(2)           release any Person or entity liable in any manner for the collection of the Second Lien Obligations;

(3)           release the Second Lien on any Collateral; and

(4)           exercise or refrain from exercising any rights against any Grantor;

provided, however, that, prior to the Discharge of First Lien Obligations, without the consent of each of the First Lien Representatives, nothing herein shall permit the Second Lien Secured

Parties or the Second Lien Administrative Agent to amend, restate, amend and restate, waive, supplement, modify or refinance the Second Lien Documents in any way that (1) contravenes any provision of this Agreement, (2) results in the aggregate amount of the Second Lien Obligations on the date of such amendment, restatement, amendment and restatement, waiver, supplement, modification or refinancing exceeding the Second Lien Cap, (3) increases the all-in yield applicable to the Indebtedness under the Second Lien Credit Agreement by more than 3.00% per annum (excluding increases resulting from the accrual of interest at the default rate and any increases of any LIBOR or base rate component); provided that any such increase shall be payable in kind, (4) imposes limitations on amendments or modifications of the First Lien Documents and the Third Lien Documents other than those set forth in Sections 2.8 and 2.10 hereof, (5) imposes restrictions on payments of First Lien Obligations, (6) imposes restrictions on payments of Third Lien Obligations other than as set forth in this Agreement or in the Second Lien Documents as in effect on the date hereof, (7) accelerates any date upon which a scheduled payment of principal or interest is due, or otherwise decreases the weighted average life to maturity of Indebtedness under the Second Lien Credit Agreement other than as a result of the acceleration of the Second Lien Obligations after the occurrence of an event of default under the Second Lien Credit Agreement, (8) modifies (or undertakes any action having the effect of a modification of) the mandatory prepayment provisions of the Second Lien Credit Agreement in a manner adverse to the lenders under the First Lien Documents or (9) adds additional covenants or defaults or modifies existing covenants or defaults under the Second Lien Documents except to the extent that corresponding additions or modifications, as applicable, are made to the First Lien Documents and the Third Lien Documents; provided that such covenants and defaults under the Second Lien Documents are set at a cushion to the corresponding covenants and defaults under the First Lien Documents and that such covenants and defaults under the Third Lien Documents are set at a cushion to the corresponding covenants and defaults under the Second Lien Documents, with such cushions being consistent with the cushions established in the Second Lien Documents and the Third Lien Documents on the date hereof.

SECTION 2.10     Amendments to Third Lien Documents and Discretion in Enforcement of Third Lien Obligations.

(a)           Without in any way limiting the generality of Section 2.7, the Third Lien Secured Parties and the Trustee may, at any time and from time to time, without the consent of or notice to the First Lien Secured Parties, the First Lien Representatives, the Second Lien Secured Parties or the Second Lien Administrative Agent, without incurring responsibility to the First Lien Secured Parties, the First Lien Representatives, the Second Lien Secured Parties and the Second Lien Administrative Agent, do any one or more of the following:

(1)           subject to any limitations set forth in the First Lien Documents and the Second Lien Documents, change the manner, place or terms of payment or extend the time of payment of, or renew or alter, the Third Lien Obligations, or otherwise amend or supplement in any manner the Third Lien Obligations, or any instrument evidencing the Third Lien Obligations or any agreement under which the Third Lien Obligations are outstanding;

(2)           release any Person or entity liable in any manner for the collection of the Third Lien Obligations;

(3)           release the Third Lien on any Collateral; and

(4)           exercise or refrain from exercising any rights against any Grantor;

provided, however, that without the consent of (x) prior to the Discharge of First Lien Obligations, each of the First Lien Representatives and (y) prior to the Discharge of Second Lien Obligations, the Second Lien Administrative Agent, nothing herein shall permit the Third Lien Secured Parties or the Trustee to amend, restate, amend and restate, waive, supplement, modify or refinance the Third Lien Documents in any way that (1) contravenes any provision of this Agreement, (2) results in the aggregate amount of the Third Lien Obligations on the date of such amendment, restatement, amendment and restatement, waiver, supplement, modification or refinancing exceeding the Third Lien Cap, (3) increases the all-in yield applicable to the Indebtedness under the Indenture by more than 3.00% per annum (excluding increases resulting from the accrual of interest at the default rate); provided that any such increase shall be payable in kind, (4) imposes limitations on amendments or modifications of the First Lien Documents and the Second Lien Documents other than those set forth in Sections 2.8 and 2.9 hereof, (5) imposes restrictions on payments of First Lien Obligations or Second Lien Obligations, (6) accelerates any date upon which a scheduled payment of principal or interest is due, or otherwise decreases the weighted average life to maturity of Indebtedness under the Indenture other than as a result of the acceleration of the Third Lien Obligations after the occurrence of an event of default under the Indenture, (7) modifies (or undertakes any action having the effect of a modification of) the mandatory prepayment provisions of the Indenture in a manner adverse to the lenders under the First Lien Documents or the lenders under the Second Lien Documents or (8) adds additional covenants or defaults or modifies existing covenants or defaults under the Third Lien Documents except to the extent that corresponding additions or modifications, as applicable, are made to the First Lien Documents and the Second Lien Documents; provided that such covenants and defaults under the Third Lien Documents are set at cushions to the corresponding covenants and defaults under the First Lien Documents and the Second Lien Documents consistent with the cushions established in the Second Lien Documents and the Third Lien Documents on the date hereof (with the cushions with respect to the First Lien Documents being greater than the cushions with respect to the Second Lien Documents).

SECTION 2.11     Insolvency or Liquidation Proceedings.

(a)           Financing Matters.

(1)           If in any Insolvency or Liquidation Proceeding and prior to the Discharge of First Lien Obligations, the First Lien Secured Parties shall desire to permit the sale, use or lease of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code or any other similar Bankruptcy Law), or to permit the Borrower or any other Grantor to obtain financing under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”), whether from the First Lien Secured Parties or any other Person (subject to this Section 2.11(a)), then each of the Collateral Agent (on behalf of the Second Lien Secured Parties and the Third Lien Secured Parties), the Second Lien Administrative Agent for itself and on behalf of the other Second Lien Secured Parties, and the Trustee for itself and on behalf of the other Third Lien Secured Parties, agrees that it will raise no objection to (or otherwise contest, interfere with, or support any other objection to) such Cash Collateral use or DIP Financing, including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to the First Lien Secured Parties and, to the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing and any “carve-out” for professional and United States Trustee fees (the “Carve-Out”) agreed to by the First Lien Secured Parties, the Collateral Agent will, on its own behalf and on behalf of the Second Lien Secured Parties and the Third Lien Secured Parties, subordinate its Second Liens and Third Liens in the Collateral to (x) the Liens securing such DIP Financing (and all Obligations relating thereto), (y) any replacement Liens granted to the First Lien Secured Parties, and (z) the Carve-Out agreed to by the First Lien Secured Parties, and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the First Lien Secured Parties or to the extent permitted by Section 2.11(e)(1)); provided that, solely to the extent permitted by Section 2.11(e)(1), the Second Lien Secured Parties may object to such use of Cash Collateral or such DIP Financing; provided, further, that the Second Lien Secured Parties and the Third Lien Secured Parties retain the right to object to any ancillary agreements or arrangements regarding Cash Collateral use or the DIP Financing that are materially prejudicial to their interests; provided, further, that the aggregate principal amount of the DIP Financing is subject to the limitation set forth in the definition of “First Lien Cap”, taking into account the maximum facility limit under such DIP Financing and, without limiting anything else in this Section 2.11(a), the Second Lien Secured Parties and the Third Lien Secured Parties retain the right to object to any DIP Financing on the basis that the aggregate principal amount of such DIP Financing exceeds the limitation set forth in the definition of “First Lien Cap.”  No Second Lien Secured Party or Third Lien Secured Party may, directly or indirectly, seek to provide DIP Financing to the Borrower or any other Grantor secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations, provided, however, that if no First Lien Secured Party offers to provide DIP Financing consistent with this Section 2.11(a)(1) on or before the date of any hearing to approve Cash Collateral use or DIP Financing, then a Second Lien Secured Party may seek to provide such DIP Financing (provided that the aggregate principal amount of such DIP Financing is subject to the limitation set forth in the definition of “Second Lien Cap”, taking into account the maximum facility limit under such DIP Financing and, without limiting anything else in this Section 2.11(a), the First Lien Secured Parties and the Third Lien Secured Parties retain the right to object to any DIP Financing on the basis that the aggregate principal amount of such DIP Financing exceeds the limitation set forth in the definition of “Second Lien Cap”) secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations so long as such DIP Financing does not “roll-up” or otherwise include or refinance any pre-petition Second Lien Obligations (unless the Liens securing such “roll-up” or refinancing are subordinated to the Liens securing the First Lien Obligations on the same basis as the Liens securing the Second Lien Obligations were so subordinated to the First Lien Obligations under this Agreement immediately prior to such “roll-up” or refinancing), and the First Lien Secured Parties may object thereto on any grounds; provided, further, that if no First Lien Secured Party or Second Lien Secured Party offers to provide DIP Financing to the extent permitted under this Section 2.11(a)(1) on or before the date of any hearing to approve Cash Collateral use or DIP Financing, then a Third Lien Secured

Party may seek to provide such DIP Financing (provided that the aggregate principal amount of such DIP Financing is subject to the limitation set forth in the definition of “Third Lien Cap”, taking into account the maximum facility limit under such DIP Financing and, without limiting anything else in this Section 2.11(a), the First Lien Secured Parties and the Second Lien Secured Parties retain the right to object to any DIP Financing on the basis that the aggregate principal amount of such DIP Financing exceeds the limitation set forth in the definition of “Third Lien Cap”) secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations so long as such DIP Financing does not “roll-up” or otherwise include or refinance any pre-petition Third Lien Obligations (unless the Liens securing such “roll-up” or refinancing are subordinated to the Liens securing the First Lien Obligations and the Second Lien Obligations on the same basis as the Liens securing the Third Lien Obligations were so subordinated to the First Lien Obligations and the Second Lien Obligations under this Agreement immediately prior to such “roll-up” or refinancing), and the First Lien Secured Parties and the Second Lien Secured Parties may object thereto on any grounds.

(2)           If in any Insolvency or Liquidation Proceeding and after the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Second Lien Secured Parties by an Act of Required Secured Parties shall desire to permit the sale, use or lease of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code or any other similar Bankruptcy Law), or to permit the Borrower or any other Grantor to obtain DIP Financing, whether from the Second Lien Secured Parties or any other Person (subject to this Section 2.11(a)), then each of the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee for itself and on behalf of the other Third Lien Secured Parties, agrees that it will raise no objection to (or otherwise contest, interfere with, or support any other objection to) such Cash Collateral use or DIP Financing, including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to the Second Lien Secured Parties, and to the extent the Liens securing the Second Lien Obligations are subordinated to or pari passu with such DIP Financing and any Carve-Out agreed to by the Second Lien Secured Parties, the Collateral Agent will, on its own behalf and on behalf of the Third Lien Secured Parties, subordinate its Third Liens in the Collateral to (x) the Liens securing such DIP Financing (and all Obligations relating thereto), (y) any replacement Liens granted to the Second Lien Secured Parties and (z) the Carve-Out agreed to by the Second Lien Secured Parties, and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Second Lien Secured Parties or to the extent permitted by Section 2.11(e)(2)); provided that, solely to the extent permitted by Section 2.11(e)(2), the Third Lien Secured Parties may object to such use of Cash Collateral or such DIP Financing; provided, further, that the Third Lien Secured Parties retain the right to object to any ancillary agreements or arrangements regarding Cash Collateral use or the DIP Financing that are materially prejudicial to their interests; provided, further, that the aggregate principal amount of the DIP Financing is subject to the limitation set forth in the definition of “Second Lien Cap”, taking into account the maximum facility limit under such DIP Financing and, without limiting anything else in this Section 2.11(a), the Third Lien Secured Parties retain the right to object to any DIP Financing on the basis that the aggregate principal amount of such DIP Financing exceeds the limitation set forth in the definition of “Second Lien Cap.”  No Third Lien

Secured Party may, directly or indirectly, seek to provide DIP Financing to the Borrower or any other Grantor secured by Liens equal or senior in priority to the Liens securing any Second Lien Obligations; provided, however, that if no Second Lien Secured Party offers to provide DIP Financing consistent with this Section 2.11(a)(2) on or before the date of any hearing to approve Cash Collateral use or DIP Financing, then a Third Lien Secured Party may seek to provide such DIP Financing (provided that the aggregate principal amount of such DIP Financing is subject to the limitation set forth in the definition of “Third Lien Cap”, taking into account the maximum facility limit under such DIP Financing and, without limiting anything else in this Section 2.11(a), the Second Lien Secured Parties retain the right to object to any DIP Financing on the basis that the aggregate principal amount of such DIP Financing exceeds the limitation set forth in the definition of “Third Lien Cap”) secured by Liens equal or senior in priority to the Liens securing any Second Lien Obligations so long as such DIP Financing does not “roll-up” or otherwise include or refinance any pre-petition Third Lien Obligations (unless the Liens securing such “roll-up” or refinancing are subordinated to the Liens securing the First Lien Obligations and the Second Lien Obligations on the same basis as the Liens securing the Third Lien Obligations were so subordinated to the First Lien Obligations and the Second Lien Obligations under this Agreement immediately prior to such “roll-up” or refinancing), and the Second Lien Secured Parties may object thereto on any grounds.

(b)           Asset Dispositions.

(1)           During any Insolvency or Liquidation Proceeding and prior to the Discharge of First Lien Obligations, each of the Collateral Agent (on behalf of the Second Lien Secured Parties and the Third Lien Secured Parties), the Second Lien Administrative Agent for itself and on behalf of the other Second Lien Secured Parties, and the Trustee for itself and on behalf of the other Third Lien Secured Parties agrees that each of them will not seek consultation rights in connection with, and will raise no objection or oppose (or support any opposition to), a sale, liquidation, or other disposition of Collateral under Section 363, Section 365, Section 1125, or Section 1129 (any of the foregoing, an “Asset Disposition”) of the Bankruptcy Code if the requisite First Lien Secured Parties have consented to such sale, liquidation or other disposition so long as (i) to the extent such sale, liquidation or other disposition is to be free and clear of Liens, the Liens securing the First Lien Obligations, Second Lien Obligations and Third Lien Obligations will attach to the proceeds of the sale, liquidation or other disposition on the same basis of priority as the Liens on the Collateral pursuant to this Agreement until such time as such proceeds are applied to the First Lien Obligations and (ii) any proceeds of an Asset Disposition received by the First Lien Representatives in excess of those necessary to achieve the Discharge of First Lien Obligations are distributed in accordance with Section 3.4, the UCC and applicable law.  Each of the Collateral Agent (on behalf of the Second Lien Secured Parties and the Third Lien Secured Parties), the Second Lien Administrative Agent on behalf of itself and the Second Lien Secured Parties, and the Trustee on behalf of itself and the Third Lien Secured Parties further agrees that it will not directly or indirectly oppose or impede entry of any order in connection with such Asset Disposition, including orders to retain professionals or set bid procedures in connection with such Asset Disposition if the requisite First Lien Secured Parties have consented to such (x) retention of professionals and bid procedures in connection with such Asset Disposition and (y) the Asset Disposition, in which event the Second Lien Secured Parties and the Third Lien Secured Parties will be deemed to have consented to the Asset Disposition pursuant to Section 363(f) of the Bankruptcy Code; provided, however, that nothing herein shall prevent the Second Lien Secured Parties, the Second Lien Administrative Agent, the Third Lien Secured Parties or the Trustee from (x) presenting a cash bid for any assets to be sold, or purchasing such assets for cash at any applicable hearing or at any public or judicial foreclosure sale and (y) if the cash proceeds of such bid are otherwise sufficient to cause the Discharge of First Lien Obligations, making a credit bid for any assets to be sold pursuant to Section 363(k) of the Bankruptcy Code.  If requested by the First Lien Administrative Agent in connection therewith, the Second Lien Administrative Agent and the Trustee shall affirmatively consent to the release of its Liens (on the terms set forth above) in connection with such an Asset Disposition.

(2)           During any Insolvency or Liquidation Proceeding and after the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, each of the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee for itself and on behalf of the other Third Lien Secured Parties agrees that each of them will not seek consultation rights in connection with, and will raise no objection or oppose (or support any opposition to), an Asset Disposition if the requisite Second Lien Secured Parties have consented to such sale, liquidation or other disposition so long as (i) to the extent such Asset Disposition is to be free and clear of Liens, the Liens securing the Second Lien Obligations and Third Lien Obligations will attach to the proceeds of the Asset Disposition on the same basis of priority as the Liens on the Collateral pursuant to this Agreement until such time as such proceeds are applied to the Second Lien Obligations and (ii) any proceeds of an Asset Disposition received by the Second Lien Administrative Agent in excess of those necessary to achieve the Discharge of Second Lien Obligations are distributed in accordance with Section 3.4, the UCC and applicable law.  Each of the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee on behalf of itself and the Third Lien Secured Parties, further agrees that it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with Asset Disposition if the requisite Second Lien Secured Parties have consented to such (x) retention of professionals and bid procedures in connection with such Asset Disposition and (y) the Asset Disposition, in which event the Third Lien Secured Parties will be deemed to have consented to the Asset Disposition pursuant to Section 363(f) of the Bankruptcy Code; provided, however, that nothing herein shall prevent the Third Lien Secured Parties or the Trustee from (x) presenting a cash bid for any assets to be sold, or purchasing such assets for cash at any applicable hearing or at any public or judicial foreclosure sale and (y) if the cash proceeds of such bid are otherwise sufficient to cause the Discharge of Second Lien Obligations, making a credit bid for any assets to be sold pursuant to Section 363(k) of the Bankruptcy Code.  If requested by the Second Lien Administrative Agent in connection therewith, the Trustee, for itself and on behalf of the Third Lien Secured Parties, shall affirmatively consent to the release of its Liens (on the terms set forth above) in connection with such an Asset Disposition.

(c)           Stay Relief.  Until the Discharge of First Lien Obligations has occurred, the Collateral Agent (on behalf of the Second Lien Secured Parties and the Third Lien Secured Parties), the Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Trustee, for itself and on behalf of the other Third Lien Secured Parties, agree that none of them shall:  (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Secured Parties (except to the extent that the First Lien Secured Parties seek relief from the automatic stay) or (ii) oppose (or support any other Person in opposing) any request by the First Lien Secured Parties for relief from such stay.  After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations has occurred, the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee, for itself and on behalf of the other Third Lien Secured Parties, agree that none of them shall:  (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the Second Lien Secured Parties (except to the extent that the Second Lien Secured Parties seek relief from the automatic stay), or (ii) oppose (or support any other Person in opposing) any request by the Second Lien Secured Parties for relief from such stay.

(d)           Reorganization Securities.

(1)           If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of First Lien Obligations, on account of Second Lien Obligations and on account of Third Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations, on account of the Second Lien Obligations and on account of the Third Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(2)           Prior to the Discharge of First Lien Obligations, no Second Lien Secured Party or Third Lien Secured Party (in each case, in the capacity of a secured creditor) shall propose or otherwise directly or indirectly support confirmation of any plan of reorganization or Asset Disposition that is inconsistent with the priorities or other provisions of this Agreement, other than with the prior written consent of the First Lien Representatives or to the extent any such plan is proposed or supported by the number of First Lien Secured Parties or amount of First Lien Debt required under Section 1126(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.  After the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, no Third Lien Secured Party (in the capacity of a secured creditor) shall propose or otherwise directly or indirectly support confirmation of any plan of reorganization or Asset Disposition that is inconsistent with the priorities or other provisions of this Agreement, other than with the prior written consent of the Second Lien Administrative Agent or to the extent any such plan is proposed or supported by the number of Second Lien Secured Parties or amount of Second Lien Debt required under

Section 1126(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.

(e)           Adequate Protection.

(1)           Prior to the Discharge of First Lien Obligations, the Collateral Agent (on behalf of the Second Lien Secured Parties and the Third Lien Secured Parties), the Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Trustee, for itself and on behalf of the other Third Lien Secured Parties, agrees that none of them shall object to (or otherwise contest, interfere with, or support any other Person contesting or objecting to): (i) any request by the First Lien Representatives or the First Lien Secured Parties for adequate protection under any Bankruptcy Law; or (ii) any objection by the First Lien Representatives or the First Lien Secured Parties to any motion, relief, action or proceeding based on the First Lien Secured Parties claiming a lack of adequate protection.  Prior to the Discharge of First Lien Obligations, notwithstanding the foregoing provisions in this Section 2.11(e)(1), in any Insolvency or Liquidation Proceeding:  (x) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then the Collateral Agent (on behalf of the Second Lien Secured Parties and the Third Lien Secured Parties) or the Second Lien Administrative Agent, on behalf of itself or any of the other Second Lien Secured Parties, or the Trustee, on behalf of itself or any of the other Third Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations (and, in the case of the Third Liens, which Lien will be subordinated to the Liens securing Second Lien Obligations) and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations and the Third Lien Obligations are so subordinated to the First Lien Obligations under this Agreement (and, in the case of the Third Liens, on the same basis as the other Liens securing the Third Lien Obligations are so subordinated to the Second Lien Obligations); and (y) each of the Collateral Agent, the Second Lien Administrative Agent, the Second Lien Secured Parties, the Trustee and the Third Lien Secured Parties shall only be permitted to seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of (A) additional collateral; provided that as adequate protection for the First Lien Obligations, the Collateral Agent, on behalf of the First Lien Secured Parties, is also granted a senior Lien on such additional collateral, and that, with respect to the Third Lien Obligations, as adequate protection for the Second Lien Obligations, the Collateral Agent, on behalf of the Second Lien Secured Parties is also granted a senior Lien (in relation to the Third Liens) on such additional collateral; (B) replacement Liens on the Collateral; provided that as adequate protection for the First Lien Obligations, the Collateral Agent, on behalf of the First Lien Secured Parties, is also granted senior replacement Liens on the Collateral, and that, with respect to the Third Lien Obligations, as adequate protection for the Second Lien Obligations, the Collateral Agent, on behalf of the Second Lien Secured Parties, is also granted senior (in relation to the Third Liens) replacement Liens on the Collateral; (C) an administrative expense claim; provided that as adequate protection for the First Lien Obligations, the Collateral Agent, on behalf of the First Lien Secured Parties, is also granted an administrative expense claim which is senior and prior to the administrative expense claim of the Collateral Agent (on behalf of the Second Lien Secured Parties and the Third Lien Secured Parties), the Second Lien Administrative Agent on behalf of the Second Lien Secured Parties and the Trustee on behalf of the Third Lien Secured Parties, and that, with respect to the Third Lien Obligations, the Collateral Agent, on behalf of the Second Lien Secured Parties, is also granted an administrative expense claim which is senior and prior (in each case in relation to the administrative expense claims of the Third Lien Secured Parties) to the administrative expense claim of the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee on behalf of the Third Lien Secured Parties; (D) in the case of the Second Lien Secured Parties, cash payments with respect to any reasonable fees and expenses payable under the Second Lien Documents; provided that, as adequate protection for the First Lien Obligations, the Collateral Agent, on behalf of the First Lien Secured Parties, is also granted cash payments with respect to any fees and expenses payable under the First Lien Documents; and (E) in the case of the Third Lien Secured Parties, as applicable, cash payments with respect to interest on the Third Lien Obligations and any reasonable fees and expenses payable under the Third Lien Documents; provided that (1) as adequate protection for the First Lien Obligations, the Collateral Agent, on behalf of the First Lien Secured Parties, is also granted cash payments with respect to interest on the First Lien Obligations and any fees and expenses payable under the First Lien Documents, (2) as adequate protection for the Second Lien Obligations, the Collateral Agent, on behalf of the Second Lien Secured Parties, is also granted cash payments with respect to any reasonable fees and expenses payable under the Second Lien Documents, and (3) such cash payments of interest on the Third Lien Obligations do not exceed an amount equal to the cash interest accruing (and excluding any interest accruing in the form of payable in kind interest) on the Third Lien Obligations outstanding on the date such relief is granted at the then applicable interest rate under the Third Lien Documents and accruing from the date the Collateral Agent (on behalf of the Third Lien Secured Parties) or the Trustee on behalf of the Third Lien Secured Parties is granted such relief; provided further that the Second Lien Secured Parties and Third Lien Secured Parties shall turn over, disgorge and pay over to the First Lien Secured Parties an amount equal to all cash payments made in accordance with this Section 2.11(e)(1) in the event and to the extent the First Lien Obligations are not satisfied in full in cash upon the effectiveness of a plan approved in, or consummation of an Asset Disposition of substantially all of the assets of the Borrower and the other Grantors in, or upon the dismissal, conversion or closing of, any Insolvency or Liquidation Proceeding.  Notwithstanding anything herein to the contrary, the First Lien Secured Parties shall not be deemed to have consented to, and expressly retain their rights to object to, the grant of adequate protection in the form of cash payments to the Second Lien Secured Parties and to the Third Lien Secured Parties made pursuant to this Section 2.11(e)(1).

(2)           After the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee, for itself and on behalf of the other Third Lien Secured Parties, agrees that none of them shall object to (or otherwise contest, interfere with, or support any other Person contesting or objecting to) (i) any request by the Second Lien

Administrative Agent or the Second Lien Secured Parties for adequate protection under any Bankruptcy Law; or (ii) any objection by the Second Lien Administrative Agent or the Second Lien Secured Parties to any motion, relief, action or proceeding based on the Second Lien Secured Parties claiming a lack of adequate protection.  After the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, notwithstanding the foregoing provisions in this Section 2.11(e)(2), in any Insolvency or Liquidation Proceeding:  (1) if the Second Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then the Collateral Agent (on behalf of the Third Lien Secured Parties) or the Trustee, on behalf of itself or any of the other Third Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the Second Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Third Lien Obligations are so subordinated to the Second Lien Obligations under this Agreement; and (2) each of the Collateral Agent, the Trustee and the Third Lien Secured Parties shall only be permitted to seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of (A) additional collateral; provided that as adequate protection for the Second Lien Obligations, the Collateral Agent, on behalf of the Second Lien Secured Parties, is also granted a senior Lien on such additional collateral; (B) replacement Liens on the Collateral; provided that as adequate protection for the Second Lien Obligations, the Collateral Agent, on behalf of the Second Lien Secured Parties, is also granted senior replacement Liens on the Collateral; (C) an administrative expense claim; provided that as adequate protection for the Second Lien Obligations, the Collateral Agent, on behalf of the Second Lien Secured Parties, is also granted an administrative expense claim which is senior and prior to the administrative expense claim of the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee on behalf of the Third Lien Secured Parties; and (D) as applicable, cash payments with respect to interest on the Third Lien Obligations and any reasonable fees and expenses payable under the Third Lien Documents; provided that (1) as adequate protection for the Second Lien Obligations, the Collateral Agent, on behalf of the Second Lien Secured Parties, is also granted cash payments with respect to reasonable fees and expenses payable under the Second Lien Documents and (2) such cash payments of interest do not exceed an amount equal to the cash interest accruing (and excluding any interest accruing in the form of payable in kind interest) on the Third Lien Obligations outstanding on the date such relief is granted at the then applicable interest rate under the Third Lien Documents and accruing from the date the Collateral Agent (on behalf of the Third Lien Secured Parties) or the Trustee on behalf of the Third Lien Secured Parties is granted such relief; provided further that the Third Lien Secured Parties shall turn over, disgorge and pay over to the Second Lien Secured Parties an amount equal to all cash payments made in accordance with this Section 2.11(e)(2) in the event and to the extent the Second Lien Obligations are not satisfied in full in cash upon the effectiveness of a plan approved in, or consummation of an Asset Disposition of substantially all of the assets of the Borrower and the other Grantors in, or upon the dismissal, conversion or closing of, any Insolvency or Liquidation Proceeding.  Notwithstanding anything herein to the contrary, the Second Lien Secured Parties shall not be deemed to have consented to, and expressly retain their rights to object to the grant of adequate protection in the form of cash payments to the Third Lien Secured Parties made pursuant to this Section 2.11(e)(2).

(f)            No Waivers.

(1)           Prior to the Discharge of First Lien Obligations, subject to Section 2.11(e)(1), nothing contained herein shall prohibit or in any way limit the First Lien Representative or any First Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Collateral Agent (on behalf of the Second Lien Secured Parties and the Third Lien Secured Parties), the Second Lien Administrative Agent or any of the other Second Lien Secured Parties, the Trustee or any of the other Third Lien Secured Parties including the seeking by the Collateral Agent (on behalf of the Second Lien Secured Parties and the Third Lien Secured Parties), the Second Lien Administrative Agent or any of the other Second Lien Secured Parties, the Trustee or any of the other Third Lien Secured Parties of adequate protection or the asserting by the Collateral Agent (on behalf of the Second Lien Secured Parties and the Third Lien Secured Parties), the Second Lien Administrative Agent or any of the other Second Lien Secured Parties, the Trustee or any of the other Third Lien Secured Parties of any of its rights and remedies under the Second Lien Documents and the Third Lien Documents or otherwise.

(2)           Prior to the Discharge of Second Lien Obligations, subject to Section 2.11(e)(2), nothing contained herein shall prohibit or in any way limit the Second Lien Administrative Agent or any Second Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Collateral Agent (on behalf of the Third Lien Secured Parties), the Trustee or any of the other Third Lien Secured Parties including the seeking by the Collateral Agent (on behalf of the Third Lien Secured Parties), the Trustee or any of the other Third Lien Secured Parties of adequate protection or the asserting by the Collateral Agent (on behalf of the Third Lien Secured Parties), the Trustee or any of the other Third Lien Secured Parties of any of its rights and remedies under the Third Lien Documents or otherwise.

(g)           Avoidance Matters.  If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of the Borrower or any other Grantor any amount paid in respect of First Lien Obligations (a “First Lien Recovery”) for any reason (including on the basis of a preference or fraudulent transfer), then such First Lien Secured Party shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of First Lien Obligations shall be deemed not to have occurred for all purposes hereunder.  If this Agreement shall have been terminated prior to such First Lien Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.  If any Second Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of the Borrower or any other Grantor any amount paid in respect of Second Lien Obligations (a “Second Lien Recovery”) for any reason (including on the basis of a preference or fraudulent transfer), then such Second Lien Secured Party shall be entitled to a reinstatement of Second Lien Obligations with respect to all such recovered amounts on the date of such Second Lien Recovery, and from and after the date of such reinstatement the Discharge of Second Lien Obligations shall be deemed not to have occurred for all purposes hereunder.  If this Agreement shall have been terminated prior to such Second Lien Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.  Furthermore, each Second Lien Secured Party and Third Lien Secured Party, as applicable, hereby agrees that they shall not be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation of Collateral made in accordance with this Agreement, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.  This Section 2.11(g) shall survive the termination of this Agreement.

(h)           Separate Grants of Security; Separate Classification.  The Collateral Agent (on behalf of the First Lien Secured Parties), each First Lien Representative, for itself and on behalf of the First Lien Secured Parties represented by it, the Collateral Agent (on behalf of the Second Lien Secured Parties), the Second Lien Administrative Agent, for itself and on behalf of the Second Lien Secured Parties, the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee, for itself and on behalf of the Third Lien Secured Parties, acknowledge and agree that

(1)           the grants of Liens pursuant to the First Lien Security Documents, the Second Lien Security Documents and the Third Lien Security Documents constitute three separate and distinct grants of Liens; and

(2)           because of, among other things, their differing rights in the Collateral, the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations are fundamentally different from one another and each of the three must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties in respect of the Collateral constitute only one secured claim or two secured claims (rather than three separate classes of first, second and third priority secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were three separate classes of first, second and third priority secured claims against the Borrower and the other Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties (in the case of clause (x) only) and the Third Lien Secured Parties), (x) at any time prior to the Discharge of First Lien Obligations, the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such three separate classes of first, second and third priority secured claims) in respect of Post-Petition Claims, including any additional interest payable pursuant to the First Lien Documents, arising from or related to a default, even if it were disallowed or unenforceable as a claim in any Insolvency or Liquidation Proceeding and (y) at any time after the Discharge of First Lien Obligations and prior to the Discharge of Second Lien Obligations, the Second Lien Secured Parties shall be entitled to receive in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such two separate classes of senior and junior priority secured claims) in respect of Post-Petition Claims, including any additional interest payable pursuant to the Second Lien Documents, arising from or related to a default, even if it were disallowed or unenforceable as a claim in any Insolvency or Liquidation Proceeding, before any distribution is made in respect of the claims held by (i) in the case of any First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties with respect to the Collateral, with the Collateral Agent (on behalf of the Second Lien Secured Parties), the Second Lien Administrative Agent, for itself and on behalf of the Second Lien Secured Parties, the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee, for itself and on behalf of the Third Lien Secured Parties, hereby acknowledging and agreeing to turn over to the First Lien Secured Parties, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties and the Third Lien Secured Parties and (ii) in the case of any Second Lien Secured Parties at any time after the Discharge of First Lien Obligations and prior to the Discharge of Second Lien Obligations, the Third Lien Secured Parties with respect to the Collateral, with the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee, for itself and on behalf of the Third Lien Secured Parties, hereby acknowledging and agreeing to turn over to the Second Lien Secured Parties, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Third Lien Secured Parties).

(i)            Bankruptcy Code Section 1111(b).  Neither the Collateral Agent (on behalf of any Second Lien Secured Party or any Third Lien Secured Party), the Second Lien Administrative Agent (for itself or on behalf of any Second Lien Secured Party) nor the Trustee (for itself or on behalf of any Third Lien Secured Party) shall object to, oppose, support any objection, or take any other action to impede, the right of any First Lien Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to the Collateral; provided, further, that each of (i) the Collateral Agent, on behalf of the Second Lien Secured Parties and the Third Lien Secured Parties, (ii) the Second Lien Administrative Agent, for itself and on behalf of the Second Lien Secured Parties, and (iii) the Trustee, for itself and on behalf of the Third Lien Secured Parties, waives any claim it or they may hereafter have against the First Lien Representatives or any First Lien Secured Party arising out of the election, if any, of any First Lien Representative or any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code in any Insolvency or Liquidation Proceeding.  After the Discharge of First Lien Obligations, neither the Collateral Agent (on behalf of any Third Lien Secured Party) nor the Trustee (for itself or on behalf of any Third Lien Secured Party) shall object to, oppose, support any objection, or take any other action to impede, the right of any Second Lien Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to the Collateral; provided, further, that each of (i) the Collateral Agent, on behalf of the Third Lien Secured Parties and (ii) the Trustee, for itself and on behalf of the Third

Lien Secured Parties, waives any claim it or they may hereafter have against the Second Lien Administrative Agent or any Second Lien Secured Party arising out of the election, if any, of the Second Lien Administrative Agent or any Second Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code in any Insolvency or Liquidation Proceeding.

(j)            Expense Claims.  Neither the Collateral Agent (on behalf of any Second Lien Secured Party or any Third Lien Secured Party), the Second Lien Administrative Agent (for itself or on behalf of any Second Lien Secured Party) nor the Trustee (for itself or on behalf of any Third Lien Secured Party) shall (i) contest the payment of fees, costs, charges, expenses or other amounts due to any First Lien Representative or any First Lien Secured Party under Section 506(b) of the Bankruptcy Code or otherwise (inclusive of Post-Petition Claims) or (ii) assert or enforce any claim under Section 506(c) of the Bankruptcy Code senior to or on parity with the First Lien Obligations for costs or expenses of preserving or disposing of any Collateral.  After the Discharge of First Lien Obligations, neither the Collateral Agent (on behalf of any Third Lien Secured Party) nor the Trustee (for itself or on behalf of any Third Lien Secured Party) shall (i) contest the payment of fees, costs, charges, expenses or other amounts due to the Second Lien Administrative Agent or any Second Lien Secured Party under Section 506(b) of the Bankruptcy Code or otherwise (inclusive of Post-Petition Claims) or (ii) assert or enforce any claim under Section 506(c) of the Bankruptcy Code senior to or on parity with the Second Lien Obligations for costs or expenses of preserving or disposing of any Collateral.

(k)           Subordination Agreement.  The parties to this Agreement acknowledge that this Agreement is a “subordination agreement” under section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding.  All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person, if appointed, in an Insolvency or Liquidation Proceeding.

SECTION 2.12     Collateral Shared Equally and Ratably within Classes.

The parties to this Agreement agree that the payment and satisfaction of all of the Secured Obligations within each Class will be secured equally and ratably by the Liens established in favor of the Collateral Agent for the benefit of the Secured Parties belonging to such Class, notwithstanding the time of incurrence of any Secured Obligations within such Class or the date, time, method or order of grant, attachment or perfection of any Liens securing such Secured Obligations within such Class and notwithstanding any provision of the UCC, the time of incurrence of any Series of Secured Debt or the time of incurrence of any other First Lien Obligation, Second Lien Obligation or Third Lien Obligation, or any other applicable law or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against the Borrower or any other Grantor, it is the intent of the parties that, and the parties hereto agree for themselves and the First Lien Secured Parties, the Second Lien Secured Parties and Third Lien Secured Parties represented by them that:

(1)           without affecting the payment priority set forth in Section 3.4, all First Lien Obligations will be and are secured equally and ratably by all First Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Series of First Lien Debt, whether or not upon property otherwise constituting collateral for such Series of First Lien Debt, and that all such First Liens will be enforceable by the Collateral Agent for the benefit of all First Lien Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, (x) this provision will not be violated with respect to any particular Collateral and any particular Series of First Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable First Lien Representative from accepting the benefit of a Lien on any particular asset or property or such First Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property and (y) this provision will not be violated with respect to any particular Hedging Obligations or Bank Product Obligations if the Hedge Agreement or agreement giving rise to Bank Product Obligations prohibits the applicable Hedge Provider or Bank Product Provider from accepting the benefit of a Lien on any particular asset or property or such Hedge Provider or Bank Product Provider otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property;

(2)           all Second Lien Obligations will be and are secured equally and ratably by all Second Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Second Lien Obligation, whether or not upon property otherwise constituting collateral for such Second Lien Obligation, and that all such Second Liens will be enforceable by the Collateral Agent for the benefit of all Second Lien Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Second Lien Debt if the Secured Debt Documents in respect thereof prohibit the Second Lien Administrative Agent from accepting the benefit of a Lien on any particular asset or property or the Second Lien Administrative Agent otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property; and

(3)           all Third Lien Obligations will be and are secured equally and ratably by all Third Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Third Lien Obligation, and that all such Third Liens will be enforceable by the Collateral Agent for the benefit of all Third Lien Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Third Lien Debt if the Secured Debt Documents in respect thereof prohibit the Trustee from accepting the benefit of a Lien on any particular asset or property or the Trustee otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property.

It is understood and agreed that nothing in this Section 2.12 is intended to alter the priorities among Secured Parties belonging to different Classes as provided in Section 2.4 or the payment priority among the First Lien Obligations as set forth in Section 3.4.

SECTION 2.13     No New Liens.  So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any or any other Grantor, the parties hereto agree that the Borrower will not, and will not permit any other Grantor to:

(a)           grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation or any Third Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure all of the First Lien Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.4 hereof; provided that notwithstanding anything in this Agreement to the contrary, prior to the Discharge of First Lien Obligations, cash and cash equivalents may be pledged to secure First Lien Obligations consisting of reimbursement obligations in respect of letters of credit pursuant to the First Lien Documents without granting a Lien thereon to secure any Second Lien Obligations or any Third Lien Obligations;

(b)           grant or permit any additional Liens on any asset or property to secure any First Lien Obligation or any Third Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure all of the Second Lien Obligations; provided that this provision will not be violated if the Collateral Agent is given a reasonable opportunity to accept a Lien on any asset or property for the benefit of the Second Lien Secured Parties and the Collateral Agent states in writing that the Second Lien Documents prohibit the Collateral Agent from accepting a Lien on such asset or property or the Second Lien Administrative Agent otherwise expressly declines to accept a Lien on such asset or property;

(c)           grant or permit any additional Liens on any asset or property to secure any First Lien Obligation or any Second Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure all of the Third Lien Obligations; provided that this provision will not be violated if the Collateral Agent is given a reasonable opportunity to accept a Lien on any asset or property for the benefit of the Third Lien Secured Parties and the Collateral Agent states in writing that the Third Lien Documents prohibit the Collateral Agent from accepting a Lien on such asset or property or the Trustee otherwise expressly declines to accept a Lien on such asset or property.

Prior to the Discharge of First Lien Obligations, to the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Secured Parties, the Collateral Agent, on behalf of the Second Lien Secured Parties and the Third Lien Secure Parties, agrees that any amounts received by or distributed to it pursuant to or as a result of Liens granted in contravention of this Section 2.13 shall be subject to Section 3.4.

Prior to both the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, to the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Secured Parties and the Second Lien Secured Parties, the Collateral Agent, on behalf of the Third Lien Secured Parties, agrees that any amounts received by or distributed to it pursuant to or as a result of Liens granted in contravention of this Section 2.13 shall be subject to Section 3.4.

Notwithstanding the foregoing or Section 2.14, any Grantor may grant or permit Liens on cash or cash equivalents to the issuers of letters of credit (and/or any lenders participating in the facilities under which such letters of credit are issued) to satisfy requirements set forth in the reimbursement agreement for such letters of credit or the related facilities with respect to the cash collateralization of such letters of credit without granting a lien on such cash or cash equivalents to secure any other Secured Obligation.

SECTION 2.14     Similar Liens and Agreements.  The parties hereto agree that, except as provided in Section 2.13, it is their intention that the Collateral for the First Lien Obligations, the Collateral for the Second Lien Obligations and the Collateral for the Third Lien Obligations be identical.  In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement, that the Security Documents creating or evidencing the First Liens, the Second Liens and the Third Liens, will be in all material respects the same forms of documents other than as is necessary or appropriate to reflect the first lien, second lien and third lien nature of the Obligations thereunder.

In addition, the Borrower agrees that each mortgage (x) securing any Second Lien on such property contain such other language as the Controlling Representative may reasonably request to reflect the subordination of such mortgage to the mortgage securing any First Lien on such property and (y) securing any Third Lien on such property contain such other language as the Controlling Representative may reasonably request to reflect the subordination of such mortgage to the mortgage securing any First Lien on such property and to the mortgage securing any Second Lien on such property.

SECTION 2.15     Confirmation of Subordination in Second Lien Security Documents.  The Borrower, the Second Lien Secured Parties and the Second Lien Administrative Agent agree that each Second Lien Security Document shall include the following language (or language to similar effect approved by the Revolving Agent and the First Lien Administrative Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent for the benefit of the Second Lien Secured Parties pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent for the benefit of the Second Lien Secured Parties hereunder are subject to the terms of the Intercreditor Agreement, dated as of August 18, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Alion Science and Technology Corporation, the other Grantors party hereto, Wells Fargo Bank, National Association, as Revolving Agent, Goldman Sachs Lending Partners LLC, as First Lien Administrative Agent, Wilmington Trust, National Association, as Second Lien Administrative Agent, Wilmington Trust, National Association, as Indenture Trustee and Wilmington Trust, National Association, as Collateral Agent and certain other persons party or that may become party thereto from time to time.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

provided, however, that if the jurisdiction in which any such Second Lien Security Document will be filed prohibits the inclusion of the language above or would prevent a document containing such language from being recorded, the First Lien Representatives and the Second Lien Administrative Agent agree, prior to such Second Lien Security Document being entered into, to negotiate in good faith replacement language stating that the lien and security interest granted under such Second Lien Security Document is subject to the provisions of this Agreement.

SECTION 2.16     Confirmation of Subordination in Third Lien Security Documents.  The Borrower, the Third Lien Secured Parties and the Trustee agree that each Third Lien Security Document shall include the following language (or language to similar effect approved by the Revolving Agent, the First Lien Administrative Agent and the Second Lien Administrative Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent for the benefit of the Third Lien Secured Parties pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent for the benefit of the Third Lien Secured Parties hereunder are subject to the terms of the Intercreditor Agreement, dated as of August 18, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Alion Science and Technology Corporation, the other Grantors party hereto, Wells Fargo Bank, National Association, as Revolving Agent, Goldman Sachs Lending Partners LLC, as First Lien Administrative Agent, Wilmington Trust, National Association, as Second Lien Administrative Agent, Wilmington Trust, National Association, as Indenture Trustee and Wilmington Trust, National Association, as Collateral Agent and certain other persons party or that may become party thereto from time to time.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

provided, however, that if the jurisdiction in which any such Third Lien Security Document will be filed prohibits the inclusion of the language above or would prevent a document containing such language from being recorded, the First Lien Representatives, the Second Lien Administrative Agent and the Trustee agree, prior to such Third Lien Security Document being entered into, to negotiate in good faith replacement language stating that the lien and security interest granted under such Third Lien Security Document is subject to the provisions of this Agreement

SECTION 2.17     First Lien Purchase Right.

(a)  Delivery of First Lien Right to Purchase Notice.  Without prejudice to the enforcement of the First Lien Secured Parties’ remedies under the First Lien Documents, this Agreement, at law or in equity or otherwise, each of the First Lien Representatives agrees that, at any time following:

(1)  in the case of the Revolving Agent, the Revolving Agent’s receipt of a written notice of the occurrence of First Lien Purchase Event of Default from the Second Lien Administrative Agent or the Trustee;

(2)  in the case of the First Lien Administrative Agent, the First Lien Administrative Agent’s receipt of a written notice of the occurrence of First Lien Purchase Event of Default from the Second Lien Administrative Agent or the Trustee;

(3)  in the case of the Revolving Agent, (i) a payment default under the Revolving Credit Agreement that has not been cured (or waived by the lenders under the Revolving Credit Agreement or the Revolving Agent) within 10 Business Days of the occurrence thereof, (ii) a breach of Section 6 or 7 of the Revolving Credit Agreement which results in the occurrence of an Event of Default (under and as defined in the Revolving Credit Agreement) that has not been cured (or waived by the lenders under the Revolving Credit Agreement or the Revolving Agent) or (iii) a termination of the commitments or acceleration of the Revolving Credit Obligations under the Revolving Credit Agreement;

(4)  in the case of the First Lien Administrative Agent, (i) a payment default under the First Lien Credit Agreement that has not been cured (or waived by the lenders under the First Lien Credit Agreement or the First Lien Administrative Agent) within 10 Business Days of the occurrence thereof, (ii) a breach of Section 6 of the First Lien Credit Agreement which results in the occurrence of an Event of Default (under and as defined in the First Lien Credit Agreement) that has not been cured (or waived by the lenders under the First Lien Credit Agreement or the First Lien Administrative Agent) or (iii) a termination of the commitments or acceleration of the First Lien Obligations under the First Lien Credit Agreement; or

(5)  in the case of each of the First Lien Representatives, the commencement of an Insolvency or Liquidation Proceeding,

(each a “First Lien Purchase Triggering Event”), the applicable First Lien Representative (or in the case of clause (5) above, each of the First Lien Representatives) will give the Borrower, the  Second Lien Administrative Agent and the Trustee written notice (a “First Lien Right to Purchase Notice”) not less than five Business Days prior to commencing any enforcement action with respect to the Collateral, which notice shall be effective for all enforcement actions taken after the date of such notice, and the Second Lien Administrative Agent and the Trustee shall promptly distribute such written notice to the Second Lien Secured Parties and the Third Lien Secured Parties, respectively.

(b)  Exercise of First Lien Purchase Right.  Any Second Lien Secured Party shall have the option, by irrevocable written notice (the “First Lien Purchase Notice”) delivered by the Second Lien Administrative Agent to the Collateral Agent and each of the First Lien Representatives no later than five Business Days after receipt by the Second Lien Administrative Agent of the First Lien Right to Purchase Notice, to purchase all, but not less than all, of the First Lien Obligations (including any unfunded commitments under the First Lien Documents), excluding Hedging Obligations and Bank Product Obligations (the “First Lien Purchase Obligations”).  If (x) the Discharge of Second Lien Obligations has occurred prior to the occurrence of a First Lien Purchase Triggering Event or (y) no Second Lien Secured Party

delivers a First Lien Purchase Notice pursuant to this paragraph (b), any Third Lien Secured Party shall have the option to deliver through the Trustee an irrevocable written First Lien Purchase Notice to the Collateral Agent and each of the First Lien Representatives no later than ten Business Days after receipt by the Trustee of the First Lien Right to Purchase Notice, to purchase the First Lien Purchase Obligations.  If the Second Lien Administrative Agent or the Trustee so delivers the First Lien Purchase Notice by the date specified above, the Collateral Agent shall not commence, or if previously commenced, shall not continue, any enforcement actions or exercise any other remedies under Article III of this Agreement; provided that the First Lien Purchase shall have been consummated in accordance with this Section 2.17 and pursuant to documentation mutually acceptable to each of the First Lien Representatives and the First Lien Purchasing Parties, on or before the date specified in the First Lien Purchase Notice; provided, further, that if the First Lien Purchase shall not have been consummated by the date specified in the First Lien Purchase Notice, then the First Lien Representatives and First Lien Secured Parties shall have no further obligations pursuant to this Section 2.17 and may take any further actions in their sole discretion in accordance with the First Lien Documents and this Agreement.  Prior to the Discharge of Second Lien Obligations, if the Second Lien Administrative Agent fails to deliver to the Collateral Agent and each of the First Lien Representatives a First Lien Purchase Notice within five Business Days after receipt by the Second Lien Administrative Agent of the First Lien Right to Purchase Notice, then the Second Lien Administrative Agent and the Second Lien Secured Parties shall have irrevocably waived their rights pursuant to this Section 2.17 and the First Lien Representatives and First Lien Secured Parties shall have no further obligations pursuant to this Section 2.17 and may take any further actions in their sole discretion in accordance with the First Lien Documents and this Agreement.  After (x) the Discharge of Second Lien Obligations or (y) if the Second Lien Administrative Agent has failed to deliver a First Lien Purchase Notice to the Collateral Agent and each of the First Lien Representatives within five Business Days after receipt by the Second Lien Administrative Agent of the First Lien Right to Purchase Notice, if the Trustee fails to deliver a First Lien Purchase Notice to the Collateral Agent and each of the First Lien Representatives within ten Business Days after receipt by the Trustee of the First Lien Right to Purchase Notice, then the Trustee and the Third Lien Secured Parties shall have irrevocably waived their rights pursuant to this Section 2.17 and the First Lien Representatives and First Lien Secured Parties shall have no further obligations pursuant to this Section 2.17 and may take any further actions in their sole discretion in accordance with the First Lien Documents and this Agreement.

(c)  First Lien Purchase.  On or before the date specified (the “First Lien Purchase Date”) by the Second Lien Secured Parties or the Third Lien Secured Parties electing to purchase pursuant to this Section 2.17 in the First Lien Purchase Notice (the “First Lien Purchasing Parties”) (which shall be a Business Day not less than five Business Days, nor more than ten Business Days, after receipt by the Collateral Agent and each of the First Lien Representatives of the First Lien Purchase Notice), the First Lien Secured Parties shall, subject to any required approval of any court or other governmental authority then in effect, sell to the First Lien Purchasing Parties, and the First Lien Purchasing Parties shall purchase (the “First Lien Purchase”) from the First Lien Secured Parties the First Lien Purchase Obligations; provided that the First Lien Purchase shall not in any way affect any rights of the First Lien Secured Parties with respect to indemnification and other obligations of the Borrower and the other Grantors under the First Lien Documents that are expressly stated to survive the termination of the First Lien Documents (the “Surviving First Lien Obligations”).  The First Lien Purchase

shall be made without representation or warranty of any kind by the First Lien Secured Parties as to the First Lien Obligations, the Collateral or otherwise and without recourse to the First Lien Secured Parties, except that the First Lien Secured Parties shall represent and warrant: (i) the amount of the First Lien Obligations being purchased and (ii) that the First Lien Secured Parties own the First Lien Obligations free and clear of any Liens (other than participation interests not prohibited by the First Lien Documents).  In the event that the First Lien Purchasing Parties consist of more than one Second Lien Secured Party (or more than one Third Lien Secured Party), the obligations of the First Lien Purchase Parties in respect of the First Lien Purchase and the First Lien Purchase Price shall be allocated among the First Lien Purchasing Parties on a pro rata basis.

(d)  First Lien Purchase Closing.  Without limiting the obligations of the Borrower and the other Grantors under the First Lien Documents to the First Lien Secured Parties with respect to the Surviving First Lien Obligations, on the First Lien Purchase Date:

(1)  the First Lien Purchasing Parties shall pay to the First Lien Representatives for the benefit of the First Lien Secured Parties as the purchase price (the “First Lien Purchase Price”) for the First Lien Purchase Obligations by wire transfer of immediately available funds an amount equal to the sum of:  (A) the principal amount (at par) of all loans, advances or similar extensions of credit included in the First Lien Purchase Obligations (including unreimbursed amounts drawn under letters of credit, but excluding the undrawn amount of outstanding letters of credit), and all accrued and unpaid interest thereon through the First Lien Purchase Date; plus (B) all accrued and unpaid fees, expenses, breakage costs, indemnities and other First Lien Obligations owed to the First Lien Secured Parties under the First Lien Documents on the First Lien Purchase Date, and any prepayment premiums (including, for the avoidance of doubt, all Applicable Call Protection (as defined in the First Lien Credit Agreement) and the Applicable Prepayment Premium (as defined in the Revolving Credit Agreement) that would have been payable to the First Lien Secured Parties by the Borrower had the First Lien Purchase Obligations been voluntarily prepaid by the Borrower on the First Lien Purchase Date);

(2)  the First Lien Purchasing Parties will deposit with the Revolving Agent or its designee by wire transfer of immediately available funds, 103% of the aggregate undrawn amount of all then outstanding letters of credit under the Revolving Credit Agreement and the aggregate facing, fronting and similar fees that will accrue thereon through the stated maturity of such letters of credit (assuming no drawings thereon before stated maturity) (such funds, the “LC Cash Collateral Account”);

(3)  with respect to any Hedging Obligations and Bank Product Obligations (the “First Lien Excluded Obligations”), the First Lien Purchasing Parties shall either (x) cash collateralize the First Lien Excluded Obligations in accordance with the requirements of the documents governing the First Lien Excluded Obligations or as otherwise may be reasonably acceptable to the applicable Hedge Providers and Bank Product Providers or (y) if consented to by the applicable Hedge Providers and Bank Product Providers, continue to treat the First Lien Excluded Obligations as part of the First Lien Obligations with the same Lien priorities as those applicable to the First Lien Excluded Obligations prior to the closing of the First Lien Purchase; and

(4)  the Second Lien Administrative Agent (on behalf of itself and the First Lien Purchasing Parties) or Trustee (on behalf of itself and the First Lien Purchasing Parties) (as applicable) will execute and deliver to the First Lien Representatives a waiver of all claims arising out of this Agreement and the transactions contemplated hereby as a result of exercising the purchase option contemplated by this Section 2.17.

Interest on the First Lien Purchase Obligations shall be calculated to but excluding the First Lien Purchase Date if the amounts so paid by the First Lien Purchasing Parties to the account(s) designated by the First Lien Representatives are received in such account(s) prior to 2:00 p.m., New York City time, on the First Lien Purchase Date, and interest shall be calculated to and including the First Lien Purchase Date if the amounts so paid by the First Lien Purchasing Parties to the account(s) designated by the First Lien Representatives are received in such account(s) later than 2:00 p.m., New York City time, on the First Lien Purchase Date.  Promptly after the closing of the First Lien Purchase, the First Lien Representatives will distribute the First Lien Purchase Price to the First Lien Secured Parties in accordance with the terms of the First Lien Documents.  After the closing of the First Lien Purchase, the First Lien Purchasing Parties may request that the Revolving Agent, the First Lien Administrative Agent and the letter of credit issuer under the Revolving Credit Agreement immediately resign as such under the First Lien Documents.  Upon such resignations, a new administrative agent and letter of credit issuer will be elected or appointed in accordance with the Revolver Credit Agreement and a new administrative agent will be elected or appointed in accordance with the First Lien Credit Agreement.

(e)  Application of Cash Collateral for Letters of Credit.  The Revolving Agent will apply funds in the LC Cash Collateral Account to reimburse issuers of letters of credit outstanding under the Revolving Credit Agreement on the First Lien Purchase Date for drawings thereunder and for any customary fees charged by such issuers in connection with such draws, and facing, fronting or similar fees.  After giving effect to each such payment, any remaining funds in the LC Cash Collateral Account which exceed 103% of the sum of the aggregate undrawn amount of all such outstanding letters of credit and the aggregate facing, fronting and similar fees that will accrue thereon through the stated maturity of such letters of credit (assuming no drawings thereon before stated maturity) will be returned to the First Lien Purchasing Parties (as their interests appear).  When all such letters of credit have been cancelled with the consent of the beneficiary thereof, expired or been fully drawn, and after all payments from the account described above have been made, any funds in the LC Cash Collateral Account will be returned to the First Lien Purchasing Parties (as their interest may appear).

(f)  Shortfall in LC Cash Collateral Account.  If for any reason other than the gross negligence or willful misconduct of the Revolving Agent as determined by a final, non-appealable judgment of a court of competent jurisdiction, the LC Cash Collateral Account is less than the amount owing with respect to a letter of credit described in paragraph (e) above, then the First Lien Purchasing Parties will, in proportion to their interests, promptly reimburse the Revolving Agent (who will then pay the applicable issuer) the amount of such deficiency.

(g)  Consents.  The Revolving Agent, the First Lien Administrative Agent, the Borrower and the other Grantors hereby irrevocably consent to any assignment effected to one or more First Lien Purchasing Parties pursuant to this Section 2.17, including in any Insolvency or

Liquidation Proceeding and hereby agree that no further documentation or consent shall be required to evidence the First Lien Purchase.  Immediately following the receipt of the First Lien Purchase Price, (i) the First Lien Purchase shall be deemed to have occurred without further action by any party, (ii) the Revolving Agent shall record the assignment to each First Lien Purchasing Party (in accordance with their respective ratable shares) in the register contemplated by the Revolving Credit Agreement without further action or consent by or from any party, (iii) the First Lien Purchasing Parties shall be deemed to be the holders of the First Lien Purchase Obligations (and all obligations of the Lenders under the Revolving Credit Agreement and the First Lien Credit Agreement, including any commitments to extend credit under the Revolving Credit Agreement and the First Lien Credit Agreement) for all purposes under this Agreement, the Revolving Credit Agreement and the First Lien Credit Agreement and (iv) the First Lien Administrative Agent shall record the assignment to each First Lien Purchasing Party (in accordance with their respective ratable shares) in the register contemplated by the First Lien Credit Agreement without further action or consent by or from any party.

SECTION 2.18     Second Lien Purchase Right.

(a)  Delivery of Second Lien Right to Purchase Notice.  Without prejudice to the enforcement of the Second Lien Secured Parties’ remedies under the Second Lien Documents, this Agreement, at law or in equity or otherwise, the Second Lien Administrative Agent agrees that, at any time following:

(1)  the Second Lien Administrative Agent’s receipt of a written notice of the occurrence of Second Lien Purchase Event of Default from the Trustee;

(2)  (i) a payment default under the Second Lien Credit Agreement that has not been cured (or waived by the lenders under the Second Lien Credit Agreement or the Second Lien Administrative Agent) within 10 Business Days of the occurrence thereof, (ii) a breach of Section 6 of the Second Lien Credit Agreement which results in the occurrence of an Event of Default (under and as defined in the Second Lien Credit Agreement) that has not been cured (or waived by the lenders under the Second Lien Credit Agreement or the Second Lien Administrative Agent) or (iii) a termination of the commitments or acceleration of the Second Lien Obligations under the Revolving Credit Agreement; or

(3)  the commencement of an Insolvency or Liquidation Proceeding,

(each a “Second Lien Purchase Triggering Event”), it will give the Borrower and the Trustee written notice (a “Second Lien Right to Purchase Notice”) not less than five Business Days prior to commencing any enforcement action with respect to the Collateral, which notice shall be effective for all enforcement actions taken after the date of such notice, and the Trustee shall promptly distribute such written notice to the Third Lien Secured Parties.

(b)  Exercise of Second Lien Purchase Right.  Any Third Lien Secured Party shall have the option, by irrevocable written notice (the “Second Lien Purchase Notice”) delivered by the Trustee to the Collateral Agent and the Second Lien Administrative Agent no later than five Business Days after receipt by the Trustee of the Second Lien Right to Purchase Notice, to purchase all, but not less than all, of the Second Lien Obligations (including any unfunded commitments under the Second Lien Documents) (the “Second Lien Purchase Obligations”).  If the Trustee so delivers the Second Lien Purchase Notice by the date specified above, the Collateral Agent shall not commence, or if previously commenced, shall not continue, any enforcement actions or exercise any other remedies under Article III of this Agreement; provided that the Second Lien Purchase shall have been consummated in accordance with this Section 2.18 and pursuant to documentation mutually acceptable to each of the Second Lien Administrative Agent and the Second Lien Purchasing Parties, on or before the date specified in the Second Lien Purchase Notice; provided, further, that if the Second Lien Purchase shall not have been consummated by the date specified in the Second Lien Purchase Notice, then the Second Lien Administrative Agent and the Second Lien Secured Parties shall have no further obligations pursuant to this Section 2.18 and may take any further actions in their sole discretion in accordance with the Second Lien Documents and this Agreement.  If the Trustee fails to deliver to the Collateral Agent and the Second Lien Administrative Agent a Second Lien Purchase Notice within five Business Days after receipt by the Trustee of the Second Lien Right to Purchase Notice, then the Trustee and the Third Lien Secured Parties shall have irrevocably waived their rights pursuant to this Section 2.18 and the Second Lien Administrative Agent and Second Lien Secured Parties shall have no further obligations pursuant to this Section 2.18 and may take any further actions in their sole discretion in accordance with the Second Lien Documents and this Agreement.

(c)  Second Lien Purchase.  On or before the date specified (the “Second Lien Purchase Date”) by the Third Lien Secured Parties electing to purchase pursuant to this Section 2.18 in the Second Lien Purchase Notice (the “Second Lien Purchasing Parties”) (which shall be a Business Day not less than five Business Days, nor more than ten Business Days, after receipt by the Collateral Agent and the Second Lien Administrative Agent of the Second Lien Purchase Notice), the Second Lien Secured Parties shall, subject to any required approval of any court or other governmental authority then in effect, sell to the Second Lien Purchasing Parties, and the Second Lien Purchasing Parties shall purchase (the “Second Lien Purchase”) from the Second Lien Secured Parties the Second Lien Purchase Obligations; provided that the Second Lien Purchase shall not in any way affect any rights of the Second Lien Secured Parties with respect to indemnification and other obligations of the Borrower and the other Grantors under the Second Lien Documents that are expressly stated to survive the termination of the Second Lien Documents (the “Surviving Second Lien Obligations”).  The Second Lien Purchase shall be made without representation or warranty of any kind by the Second Lien Secured Parties as to the Second Lien Obligations, the Collateral or otherwise and without recourse to the Second Lien Secured Parties, except that the Second Lien Secured Parties shall represent and warrant: (i) the amount of the Second Lien Obligations being purchased and (ii) that the Second Lien Secured Parties own the Second Lien Obligations free and clear of any Liens (other than participation interests not prohibited by the Second Lien Documents).  In the event that the Second Lien Purchasing Parties consist of more than one Third Lien Secured Party, the obligations of the Second Lien Purchase Parties in respect of the Second Lien Purchase and the Second Lien Purchase Price shall be allocated among the Second Lien Purchasing Parties on a pro rata basis.

(d)  Second Lien Purchase Closing.  Without limiting the obligations of the Borrower and the other Grantors under the Second Lien Documents to the Second Lien Secured Parties with respect to the Surviving Second Lien Obligations, on the Second Lien Purchase Date:

(1)  the Second Lien Purchasing Parties shall pay to the Second Lien Administrative Agent for the benefit of the Second Lien Secured Parties as the purchase price (the “Second Lien Purchase Price”) for the Second Lien Purchase Obligations by wire transfer of immediately available funds an amount equal to the sum of:  (A) the principal amount (at par) of all loans, advances or similar extensions of credit included in the Second Lien Purchase Obligations, and all accrued and unpaid interest thereon through the Second Lien Purchase Date; plus (B) all accrued and unpaid fees, expenses, breakage costs, indemnities and other Second Lien Obligations owed to the Second Lien Secured Parties under the Second Lien Documents on the Second Lien Purchase Date, and any prepayment premiums (including, for the avoidance of doubt, all Call Protection (as defined in the Second Lien Credit Agreement) that would have been payable to the Second Lien Secured Parties by the Borrower had the Second Lien Purchase Obligations been voluntarily prepaid by the Borrower on the Second Lien Purchase Date);

(2) [Reserved]; and

(3)  the Trustee (on behalf of itself and the Second Lien Purchasing Parties) will execute and deliver to the Second Lien Administrative Agent a waiver of all claims arising out of this Agreement and the transactions contemplated hereby as a result of exercising the purchase option contemplated by this Section 2.18.

Interest on the Second Lien Purchase Obligations shall be calculated to but excluding the Second Lien Purchase Date if the amounts so paid by the Second Lien Purchasing Parties to the account designated by the Second Lien Administrative Agent are received in such account prior to 2:00 p.m., New York City time, on the Second Lien Purchase Date, and interest shall be calculated to and including the Second Lien Purchase Date if the amounts so paid by the Second Lien Purchasing Parties to the account designated by the Second Lien Administrative Agent are received in such account later than 2:00 p.m., New York City time, on the Second Lien Purchase Date.  Promptly after the closing of the Second Lien Purchase, the Second Lien Administrative Agent will distribute the Second Lien Purchase Price to the Second Lien Secured Parties in accordance with the terms of the Second Lien Documents.  After the closing of the Second Lien Purchase, the Second Lien Purchasing Parties may request that the Second Lien Administrative Agent immediately resign as such under the Second Lien Documents.  Upon such resignation, a new administrative agent will be elected or appointed in accordance with the Second Lien Credit Agreement.

(e)  Consents.  The Second Lien Administrative Agent, the Borrower and the other Grantors hereby irrevocably consent to any assignment effected to one or more Second Lien Purchasing Parties pursuant to this Section 2.18, including in any Insolvency or Liquidation Proceeding and hereby agree that no further documentation or consent shall be required to evidence the Second Lien Purchase.  Immediately following the receipt of the Second Lien Purchase Price, (i) the Second Lien Purchase shall be deemed to have occurred without further action by any party, (ii) the Second Lien Administrative Agent shall record the assignment to each Second Lien Purchasing Party (in accordance with their respective ratable shares) in the register contemplated by the Second Lien Credit Agreement without further action or consent by or from any party and (iii) the Second Lien Purchasing Parties shall be deemed to be the holders of the Second Lien Purchase Obligations (and all obligations of the Lenders under the Second Lien Credit Agreement, including any commitments to extend credit under the Second Lien

Credit Agreement) for all purposes under this Agreement and the Second Lien Credit Agreement.

SECTION 2.19     Prohibition on Contesting Liens.

Each of the Collateral Agent (on behalf of the Second Lien Secured Parties), the Second Lien Administrative Agent, for itself and on behalf of the Second Lien Secured Parties, the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee, for itself and on behalf of the Third Lien Secured Parties, agrees that it will not (and hereby waives any right to) directly or indirectly contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority (up to the First Lien Cap), validity, perfection, extent or enforceability of a First Lien held, or purported to be held, by or on behalf of any of the First Lien Secured Parties in the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent (on behalf of the Second Lien Secured Parties), the Second Lien Administrative Agent, for itself and on behalf of the Second Lien Secured Parties, the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee, for itself and on behalf of the Third Lien Secured Parties, to enforce this Agreement.

Each of the Collateral Agent (on behalf of the First Lien Secured Parties), each First Lien Representative, for itself and on behalf of the First Lien Secured Parties represented by it, the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee, for itself and on behalf of the Third Lien Secured Parties, agrees that it will not (and hereby waives any right to) directly or indirectly contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority (up to the Second Lien Cap), validity, perfection, extent or enforceability of a Second Lien held, or purported to be held, by or on behalf of any of the Second Lien Secured Parties in the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent (on behalf of the First Lien Secured Parties), each First Lien Representative, for itself and on behalf of the First Lien Secured Parties represented by it, the Collateral Agent (on behalf of the Third Lien Secured Parties) and the Trustee, for itself and on behalf of the Third Lien Secured Parties, to enforce this Agreement.

Each of the Collateral Agent (on behalf of the First Lien Secured Parties), each First Lien Representative, for itself and on behalf of the First Lien Secured Parties represented by it, the Collateral Agent (on behalf of the Second Lien Secured Parties) and the Second Lien Administrative Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that it will not (and hereby waives any right to) directly or indirectly contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority (up to the Third Lien Cap), validity, perfection, extent or enforceability of a Third Lien held, or purported to be held, by or on behalf of any of the Third Lien Secured Parties in the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent (on behalf of the First Lien Secured Parties), each First Lien Representative, for itself and on behalf of the First Lien Secured Parties represented by it, the Collateral Agent (on behalf of the Second Lien Secured Parties) and the Second Lien Administrative Agent, for itself and on behalf of the Second Lien Secured Parties, to enforce this Agreement.

SECTION 2.20     Revolver Purchase Right.

(a)  Delivery of Revolver Right to Purchase Notice.  Without prejudice to the enforcement of the First Lien Secured Parties’ remedies under the First Lien Documents, this Agreement, at law or in equity or otherwise, the Revolving Agent agrees that, at any time following:

(1)  the Revolving Agent’s receipt of a written notice of the occurrence of Material Event of Default from the First Lien Administrative Agent;

(2)  (i) a payment default under the Revolving Credit Agreement that has not been cured (or waived by the lenders under the Revolving Credit Agreement or the Revolving Agent) within 10 Business Days of the occurrence thereof, (ii) a breach of Section 6 or 7 of the Revolving Credit Agreement which results in the occurrence of an Event of Default (under and as defined in the Revolving Credit Agreement) that has not been cured (or waived by the lenders under the Revolving Credit Agreement or the Revolving Agent), (iii) a termination of the commitments or acceleration of the Revolving Credit Obligations under the Revolving Credit Agreement or (iv) following the occurrence and during continuance of any Specified Event of Default (under and as defined in the Revolving Credit Agreement as in effect on the date hereof), receipt of notice by the First Lien Administrative Agent from the Revolving Agent that any lender under the Revolving Credit Agreement intends to make an assignment to any Disqualified Institution (as defined in the Revolving Credit Agreement as in effect on the date hereof); or

(3)  the commencement of an Insolvency or Liquidation Proceeding,

(each a “Revolver Purchase Triggering Event”), the Revolving Agent will promptly give the First Lien Administrative Agent and the Borrower a written notice of the occurrence of such Revolver Purchase Triggering Event (a “Revolver Right to Purchase Notice”), and the First Lien Administrative Agent shall promptly distribute such written notice to the First Lien Secured Parties as provided for in the First Lien Credit Agreement.

(b)  Exercise of Revolver Purchase Right.  Any First Lien Secured Party in respect of the First Lien Credit Agreement shall have the option, by irrevocable written notice (the “Revolver Purchase Notice”) delivered by the First Lien Administrative Agent to the Collateral Agent and the Revolving Agent no later than five Business Days after receipt by the First Lien Administrative Agent of the Revolver Right to Purchase Notice, to purchase all, but not less than all, of the Revolving Credit Obligations (including any unfunded commitments under the Revolving Credit Agreement but excluding any Hedging Obligations and any Bank Product Obligations) (the “Revolver Purchase Obligations”).  If the First Lien Administrative Agent so delivers the Revolver Purchase Notice by the date specified herein,  the Collateral Agent shall not commence, or if previously commenced, shall not continue, any enforcement actions or exercise any other remedies under this Agreement (other than the exercise of control over any Deposit Account and the withdrawal and application of funds on deposit therein, in each case, in accordance with Section 5.15 at the direction of the Revolver Agent) or propose any DIP Financing; provided that the Revolver Purchase shall have been consummated in accordance with this Section 2.20 and pursuant to documentation mutually acceptable to the Revolving Agent and the Revolver Purchasing Parties, on or before the date specified in the

Revolver Purchase Notice; provided, further, that if the Revolver Purchase shall not have been consummated by the date specified in the Revolver Purchase Notice, then the Revolving Agent and the First Lien Secured Parties in respect of the Revolving Credit Agreement shall have no further obligations pursuant to this Section 2.20 and may take any further actions in their sole discretion in accordance with the Revolving Credit Agreement and this Agreement.  If the First Lien Administrative Agent fails to deliver to the Collateral Agent and the Revolving Agent a Revolver Purchase Notice within five Business Days after receipt by the First Lien Administrative Agent of the Revolver Right to Purchase Notice, then the First Lien Administrative Agent and the First Lien Secured Parties in respect of the First Lien Credit Agreement shall have irrevocably waived their rights pursuant to this Section 2.20 and the Revolving Agent and First Lien Secured Parties in respect of the Revolving Credit Agreement shall have no further obligations pursuant to this Section 2.20 and may take any further actions in their sole discretion in accordance with the Revolving Credit Agreement and this Agreement.

(c)  Revolver Purchase.  On or before the date specified (the “Revolver Purchase Date”) by the First Lien Secured Parties in respect of the First Lien Credit Agreement electing to purchase pursuant to this Section 2.20 in the Revolver Purchase Notice (the “Revolver Purchasing Parties”) (which shall be a Business Day not less than five Business Days, nor more than ten Business Days, after receipt by the Collateral Agent and the Revolving Agent of the Revolver Purchase Notice), the First Lien Secured Parties in respect of the Revolving Credit Agreement shall, subject to any required approval of any court or other governmental authority then in effect, sell to the Revolver Purchasing Parties, and the Revolver Purchasing Parties shall purchase (the “Revolver Purchase”) from the First Lien Secured Parties in respect of the Revolving Credit Agreement the Revolver Purchase Obligations; provided that the Revolver Purchase shall not in any way affect any rights of the First Lien Secured Parties in respect of the Revolving Credit Agreement with respect to indemnification and other obligations of the Borrower and the other Grantors under the Revolving Credit Agreement that are expressly stated to survive the termination of the Revolving Credit Agreement (the “Surviving Revolving Obligations”).  The Revolver Purchase shall be made without representation or warranty of any kind by the First Lien Secured Parties in respect of the Revolving Credit Agreement as to the Revolving Credit Obligations, the Collateral or otherwise and without recourse to the First Lien Secured Parties in respect of the Revolving Credit Agreement, except that the First Lien Secured Parties in respect of the Revolving Credit Agreement shall represent and warrant: (i) the amount of the Revolving Credit Obligations being purchased and (ii) that the First Lien Secured Parties in respect of the Revolving Credit Agreement own the Revolving Credit Obligations free and clear of any Liens (other than participation interests not prohibited by the Revolving Credit Agreement).  In the event that the Revolver Purchasing Parties consist of more than one First Lien Secured Party in respect of the First Lien Credit Agreement, the obligations of the Revolver Purchase Parties in respect of the Revolver Purchase and the Revolver Purchase Price shall be allocated among the Revolver Purchasing Parties on a pro rata basis.

(d)  Revolver Purchase Closing.  Without limiting the obligations of the Borrower and the other Grantors under the First Lien Documents to the First Lien Secured Parties in respect of the Revolving Credit Agreement with respect to the Surviving Revolving Obligations, on the Revolver Purchase Date:

(1)  the Revolver Purchasing Parties shall pay to the Revolving Agent for the benefit of the First Lien Secured Parties in respect of the Revolving Credit Agreement as the purchase price (the “Revolver Purchase Price”) for the Revolver Purchase Obligations by wire transfer of immediately available funds an amount equal to the sum of:  (A) the principal amount (at par) of all loans, advances or similar extensions of credit included in the Revolver Purchase Obligations (including unreimbursed amounts drawn under letters of credit, but excluding (x) the undrawn amount of outstanding letters of credit, (y) Hedging Obligations and (z) Bank Product Obligations), and all accrued and unpaid interest thereon through the Revolver Purchase Date; plus (B) all accrued and unpaid fees (excluding, for the avoidance of doubt, any prepayment premiums including the Applicable Prepayment Premium (as defined in the Revolving Credit Agreement)), expenses, breakage costs, indemnities and other Revolving Credit Obligations owed to the First Lien Secured Parties in respect of the Revolving Credit Agreement under the Revolving Credit Agreement on the Revolver Purchase Date; provided, that the Applicable Prepayment Premium shall be payable by the Borrower to the Revolving Agent on the Revolver Purchase Date and, to the extent not otherwise paid by the Borrower, may be advanced by the Revolving Agent under the Revolving Credit Agreement (it being understood that the failure of the Borrower to pay the Applicable Prepayment Premium on such date shall not invalidate the Revolver Purchase);

(2)  the Revolver Purchasing Parties will deposit with the Revolving Agent or its designee by wire transfer of immediately available funds, 103% of the aggregate undrawn amount of all then outstanding letters of credit under the Revolving Credit Agreement (such funds, the “Revolver Purchase LC Cash Collateral Account”);

(3)  [Reserved]; and

(4)  the First Lien Administrative Agent (on behalf of itself and the Revolver Purchasing Parties) will execute and deliver to the Revolving Agent a waiver of all claims arising out of this Agreement and the transactions contemplated hereby as a result of exercising the purchase option contemplated by this Section 2.20.

Interest on the Revolver Purchase Obligations shall be calculated to but excluding the Revolver Purchase Date if the amounts so paid by the Revolver Purchasing Parties to the account(s) designated by the Revolving Agent are received in such account(s) prior to 2:00 p.m., New York City time, on the Revolver Purchase Date, and interest shall be calculated to and including the Revolver Purchase Date if the amounts so paid by the Revolver Purchasing Parties to the account(s) designated by the Revolving Agent are received in such account(s) later than 2:00 p.m., New York City time, on the Revolver Purchase Date.  Promptly after the closing of the Revolver Purchase, the Revolving Agent will distribute the Revolver Purchase Price to the First Lien Secured Parties in respect of the Revolving Credit Agreement in accordance with the terms of the Revolving Credit Agreement.  After the closing of the Revolver Purchase, the Revolver Purchasing Parties may request that the Revolving Agent and the letter of credit issuer under the Revolving Credit Agreement immediately resign as such under the Revolving Credit Agreement.  Upon such resignations, a new administrative agent and letter of credit issuer will be elected or appointed in accordance with the Revolver Credit Agreement.

(e)  Application of Cash Collateral for Letters of Credit.  The Revolving Agent will apply funds in the Revolver Purchase LC Cash Collateral Account to reimburse issuers of letters of credit outstanding under the Revolving Credit Agreement on the Revolver Purchase Date for drawings thereunder and for any customary fees charged by such issuers in connection with such draws.  After giving effect to each such payment, any remaining funds in the Revolver Purchase LC Cash Collateral Account which exceed 103% of the sum of the aggregate undrawn amount of all such outstanding letters of credit will be returned to the Revolver Purchasing Parties (as their interests appear).  When all such letters of credit have been cancelled with the consent of the beneficiary thereof, expired or been fully drawn, and after all payments from the account described above have been made, any funds in the Revolver Purchase LC Cash Collateral Account will be returned to the Revolver Purchasing Parties (as their interest may appear).

(f)  Shortfall in Revolver Purchase LC Cash Collateral Account.  If for any reason other than the gross negligence or willful misconduct of the Revolving Agent as determined by a final, non-appealable judgment of a court of competent jurisdiction, the Revolver Purchase LC Cash Collateral Account is less than the amount owing with respect to a letter of credit described in paragraph (e) above, then the Revolver Purchasing Parties will, in proportion to their interests, promptly reimburse the Revolving Agent (who will then pay the applicable issuer) the amount of such deficiency to the extent the Revolving Agent has advanced such amounts to any issuer under the Revolving Credit Agreement.

(g)  Consents.  The Revolving Agent, the Borrower and the other Grantors hereby irrevocably consent to any assignment effected to one or more Revolver Purchasing Parties pursuant to this Section 2.20, including in any Insolvency or Liquidation Proceeding and hereby agree that no further documentation or consent shall be required to evidence the Revolver Purchase.  Immediately following the receipt of the Revolver Purchase Price, (i) the Revolver Purchase shall be deemed to have occurred without further action by any party, (ii) the Revolving Agent shall record the assignment to each Revolver Purchasing Party (in accordance with their respective Revolver Purchasing Shares (as defined in the First Lien Credit Agreement)) in the register contemplated by the Revolving Credit Agreement without further action or consent by or from any party and (iii) the Revolver Purchasing Parties shall be deemed to be the holders of the Revolver Purchase Obligations (and all obligations of the Lenders under the Revolving Credit Agreement, including any commitments to extend credit under the Revolving Credit Agreement) for all purposes under this Agreement and the Revolving Credit Agreement.

SECTION 2.21     Payment of Cash Interest on Notes.

For any Interest Payment Date other than the stated maturity of the Notes, if as of the Determination Date immediately preceding such Interest Payment Date there is a Specified Cash Payment Event, the Cash Interest payable in respect of the Notes on such Interest Payment Date shall instead be payable entirely in PIK Interest in respect of the Notes and will be added to the PIK Interest in respect of the Notes otherwise payable on such Interest Payment Date.  For purposes of this Section 2.21, the terms “Interest Payment Date”, “Cash Interest” and “PIK Interest” shall have the meanings assigned thereto in the Indenture as in effect on the date hereof.

ARTICLE 3.         OBLIGATIONS AND POWERS OF COLLATERAL AGENT

SECTION 3.1       Appointment and Undertaking of the Collateral Agent.

(a)           Each Hedge Provider, each Bank Product Provider and each other Secured Party acting through its respective Secured Debt Representative hereby appoints the Collateral Agent to serve as collateral agent hereunder on the terms and conditions set forth herein.  Subject to, and in accordance with, this Agreement, the Collateral Agent will, as collateral agent, for the benefit solely and exclusively of the present and future Secured Parties, in accordance with the terms of this Agreement:

(1)           accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations hereunder and under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents;

(2)           take all lawful and commercially reasonable actions permitted under the Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(3)           deliver and receive notices pursuant to this Agreement and the Security Documents;

(4)           sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and its other interests, rights, powers and remedies;

(5)           remit as provided in Section 3.4 all cash proceeds received by the Collateral Agent from the collection, foreclosure or enforcement of its interest in the Collateral under the Security Documents or any of its other interests, rights, powers or remedies;

(6)           execute and deliver (i) amendments and supplements to the Security Documents as from time to time authorized pursuant to Section 7.1 accompanied by an Officers’ Certificate to the effect that the amendment or supplement was permitted under Section 7.1 and (ii) acknowledgements of Intercreditor Joinders delivered pursuant to the definitions of “First Lien Debt,” “Second Lien Debt” and “Third Lien Debt” set forth herein and Section 3.9 and 7.20 hereof; and

(7)           release any Lien granted to it by any Security Document upon any Collateral if and as required by Section 3.2 or Article 4.

(b)           Each party to this Agreement acknowledges and consents to the undertaking of the Collateral Agent set forth in Section 3.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Agent.

(c)           Notwithstanding anything to the contrary contained in this Agreement, the Collateral Agent will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Collateral (other than actions as necessary to prove, protect or preserve the Liens securing the Secured Obligations) unless and until it shall have been directed in writing by an Act of Required Secured Parties and then only in accordance with the provisions of this Agreement.

(d)           Act or decline to act in connection with any enforcement of Liens as provided in Section 3.3

(e)           Notwithstanding anything to the contrary contained in this Agreement, no First Lien Representative, the Second Lien Administrative Agent or the Trustee may serve as Collateral Agent.  In addition,  notwithstanding anything to the contrary contained in this Agreement, neither the Borrower nor any of its Affiliates may serve as Collateral Agent.

SECTION 3.2       Release or Subordination of Liens.  The Collateral Agent will not release or subordinate any Lien of the Collateral Agent or consent to the release or subordination of any Lien of the Collateral Agent, except:

(a)           as directed by an Act of Required Secured Parties accompanied by an Officers’ Certificate to the effect that the release or subordination was permitted by each applicable Secured Debt Document;

(b)           as required by Article 4;

(c)           as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction;

(d)           for the subordination of the Second Liens to the First Liens; or

(e)           for the subordination of the Third Liens to the First Liens and the Second Liens.

SECTION 3.3       Enforcement of Liens.  If the Collateral Agent at any time receives written notice that any event has occurred that constitutes a default under any Secured Debt Document entitling the Collateral Agent to foreclose upon, collect or otherwise enforce its Liens under the Security Documents, the Collateral Agent will promptly deliver written notice thereof to each Secured Debt Representative.  Thereafter, the Collateral Agent may await direction by an Act of Required Secured Parties and will act, or decline to act, as directed by an Act of Required Secured Parties, in the exercise and enforcement of the Collateral Agent’s interests, rights, powers and remedies in respect of the Collateral or under the Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Agent will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required Secured Parties; provided, however, that, prior to the Discharge of First Lien

Obligations, upon expiration of the Second Lien Standstill Period, the Collateral Agent shall exercise or decline to exercise enforcement rights, powers and remedies under the Second Lien Security Documents as directed by the Required Second Lien Debtholders and as provided in Section 2.5 hereof unless the First Lien Secured Parties or a First Lien Representative shall have caused the Collateral Agent to commence and diligently pursue the exercise of rights and remedies with respect to all or any material portion of the Collateral; provided, further, however, that, after the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, upon expiration of the Third Lien Standstill Period, the Collateral Agent shall exercise or decline to exercise enforcement rights, powers and remedies under the Third Lien Security Documents as directed by the Required Third Lien Debtholders and as provided in Section 2.5 hereof unless the Second Lien Secured Parties or the Second Lien Administrative Agent shall have caused the Collateral Agent to commence and diligently pursue the exercise of rights and remedies with respect to all or any material portion of the Collateral.  Unless it has been directed to the contrary by an Act of Required Secured Parties, the Collateral Agent in any event may (but will not be obligated to) take or refrain from taking such action with respect to any default under any Secured Debt Document as it may deem advisable and in the best interest of the Secured Parties.

SECTION 3.4       Application of Proceeds.

(a)           The Collateral Agent will apply the proceeds of any collection, sale, foreclosure or other realization upon, or exercise of any right or remedy with respect to, any Collateral and the proceeds thereof, and the proceeds of any title insurance or other insurance policy required under any First Lien Document, Second Lien Document or Third Lien Document or otherwise covering the Collateral in the following order of application:

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Agent’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Collateral Agent or any co-trustee or agent of the Collateral Agent in connection with any Security Document (including, but not limited to, indemnification obligations that are then due and payable);

SECOND, to the repayment of obligations, other than the Secured Obligations, secured by a Permitted Prior Lien on the Collateral sold or realized upon to the extent that such other Lien has priority over the First Liens but only if such obligation is discharged (in whole or in part) in connection with such sale;

THIRD, to the Revolving Agent and the respective Bank Product Providers in respect of Revolving Credit Obligations, for application to the payment of all such outstanding First Lien Debt under the Revolving Credit Agreement and any such other First Lien Obligations (including any Applicable Prepayment Premium (as defined in the Revolving Credit Agreement) and any Bank Product Obligations that are Revolving Credit Obligations but excluding any Hedging Obligations) arising in connection with the Revolving Credit Agreement that are then due and payable and so secured (for application in such order as may be provided in the Revolving Credit Agreement or other relevant First Lien Documents relating to the Revolving Credit Agreement) in an amount sufficient to pay in full in cash all such outstanding First Lien Debt under the Revolving

Credit Agreement and all other First Lien Obligations (including any Applicable Prepayment Premium (as defined in the Revolving Credit Agreement) and any Bank Product Obligations that are Revolving Credit Obligations but excluding any Hedging Obligations) arising in connection with the Revolving Credit Agreement that are then due and payable (including all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Revolving Credit Agreement, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 103% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the Revolving Credit Agreement) of all outstanding letters of credit constituting First Lien Debt under the Revolving Credit Agreement);

FOURTH, to the other respective First Lien Representatives not covered by clause THIRD above and the respective Hedge Providers and Bank Product Providers not covered by clause THIRD above, on a pro rata basis for each other Series of First Lien Debt and Hedging Obligations and Bank Product Obligations that are secured by such Collateral (or, where such Hedging Obligations or Bank Product Obligations are represented by a First Lien Representative, to such First Lien Representative on their behalf) for application to the payment of all such other outstanding First Lien Debt and any such other First Lien Obligations that are then due and payable and so secured (for application in such order as may be provided in the First Lien Documents applicable to the respective First Lien Obligations) in an amount sufficient to pay in full in cash all other outstanding First Lien Debt and all other First Lien Obligations that are then due and payable (including all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the First Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 103% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable First Lien Document) of all outstanding letters of credit constituting other First Lien Debt).  Notwithstanding the foregoing, amounts received from any Guarantor that is not an “Eligible Contract Participant” (as defined in the Commodity Exchange Act) shall not be applied to its First Lien Obligations that are Excluded Swap Obligations, but appropriate adjustments shall be made with respect to payments from other Grantors to preserve the allocation to First Lien Obligations otherwise set forth in this clause FOURTH;

FIFTH, to the Second Lien Administrative Agent on a pro rata basis for each Second Lien Secured Party for application to the payment of all outstanding Second Lien Debt and any other Second Lien Obligations that are so secured and then due and payable (for application in such order as may be provided in the Second Lien Documents applicable to the respective Second Lien Obligations) in an amount sufficient to pay in full in cash all outstanding Second Lien Debt and all other Second Lien Obligations that are then due and payable and so secured (including, to the extent legally permitted, all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Second Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding;

SIXTH to the Trustee on a pro rata basis for each Third Lien Secured Party for application to the payment of all outstanding Third Lien Debt and any other Third Lien Obligations that are so secured and then due and payable (for application in such order as may be provided in the Third Lien Documents applicable to the respective Third Lien Obligations) in an amount sufficient to pay in full in cash all outstanding Third Lien Debt and all other Third Lien Obligations that are then due and payable and so secured (including, to the extent legally permitted, all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Third Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding; and

SEVENTH, any surplus remaining after the payment in full in cash of amounts described in the preceding clauses will be paid to the Borrower or the applicable Grantor, as the case may be, its successors or assigns, or to such other Persons as may be entitled to such amounts under applicable law or as a court of competent jurisdiction may direct.

Notwithstanding the foregoing, if any Series of Secured Debt has released its Lien on any Collateral as described below in Section 4.4, then such Series of Secured Debt and any related Secured Obligations of that Series of Secured Debt thereafter shall not be entitled to share in the proceeds of any Collateral so released by that Series of Secured Debt.

(b)           At any time prior to the Discharge of First Lien Obligations, if the Second Lien Administrative Agent, any Second Lien Secured Party, the Trustee or any Third Lien Secured Party collects or receives any proceeds of such foreclosure, collection or other enforcement, proceeds of any title or other insurance and any proceeds subject to Liens that have been avoided or otherwise invalidated that should have been applied to the payment of the First Lien Obligations in accordance with Section 3.4(a) above, whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, the Second Lien Administrative Agent, such Second Lien Secured Party, the Trustee or such Third Lien Secured Party, as the case may be, will forthwith deliver and pay over the same to the Collateral Agent, for the account of the First Lien Secured Parties, to be applied in accordance with Section 3.4(a).  Until so delivered, such proceeds shall be segregated and will be held by the Second Lien Administrative Agent, that Second Lien Secured Party, the Trustee or that Third Lien Secured Party, as the case may be, for the benefit of the First Lien Secured Parties.

(c)           At any time following the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, if the Trustee or any Third Lien Secured Party collects or receives any proceeds of such foreclosure, collection or other enforcement, proceeds of any title or other insurance and any proceeds subject to Liens that have been avoided or otherwise invalidated that should have been applied to the payment of the Second Lien Obligations in accordance with Section 3.4(a) above, whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, the Trustee or such Third Lien Secured Party, as the case may be, will forthwith deliver and pay over the same to the Collateral Agent, for the account of the Second Lien Secured Parties to be applied in accordance with

Section 3.4(a).  Until so delivered, such proceeds shall be segregated and will be held by the Trustee or that Third Lien Secured Party, as the case may be, for the benefit of the Second Lien Secured Parties.

(d)           This Section 3.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future holder of Secured Obligations, each present and future Secured Debt Representative and the Collateral Agent as holder of First Liens, Second Liens and Third Liens.  Any Secured Debt Representative referred to in clause (3) of the definition of “First Lien Debt”, clause (2) of the definition of “Second Lien Debt” or clause (2) of the definition of “Third Lien Debt” that is not already a party to this Agreement will be required to deliver an Intercreditor Joinder at the time of applicable refinancing referred to therein.

(e)           In connection with the application of proceeds pursuant to Section 3.4(a), except as otherwise directed by an Act of Required Secured Parties, the Collateral Agent may sell any non-cash proceeds in accordance with applicable law for cash prior to the application of the proceeds thereof.

(f)            In making the determinations and allocations in accordance with Section 3.4(a), the Collateral Agent may conclusively rely absent manifest error upon (i) information supplied by the applicable First Lien Representative, Hedge Provider or Bank Product Provider as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective First Lien Debt and any other First Lien Obligations and the amount of any “settlement amount” (or similar term) of any Hedge Agreements included in the First Lien Obligations, (ii) information supplied by the Second Lien Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Second Lien Debt and any other Second Lien Obligations and (iii) information supplied by the Trustee as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Third Lien Debt and any other Third Lien Obligations.  In calculating the amount of Secured Obligations owed to any Hedge Provider, the Secured Obligations owed to such Hedge Provider shall be determined by the relevant Hedge Provider in accordance with the terms of the relevant Hedge Agreement (including any legally enforceable netting required by the terms of such Hedge Agreement).

SECTION 3.5       Powers of the Collateral Agent.

(a)           The Collateral Agent is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Security Documents and applicable law and in equity and to act as set forth in this Article 3 or, subject to the other provisions of this Agreement, as requested in any lawful directions given to it from time to time in respect of any matter by an Act of Required Secured Parties.

(b)           No Secured Debt Representative or Secured Party (other than the Collateral Agent) will have any liability whatsoever for any act or omission of the Collateral Agent.

SECTION 3.6       Documents and Communications.  The Collateral Agent will permit each Secured Funded Debt Representative and each Secured Party upon reasonable written notice from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Agent in its capacity as such.

SECTION 3.7       For Sole and Exclusive Benefit of the Secured Parties.  The Collateral Agent will accept, hold, administer and enforce all Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Agent solely and exclusively for the benefit of the present and future holders of present and future Secured Obligations, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.4.

SECTION 3.8       [Reserved].

SECTION 3.9       Hedging Obligations and Bank Product Obligations.

(a)           The Collateral Agent will, as collateral agent hereunder, also perform its undertakings set forth in Section 3.1(a) with respect to any Hedging Obligations under a Hedge Agreement or Bank Product Obligations under an agreement giving rise to Bank Product Obligations that is incurred after the date hereof if:

(1)           such Hedge Agreement or agreement giving rise to Bank Product Obligations is identified in accordance with the procedures set forth in Section 3.9(b); and

(2)           the Hedge Provider or Bank Product Provider, as applicable, identified pursuant to Section 3.9(b) signs an Intercreditor Joinder and delivers the same to the Collateral Agent (it being understood and agreed that only one Intercreditor Joinder will be required for each master agreement and that separate Intercreditor Joinders will not be required for each Swap Transaction thereunder).

(b)           Each time the Borrower enters into any Interest Rate Agreement or Currency Agreement that the Borrower desires to designate as a Hedge Agreement or any agreement giving rise to Bank Product Obligations, the Borrower shall deliver to the Collateral Agent an Additional Secured Obligations Designation (it being understood and agreed that only one Additional Secured Obligations Designation will be required for each master agreement and that separate Additional Secured Obligations Designations will not be required for each Swap Transaction thereunder) that:

(1)           states that the Borrower or another Grantor intends to incur such Hedging Obligations or Bank Product Obligations, as applicable, which will be (as specified in such Additional Secured Obligation Designation) First Lien Obligations, and that no Secured Debt Document prohibits the incurrence thereof or prohibits such Hedging Obligations or Bank Product Obligations to be secured by a First Lien equally and ratably with all previously existing and future First Lien Obligations;

(2)           specifies the name and address of the relevant Hedge Provider or Bank Product Provider and identifies the Hedge Agreement or agreement giving rise to Bank Product Obligations, as applicable;

(3)           states that the Borrower and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that such Hedging Obligations or Bank Product Obligations are secured by the Collateral in accordance with the Security Documents;

(4)           attaches as Exhibit 1 to such Additional Secured Obligation Designation a Reaffirmation Agreement in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement, which Reaffirmation Agreement has been duly executed by the Borrower and each other Grantor and Guarantor; and

(5)           states that the Borrower has caused a copy of the Additional Secured Obligation Designation and the related Intercreditor Joinder to be delivered to each then existing Secured Debt Representative.

Although the Borrower shall be required to deliver a copy of each Additional Secured Obligation Designation and each Intercreditor Joinder to each then existing Secured Debt Representative, the failure to so deliver a copy of the Additional Secured Obligation Designation and/or Intercreditor Joinder to any then existing Secured Debt Representative shall not affect the status of such obligations as Secured Obligations if the other requirements of this Section 3.9 are complied with.  Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Borrower or any other Grantor to incur additional Obligations or Liens or enter into any Swap Transactions if prohibited by the terms of any Secured Debt Document.

(c)           With respect to any Hedging Obligations or Bank Product Obligations incurred after the date hereof, the Borrower and each of the other Grantors agrees to take such actions (if any) as may from time to time reasonably be requested by the Collateral Agent, the applicable Hedge Provider or Bank Product Provider, any First Lien Representative or any Act of Required Secured Parties, and enter into such amendments, modifications and/or supplements to the then existing Guarantees and Security Documents (or execute and deliver such additional Security Documents) as may from time to time be reasonably requested by such Persons (including as contemplated by clause (d) below), to ensure that the Hedging Obligations or Bank Product Obligations incurred after the date hereof are secured by, and entitled to the benefits of, the relevant Security Documents, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Collateral Agent to enter into, any such amendments, modifications and/or supplements (and additional Security Documents).  The Borrower and each Grantor hereby further agree that if there are any recording, filing or other similar fees or taxes payable in connection with any of the actions to be taken pursuant to this Section 3.9(c) or Section 3.9(d) all such amounts shall be paid by, and shall be for the account of, the Borrower and the respective Grantors, on a joint and several basis.

(d)           Without limitation of the foregoing, the Borrower and each of the other Grantors agrees to take the following actions with respect to any real property Collateral with respect to all Hedge Agreements and Swap Transactions thereunder and all agreements giving rise to Bank Product Obligations, in each case hereafter entered into in the event that any Mortgage with respect to any Mortgaged Property would not be valid and enforceable and/or the priority of the liens evidenced by, or the continuing validity, enforceability and/or priority of the Lien of such Mortgages as security for, the First Lien Obligations would be changed by reason of such Hedge Agreement or Swap Transaction or agreement giving rise to Bank Product Obligations:

(1)           the Borrower or the applicable Grantor shall enter into, and deliver to the Collateral Agent, a mortgage modification or new mortgage or deed of trust with regard to each real property owned by the Borrower or the applicable Grantor subject to a mortgage or deed of trust as security for any Secured Obligations (each such mortgage or deed of trust a “Hedge Mortgage” and each such property a “Hedge Mortgaged Property” which, if necessary to continue the validity or enforceability and/or to maintain the same priority of the existing Mortgage(s) for the other First Lien Obligations with respect to such Hedge Mortgaged Property, may be a subordinate lien mortgage with respect to such Hedge Agreement and Swap Transactions and agreement giving rise to Bank Product Obligations, with such changes as may be required to account for local law matters) at the time of such incurrence, in proper form for recording in all applicable jurisdictions, in a form and substance reasonably satisfactory to the Collateral Agent and the Controlling Representative along with payment of all filing and recording taxes, documentary stamp taxes, and similar taxes, charges, and fees, if any, necessary for filing or recording in the recording office of each jurisdiction where such real property to be encumbered thereby is situated (such Mortgage or mortgage modification, the “Hedge Modification”);

(2)           the applicable Grantor shall deliver a favorable opinion of appropriate local counsel, addressed to the Controlling Representative, the Collateral Agent and the other Secured Parties, in form and substance reasonably satisfactory to the Controlling Representative;

(3)           the applicable Grantor shall have caused a title company reasonably acceptable to the Controlling Representative to have delivered to the Controlling Representative and the Collateral Agent a title insurance policy (or, as applicable, an endorsement to each title insurance policy previously delivered to the Collateral Agent with respect to the Mortgage or Mortgages for the other First Lien  Obligations), date down(s) or other evidence reasonably satisfactory to the Controlling Representative and/or the Collateral Agent (each such delivery, a “Hedge Title Datedown Product”) in each case (i) insuring that the validity, enforceability and priority of the liens with respect to, or the continuing validity, enforceability and priority of the Lien of the mortgages as security for, the Hedging Obligations, the Bank Product Obligations and any other First Lien Obligations has not changed and, if a new Mortgage is entered into, that the Lien of such new Mortgage securing the Hedging Obligations, the Bank Product Obligations and any other First Lien Obligations then being incurred shall be enforceable and have the same priority as any existing Mortgage securing then existing Hedging Obligations, Bank Product Obligations and any other First Lien Obligations, (ii) confirming and/or insuring that since the later of the original date of such title insurance product and the date of the Hedge Title Datedown Product delivered most recently prior to (and not in connection with) such additional hedging obligations there has been no change in the condition of title and (iii) there are no intervening liens or encumbrances which may then or thereafter take priority over the Lien of the applicable Mortgage(s), in each case other than with respect to Liens permitted by each Secured Debt Document (without adding any additional exclusions or exceptions to coverage); and

(4)           the applicable Grantor shall, upon the request of the Controlling Representative and/or the Collateral Agent, deliver to the approved title company, the Collateral Agent, the Controlling Representative and/or all other relevant third parties all other items reasonably necessary to (i) record a Hedge Modification, (ii) issue a Hedge Title Datedown Product and (iii) create, perfect or preserve the validity, enforceability and priority of the Lien of the mortgage(s) as set forth above and contemplated hereby and by the Secured Obligations Documents.

In the event that the applicable Grantor is unable to satisfy the obligations set forth in clause (3) above with respect to the obligations in sub-clause (i) thereof and clause (4) above with respect to the obligations in sub-clauses (ii) and (iii) thereof, then, and only to the extent that the applicable Grantor is unable to so comply with such sub-clauses, the applicable Grantor shall be required to (w) deliver a new Hedge Mortgage (with such changes as may be required to account for local law matters) with respect to such Hedge Mortgaged Property (which, if necessary to continue the validity or enforceability and/or to maintain the same priority of the existing Mortgage with respect to each such Hedge Mortgaged Property, may be a subordinate lien mortgage with respect to such Hedge Agreement or Swap Transaction or agreement giving rise to Bank Product Obligations (with such changes as may be required to account for local law matters) and shall otherwise comply with the provisions of clause (1) above, (x) comply with the provisions of clause (2) and (y) deliver to the approved title company, the Collateral Agent, the Controlling Representative and/or all other relevant third parties all other items reasonably necessary to record the new Hedge Mortgage.

ARTICLE 4.         OBLIGATIONS ENFORCEABLE BY THE BORROWER AND THE OTHER GRANTORS

SECTION 4.1       Release of Liens on Collateral.

(a)           The Collateral Agent’s Liens upon the Collateral will be released in any of the following circumstances:

(1)           in whole, upon (A) payment in full in cash and discharge of all outstanding Secured Debt and all other Secured Obligations that are outstanding, due and payable at the time all of the Secured Debt is paid in full in cash and discharged (or, in the case of Hedging Obligations, the cash collateralization of all such Hedging Obligations (or other arrangements with respect to all such Hedging Obligations) on terms reasonably satisfactory to each applicable counterparty, and the expiration and termination of all outstanding transactions under Hedging Agreements (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time)) and (B) termination or expiration of all commitments to extend credit under all Secured Debt Documents and the cancellation or termination, cash collateralization (at the lower of (1) 103% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Secured Debt Documents) of all outstanding letters of credit issued pursuant to any Secured Debt Documents or the issuance of a back to back letter of credit in favor of the issuer of any such outstanding letter of credit in an amount equal to the amount described in the parenthetical clause above and issued by a financial institution reasonably acceptable to such issuer;

(2)           as to any Collateral that is sold, transferred or otherwise disposed of by the Borrower or any other Grantor to a Person that is not (either before or after such sale, transfer or disposition) the Borrower or a Subsidiary of the Borrower in a transaction or other circumstance that complies with and is permitted by all of the Secured Debt Documents, at the time of such sale, transfer or other disposition or to the extent of the interest sold, transferred or otherwise disposed of; provided, that the Collateral Agent’s Liens upon the Collateral will not be released if the sale or disposition is subject to Section 4.06 or Section 5.01 of the Indenture unless the Borrower has complied with the procedures and requirements in connection therewith set forth in the Indenture;

(3)           as to a release of less than all or substantially all of the Collateral (other than pursuant to clause (2) above), if (A) consent to the release of all First Liens (or, at any time after the Discharge of First Lien Obligations and prior to the Discharge of Second Lien Obligations, the Second Liens, or at any time after both the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, the Third Liens) on such Collateral has been given by an Act of Required Secured Parties and consent to the release of all Second Liens on such Collateral has been given by the Required Second Lien Debtholders or (B) the First Liens (or, at any time after the Discharge of First Lien Obligations and prior to the Discharge of Second Lien Obligations, the Second Liens, or at any time after both the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, the Third Liens) on such Collateral have been automatically released pursuant to the First Lien Documents (or, at any time after the Discharge of First Lien Obligations and prior to the Discharge of Second Lien Obligations, the Second Lien Documents, or at any time after both the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, the Third Lien Documents) and the Second Liens on such Collateral have been automatically released pursuant to the Second Lien Documents; provided, that this clause (3) shall not apply to (i) Discharge of First Lien Obligations upon payment in full thereof or Discharge of Second Lien Obligations upon payment in full thereof or (ii) sales or dispositions subject to Section 4.06 of the Indenture unless the Borrower has complied with the procedures and requirements in connection therewith set forth in the Indenture;

(4)           as to a release of all or substantially all of the Collateral (other than pursuant to clause (1) above), if (A) consent to release of that Collateral has been given by the requisite percentage or number of holders of each Series of Secured Debt at the time outstanding as provided for in the applicable Secured Debt Documents and (B) the Borrower has delivered an Officers’ Certificate to the Collateral Agent certifying that any such necessary consents have been obtained;

(5)           if any Guarantor is released from its obligations under each of the Second Lien Documents, then the Second Liens on such Collateral and the obligations of such Guarantor under its Guarantee of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released;

(6)           if any Guarantor is released from its obligations under each of the Third Lien Documents, then the Third Liens on such Collateral and the obligations of such Guarantor under its Guarantee of the Third Lien Obligations, shall be automatically, unconditionally and simultaneously released;

(7)           notwithstanding any of the foregoing, if the Collateral Agent is exercising its rights or remedies with respect to the Collateral under the First Lien Security Documents pursuant to an Act of Required Secured Parties, and the Collateral Agent releases any of the First Liens on any part of the Collateral or any Guarantor is released from its obligations under its Guarantee of the First Lien Obligations in connection therewith, then the Second Liens and the Third Liens on such Collateral and the obligations of such Guarantor under its Guarantee of the Second Lien Obligations and the Third Lien Obligations, shall be automatically, unconditionally and simultaneously released.  If in connection with any exercise of rights and remedies by the Collateral Agent under the First Lien Security Documents pursuant to an Act of Required Secured Parties, the equity interests of any Person are foreclosed upon or otherwise disposed of and the Collateral Agent releases First Liens on the property or assets of such Person then the Second Liens and the Third Liens with respect to the property or assets of such Person will be concurrently and automatically released to the same extent as the First Liens on such property or assets are released; provided, however, that the release of the Second Liens and the Third Liens on Collateral pursuant to this paragraph (7) shall not occur with respect to any Collateral, the net cash proceeds of the disposition of which will not be applied to repay (and, to the extent applicable, to reduce permanently commitments with respect to) the First Lien Obligations without the consent of the Second Lien Administrative Agent or the Trustee, as the case may be; and

(8)           notwithstanding any of the foregoing, if the Collateral Agent is exercising its rights or remedies with respect to the Collateral under the Second Lien Security Documents pursuant to an Act of Required Secured Parties, and the Collateral Agent releases any of the Second Liens on any part of the Collateral or any Guarantor is released from its obligations under its Guarantee of the Second Lien Obligations in connection therewith, then the Third Liens on such Collateral and the obligations of such Guarantor under its Guarantee of the Third Lien Obligations, shall be automatically, unconditionally and simultaneously released.  If in connection with any exercise of rights and remedies by the Collateral Agent under the Second Lien Security Documents pursuant to an Act of Required Secured Parties, the equity interests of any Person are foreclosed upon or otherwise disposed of and the Collateral Agent releases Second Liens on the property or assets of such Person then the Third Liens with respect to the property or assets of such Person will be concurrently and automatically released to the same extent as the Second Liens on such property or assets are released; provided, however, that the release of the Third Liens on Collateral pursuant to this paragraph (8) shall not occur with respect to any Collateral, the net cash proceeds of the disposition of which will not be applied to repay (and, to the extent applicable, to reduce permanently commitments with respect to) the Second Lien Obligations without the consent of the Trustee.

(b)           The Collateral Agent agrees for the benefit of the Borrower and the other Grantors that if the Collateral Agent at any time receives:

(1)           an Officers’ Certificate stating that (A) the signing officer has read Article 4 of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Secured Debt Documents, if any, relating to the release of the Collateral have been complied with and (C) in the opinion of such officer, such conditions precedent, if any, have been complied with;

(2)           the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable; and

(3)           prior to the Discharge of First Lien Obligations, the written confirmation of each First Lien Representative (or, at any time after the Discharge of First Lien Obligations and prior to the Discharge of Second Lien Obligations, the Second Lien Administrative Agent, or at any time after both the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, the Trustee) (such confirmation to be given following receipt of, and based solely on, the Officers’ Certificate described in clause (1) above) that, in its view, such release is permitted by Section 4.1(a) and the respective Secured Debt Documents governing the Secured Obligations the holders of which such Secured Debt Representative represents;

then the Collateral Agent will execute (with such acknowledgements and/or notarizations as are required) and deliver such release to the Borrower or other applicable Grantor on or before the later of (x) the date specified in such request for such release and (y) the fifth Business Day after the date of receipt of the items required by this Section 4.1(b) by the Collateral Agent.

(c)           The Collateral Agent hereby agrees that:

(1)           in the case of any release pursuant to clause (2) of Section 4.1(a), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of the Borrower or other applicable Grantor, the Collateral Agent will either (A) be present at and deliver the release at the closing of such transaction or (B) deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release; and

(2)           at any time when a Secured Debt Default under a Series of Secured Debt that constitutes Second Lien Debt or Third Lien Debt has occurred and is continuing, within one Business Day of the receipt by it of any Act of Required Secured Parties pursuant to Section 4.1(a)(3), the Collateral Agent will deliver a copy of such Act of Required Secured Parties to each Secured Debt Representative.

(d)           Each Secured Debt Representative hereby agrees that:

(1)           as soon as reasonably practicable after receipt of an Officers’ Certificate from the Borrower pursuant to Section 4.1(b)(1) it will, to the extent required by such Section, either provide (A) the written confirmation required by Section 4.1(b)(3), (B) a written statement that such release is not permitted by Section 4.1(a) or (C) a request for further information from the Borrower reasonably necessary to determine whether the proposed release is permitted by Section 4.1(a) and after receipt of such information such Secured Debt Representative will as soon as reasonably practicable either provide the written confirmation or statement required pursuant to clause (A) or (B), as applicable; and

(2)           within two Business Days of the receipt by it of any notice from the Collateral Agent pursuant to Section 4.1(c)(2), such Secured Debt Representative will deliver a copy of such notice to each registered holder of the Series of Secured Debt for which it acts as Secured Debt Representative.

SECTION 4.2       Delivery of Copies to Secured Debt Representatives.  The Borrower will deliver to each Secured Debt Representative a copy of each Officers’ Certificate delivered to the Collateral Agent pursuant to Section 4.1(b), together with copies of all documents delivered to the Collateral Agent with such Officers’ Certificate.  The Secured Debt Representatives will not be obligated to take notice thereof or to act thereon, subject to Section 4.1(d).

SECTION 4.3       Collateral Agent not Required to Serve, File or Record.  The Collateral Agent is not required to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral; provided, however, that if the Borrower or any other Grantor shall make a written demand for a termination statement under Section 9-513(c) of the UCC, the Collateral Agent shall comply with the written request of such Borrower or Grantor to comply with the requirements of such UCC provision; provided, further, that the Collateral Agent must first confirm with the Secured Debt Representatives that the requirements of such UCC provisions have been satisfied.

SECTION 4.4       Release of Liens in Respect of any Series of Secured Debt.

(a)           Release of Liens in Respect of the Notes.  In addition to any release pursuant to Section 4.1 hereof, the Collateral Agent’s Third Lien will no longer secure the Notes outstanding under the Indenture or any other Obligations under the Indenture, and the right of the holders of the Notes and such Obligations to the benefits and proceeds of the Collateral Agent’s Third Lien on the Collateral will terminate and be discharged:

(1)           upon satisfaction and discharge of the Indenture as set forth under Section 8.01(a) of the Indenture;

(2)           upon the exercise of the legal defeasance option or covenant defeasance option (each as defined under the Indenture) of the Notes as set forth under Section 8.01(b) of the Indenture;

(3)           upon payment in full in cash and discharge of all Notes outstanding under the Indenture and all Obligations that are outstanding, due and payable under the Indenture at the time the Notes are paid in full in cash and discharged; or

(4)           in whole or in part, with the consent of the holders of the requisite percentage of Notes in accordance with Article 9 of the Indenture.

(b)           Release of Liens in Respect of any Series of Secured Debt other than the Notes.  In addition to any release pursuant to Section 4.1 hereof, as to any Series of First Lien Debt, the Collateral Agent’s First Lien will no longer secure such Series of First Lien Debt if the requirements of a Discharge of First Lien Obligations are satisfied with respect to such Series of First Lien Debt and all First Lien Obligations related thereto.  In addition to any release pursuant to Section 4.1 hereof, as to the Second Lien Debt, the Collateral Agent’s Second Lien will no longer secure such Second Lien Debt if the requirements of a Discharge of Second Lien Obligations are satisfied with respect to such Second Lien Debt and all Second Lien Obligations related thereto.  In addition to any release pursuant to Section 4.1 hereof, as to any Third Lien Debt that refinances the Notes in whole, the Collateral Agent’s Third Lien will no longer secure such Third Lien Debt if such Third Lien Debt has been paid in full in cash, all commitments to extend credit in respect of such Third Lien Debt have been terminated and all other Third Lien Obligations related thereto that are outstanding and unpaid at the time such Third Lien Debt is paid are also paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).

ARTICLE 5.         IMMUNITIES OF THE COLLATERAL AGENT

SECTION 5.1       No Implied Duty.  The Collateral Agent will not have any fiduciary duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Security Documents.  The Collateral Agent will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Security Documents.

SECTION 5.2       Appointment of Agents and Advisors.  The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

SECTION 5.3       Other Agreements.  The Collateral Agent has accepted its appointment as Collateral Agent hereunder and is bound by the Security Documents executed by the Collateral Agent as of the date of this Agreement and, as directed by an Act of Required

Secured Parties, the Collateral Agent shall execute additional Security Documents delivered to it after the date of this Agreement; provided, however, that such additional Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Agent.  The Collateral Agent will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Secured Debt (other than this Agreement and the other Security Documents to which it is a party).

SECTION 5.4       Solicitation of Instructions.

(a)           The Collateral Agent may at any time solicit written confirmatory instructions, in the form of an Act of Required Secured Parties, an Officers’ Certificate or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Security Documents.

(b)           No written direction given to the Collateral Agent by an Act of Required Secured Parties that in the sole judgment of the Collateral Agent imposes, purports to impose or might reasonably be expected to impose upon the Collateral Agent any obligation or liability not set forth in or arising under this Agreement and the other Security Documents will be binding upon the Collateral Agent unless the Collateral Agent elects, at its sole option, to accept such direction.

SECTION 5.5       Limitation of Liability.  The Collateral Agent will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its own gross negligence, bad faith or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.

SECTION 5.6       Documents in Satisfactory Form.  The Collateral Agent will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.

SECTION 5.7       Entitled to Rely.  The Collateral Agent may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Borrower or any other Grantor in compliance with the provisions of this Agreement or delivered to it by any Secured Debt Representative as to the Secured Parties for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof.  The Collateral Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Security Documents has been duly authorized to do so.  To the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Agent in respect of any matter, the Collateral Agent may rely conclusively on Officers’ Certificate or opinion of counsel as to such matter and such Officers’

Certificate or opinion of counsel shall be full warranty and protection to the Collateral Agent for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Security Documents.

SECTION 5.8       Secured Debt Default.  The Collateral Agent will not be required to inquire as to the occurrence or absence of any Secured Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Secured Debt Default unless and until it is directed by an Act of Required Secured Parties.

SECTION 5.9       Actions by Collateral Agent.  As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Agent will act or refrain from acting as directed by an Act of Required Secured Parties and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the Secured Parties.

SECTION 5.10     Security or Indemnity in favor of the Collateral Agent.  The Collateral Agent will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

SECTION 5.11     Rights of the Collateral Agent.  In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any Secured Debt Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such Secured Debt Document.  In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the Secured Debt Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Agent and the terms of this Agreement or any of the Secured Debt Documents do not unambiguously mandate the action the Collateral Agent is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Agent is in doubt as to what action it is required to take or not to take hereunder or under the Secured Debt Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

SECTION 5.12     Limitations on Duty of Collateral Agent in Respect of Collateral.

(a)           Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto.  The Collateral Agent will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Agent will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith.

(b)           Except as provided in Section 5.12(a), the Collateral Agent will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct (as determined by a final, non-appealable judgment of a court of competent jurisdiction) on the part of the Collateral Agent, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.  The Collateral Agent hereby disclaims any representation or warranty to the current and future holders of the Secured Obligations concerning the perfection of the security interests granted to it or in the value of any Collateral.

SECTION 5.13     Assumption of Rights, Not Assumption of Duties.  Notwithstanding anything to the contrary contained herein:

(1)           each of the parties thereto will remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not be executed;

(2)           the exercise by the Collateral Agent of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Security Documents; and

(3)           the Collateral Agent will not be obligated to perform any of the obligations or duties of any of the parties to the Security Documents other than the Collateral Agent.

SECTION 5.14     No Liability for Clean Up of Hazardous Materials.  In the event that the Collateral Agent is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Agent’s sole discretion may cause the Collateral Agent to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Agent to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Agent reserves the right, instead of taking such action, either to resign as Collateral Agent or to arrange for the transfer of the title or control of the asset to a court appointed receiver.  The Collateral Agent will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

SECTION 5.15     Special Provisions Relating to Cash Collateral.

(a)           As permitted by Section 5.2, the Collateral Agent hereby appoints the Revolving Agent as its agent with respect to all Cash Collateral now or hereafter in the possession or control (within the meaning of Section 9-104 of the UCC) of the Revolving Agent and the Revolving Agent hereby accepts such appointment.   It is understood and agreed that prior to the Discharge of Revolving Credit Obligations, the Revolving Agent and not the Collateral Agent shall have control (within the meaning of Section 9-104 of the UCC) over all Cash Collateral constituting Collateral but that the Revolving Agent shall hold such control as agent for the Collateral Agent in order to perfect each of the Liens of the Collateral Agent.  As permitted by Section 5.2, the Collateral Agent hereby appoints the Revolving Agent as its agent with respect to all assignments of Government Contracts of each Grantor pursuant to the Assignment of Claims Act or similar applicable laws and the Revolving Agent hereby accepts such appointment.  It is understood and agreed that prior to the Discharge of Revolving Credit Obligations, any assignments of Government Contracts of any Grantor pursuant to the Assignment of Claims Act or similar applicable laws shall be made in favor of the Revolving Agent and not the Collateral Agent but that the Revolving Agent shall hold such assignments as agent for the Collateral Agent in order to effect the purposes of the Security Documents.

(b)           The Revolving Agent shall not have any fiduciary obligations to the Collateral Agent or the other Secured Parties by virtue of its role as agent of the Collateral Agent hereunder and each other Secured Party hereby waives and releases the Revolving Agent from any and all claims and liabilities arising pursuant to the Revolving Agent’s role under this Section 5.15 (other than a breach by the Revolving Agent of the express terms of this Section 5.15).  Prior to the Discharge of Revolving Credit Obligations, the provisions of this Article 5 applicable to the Collateral Agent shall also be applicable to the Revolving Agent with respect to Cash Collateral.

(c)           So long as no event of default has been declared under the Revolving Credit Agreement by the Revolving Agent and is continuing and prior to the Discharge of Revolving Credit Obligations, the Revolving Agent may take the actions with respect to Cash Collateral specified in clause (b) of the definition of Permitted Revolver Actions.

(d)           If at any time the Collateral Agent acting pursuant to an Act of Required Secured Parties shall direct Revolving Agent in writing to exercise control over, and/or to cause the withdrawal of funds in any deposit account or to hand over any Cash Collateral to the Collateral Agent for application pursuant to Section 3.4, the Revolving Agent shall so comply with such direction.  Any Cash Collateral received by the Collateral Agent from the Revolving Agent shall be applied by the Collateral Agent in accordance with Section 3.4.

(e)           Upon the Discharge of Revolving Credit Obligations, the Revolving Agent shall deliver the remaining Cash Collateral in its possession (if any) to the Collateral Agent and shall, at the Grantors’ expense, cooperate with the Collateral Agent to ensure that the Collateral Agent shall obtain control (within the meaning of Section 9-104 of the UCC) over any deposit accounts included in the Cash Collateral.

ARTICLE 6.         RESIGNATION AND REMOVAL OF THE COLLATERAL AGENT

SECTION 6.1       Resignation or Removal of Collateral Agent.  Subject to the appointment of a successor Collateral Agent as provided in Section 6.2 and the acceptance of such appointment by the successor Collateral Agent:

(a)           the Collateral Agent may resign at any time by giving not less than 30 days’ notice of resignation to each Secured Debt Representative and the Borrower; and

(b)           the Collateral Agent may be removed at any time, with or without cause, by an Act of Required Secured Parties.

SECTION 6.2       Appointment of Successor Collateral Agent.  Upon any such resignation or removal, a successor Collateral Agent may be appointed, after consultation with the Borrower (unless a Secured Debt Default has occurred and is continuing), by an Act of Required Secured Parties.  If no successor Collateral Agent has been so appointed and accepted such appointment within 30 days after the predecessor Collateral Agent gave notice of resignation or was removed, the retiring Collateral Agent may (at the expense of the Borrower), at its option, appoint a successor Collateral Agent, or petition a court of competent jurisdiction for appointment of a successor Collateral Agent, which must be a bank or trust company:

(1)           authorized to exercise corporate trust powers;

(2)           having a combined capital and surplus of at least $500,000,000; and

(3)           that is not a Secured Debt Representative, the Borrower or an Affiliate of the Borrower.

The Collateral Agent will fulfill its obligations hereunder until a successor Collateral Agent meeting the requirements of this Section 6.2 has accepted its appointment as Collateral Agent and the provisions of Section 6.3 have been satisfied.

SECTION 6.3       Succession.  When the Person so appointed as successor Collateral Agent accepts such appointment:

(1)           such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Agent, and the predecessor Collateral Agent will be discharged from its duties and obligations hereunder; and

(2)           the predecessor Collateral Agent will (at the expense of the Borrower) promptly transfer all Liens and collateral security within its possession or control to the possession or control of the successor Collateral Agent and will execute instruments and assignments as may be necessary or desirable or reasonably requested by the successor Collateral Agent to transfer to the successor Collateral Agent all Liens, interests, rights, powers and remedies of the predecessor Collateral Agent in respect of the Security Documents.

Thereafter the predecessor Collateral Agent will remain entitled to enforce the immunities granted to it in Article 5 and the provisions of Sections 7.10 and 7.11.

SECTION 6.4       Merger, Conversion or Consolidation of Collateral Agent.  Any Person into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any Person succeeding to the business of the Collateral Agent shall be the successor of the Collateral Agent pursuant to Section 6.3; provided that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (1) through (3) of Section 6.2 and (ii) prior to any such merger, conversion or consolidation, the Collateral Agent shall have notified the Borrower, each First Lien Representative, the Second Lien Administrative Agent and the Trustee thereof in writing.

ARTICLE 7.         MISCELLANEOUS PROVISIONS

SECTION 7.1       Amendment.

(a)           No amendment, waiver or supplement to the provisions of any Security Document (other than this Agreement) will be effective without the approval of the Collateral Agent acting as directed by an Act of Required Secured Parties, except that:

(1)           any amendment, waiver or supplement that has the effect solely of:

(A)          adding or maintaining Collateral, securing additional Secured Obligations that are otherwise not prohibited by the terms of any Secured Debt Document to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the Collateral Agent therein; or

(B)          providing for the assumption of any Grantor’s obligations under any Secured Debt Document in the case of a merger or consolidation or sale of all or substantially all of the assets of such Grantor to the extent not prohibited by the terms of any Secured Debt Document;

will become effective when executed and delivered by the Borrower or any other applicable Grantor party thereto and the Collateral Agent;

(2)           no amendment, waiver or supplement that reduces, impairs or adversely affects the right of any Secured Party:

(A)          to vote its outstanding Secured Debt as to any matter described as subject to an Act of Required Secured Parties (or amends the provisions of this Section 7.1(a) (2) or the definitions of “Act of Required Secured Parties”, “Required Second Lien Debtholders”, “Required Third Lien Debtholders” or “Controlling Representative”);

(B)          to share in the order of application described in Section 3.4 in the proceeds of enforcement of or realization on any Collateral that has not been released in accordance with the provisions described in Section 4.1 or 4.4;

(C)          to require that Liens securing Secured Obligations be released only as set forth in the provisions described in Section 4.1 or 4.4; or

(D)          under this Section 7.1,

will become effective without the consent of the requisite percentage or number of holders of each Series of Secured Debt so affected under the applicable Secured Debt Documents; and

(3)           no amendment, waiver or supplement that imposes any obligation upon the Collateral Agent or any Secured Debt Representative or adversely affects the rights of the Collateral Agent or any Secured Debt Representative, respectively, in its capacity as such will become effective without the consent of the Collateral Agent or such Secured Debt Representative, respectively.

(b)           Notwithstanding Section 7.1(a) but subject to Sections 7.1(a)(2) and 7.1(a)(3):

(1)           any mortgage or other Security Document that secures Second Lien Obligations (but not First Lien Obligations) may be amended or supplemented with the approval of the Collateral Agent acting as directed in writing by the Required Second Lien Debtholders, unless such amendment or supplement would not be permitted under the terms of this Agreement or the other First Lien Documents;

(2)           any mortgage or other Security Document that secures Third Lien Obligations (but not First Lien Obligations or Second Lien Obligations) may be amended or supplemented with the approval of the Collateral Agent acting as directed in writing by the Required Third Lien Debtholders, unless such amendment or supplement would not be permitted under the terms of this Agreement, the other First Lien Documents or the other Second Lien Documents;

(3)           any amendment or waiver of, or any consent under, any provision of any First Lien Security Document will apply automatically to any comparable provision of any comparable Second Lien Security Document and any comparable Third Lien Security Document without the consent of or notice to any Second Lien Secured Party or any Third Lien Secured Party and without any action by the Borrower or any other Grantor or any holder of notes or other Second Lien Secured Party or other Third Lien Secured Party;

(4)           any amendment or waiver of, or any consent under, any provision of any Second Lien Security Document will apply automatically to any comparable provision of any comparable Third Lien Security Document without the consent of or notice to any Third Lien Secured Party and without any action by the Borrower or any other Grantor or any holder of notes or other Third Lien Secured Party; and

(5)           any amendment or wavier of, or any consent under, this Agreement will require the written consent of the Collateral Agent (acting as directed by an Act of Required Secured Parties) and each of the Secured Debt Representatives.

(c)           The Collateral Agent will not enter into any amendment or supplement unless it has received an Officers’ Certificate to the effect that such amendment or supplement will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents.  Prior to executing any amendment or supplement pursuant to this Section 7.1, the Collateral Agent will be entitled to receive, upon request, an opinion of counsel of the Borrower to the effect that the execution of such document is authorized or permitted hereunder, and with respect to amendments adding Collateral, an opinion of counsel of the Borrower addressing customary creation and perfection, and if such additional Collateral consists of equity interests of any Person which equity interests constitute certificated securities, priority matters with respect to such additional Collateral (which opinion may be subject to customary assumptions and qualifications).

SECTION 7.2       Voting.  In connection with any matter under this Agreement requiring a vote of holders of Secured Debt, each Series of Secured Debt will cast its votes in accordance with the Secured Debt Documents governing such Series of Secured Debt.  The amount of Secured Debt to be voted by a Series of Secured Debt will equal (1) the aggregate principal amount of Secured Debt held by such Series of Secured Debt (including outstanding letters of credit whether or not then available or drawn), plus (2) other than in connection with an exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Funded Debt of such Series of Secured Debt.  Following and in accordance with the outcome of the applicable vote under its Secured Debt Documents, the Secured Debt Representative of each Series of Secured Debt will cast all of its votes under that Series of Secured Debt as a block in respect of any vote under this Agreement.

SECTION 7.3       Further Assurances; Insurance.

(a)           The Borrower and each of the other Grantors will do or cause to be done all acts and things that may be required, or that the Collateral Agent from time to time may reasonably request, to assure and confirm that the Collateral Agent holds, for the benefit of the Secured Parties, duly created and enforceable and perfected Liens upon the Collateral, (including any property or assets that are acquired or otherwise become, or are required by any Secured Debt Document to become, Collateral after the date hereof), in each case as contemplated by, and with the Lien priority required under, the Secured Debt Documents.

(b)           Upon the reasonable request of the Collateral Agent or any Secured Debt Representative at any time and from time to time, the Borrower and each of the other Grantors will promptly execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents, and take such other actions as may be reasonably required, or that the Collateral Agent may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Secured Debt Documents for the benefit of the Secured Parties.

(c)           Without limiting the provisions of the Secured Debt Documents, the Borrower and the other Grantors will:

(1)           keep their properties adequately insured at all times by financially sound and reputable insurers;

(2)           maintain such other insurance, to such extent and against such risks (and with such deductibles, retentions and exclusions), including fire and other risks insured against by extended coverage and coverage for acts of terrorism, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by them;

(3)           maintain such other insurance as may be required by law;

(4)           maintain title insurance on all real property Collateral owned by the Borrower or another Grantor insuring the Collateral Agent’s Liens on that property, subject only to Liens permitted under each of the Secured Debt Documents and other exceptions to title approved by the Collateral Agent; provided, that title insurance need only be maintained on any particular parcel of real property having a fair market value of less than $1,000,000 if and to the extent title insurance is maintained in respect of First Liens on that property; and

(5)           maintain such other insurance as may be required by the Secured Debt Documents.

(d)           Upon the request of the Collateral Agent, the Borrower and the other Grantors will furnish to the Collateral Agent full information as to their property and liability insurance carriers.

(e)           All insurance policies required by Sections 7.3(c) (except for the insurance described in Section 7.3(c)(3)) above will:

(1)           provide that, with respect to third party liability insurance, the Secured Parties, as a class, shall be named as additional insureds, with a waiver of subrogation;

(2)           name the Collateral Agent as a loss payee and additional insured;

(3)           provide that (x) no cancellation or termination of such insurance and (y) no reduction in the limits of liability of such insurance or other material change shall be effective until 30 days after written notice is given by the insurers to the Collateral Agent of such cancellation, termination, reduction or change;

(4)           waive all claims for insurance premiums or commissions or additional premiums or assessments against the Secured Parties; and

(5)           waive any right of the insurers to setoff or counterclaim or to make any other deductions, whether by way of attachment or otherwise, as against the Secured Parties.

(f)            Upon the request of the Collateral Agent, the Borrower and the other Grantors will permit the Collateral Agent or any of its agents or representatives, at reasonable times and intervals upon reasonable prior notice, to visit their offices and sites and inspect any of the Collateral and to discuss matters relating to the Collateral with their respective officers and independent public accountants.  The Borrower and the other Grantors shall, at any reasonable time and from time to time upon reasonable prior notice, permit the Collateral Agent or any of its agents or representatives to examine and make copies of and abstracts from the records and books of account of the Borrower and the other Grantors and their Subsidiaries, all at the Borrower’s expense.

SECTION 7.4       Perfection of Second Liens; Perfection of Third Liens.

(a)           Solely for purposes of perfecting the Second Liens and the Third Liens of the Collateral Agent in its capacity as agent of the Second Lien Secured Parties and the Second Lien Administrative Agent and as agent of the Third Lien Secured Parties and the Trustee, in each case in any portion of the Collateral in the possession or control of the Collateral Agent (or its agents or bailees) as part of the First Liens on the Collateral, including, without limitation, any instruments, goods, negotiable documents, tangible chattel paper, certificated securities, securities accounts or money, the Collateral Agent, the First Lien Secured Parties and the First Lien Representatives hereby acknowledge that the Collateral Agent also holds such property as gratuitous bailee for the benefit of the Collateral Agent for the benefit of the Second Lien Secured Parties and the Second Lien Administrative Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(d), 8-301(a)(2) and 9-313(c) of the UCC) and for the benefit of the Collateral Agent for the benefit of the Third Lien Secured Parties and the Trustee (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(d), 8-301(a)(2) and 9-313(c) of the UCC).  Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of the Collateral Agent in its capacity as agent of the First Lien Secured Parties, the Collateral Agent agrees to also hold control over such deposit accounts as gratuitous agent for the benefit of the Second Lien Secured Parties and the Second Lien Administrative Agent and as gratuitous agent for the benefit of the Third Lien Secured Parties and the Trustee.

(b)           After the Discharge of First Lien Obligations and prior to the Discharge of Second Lien Obligations, solely for purposes of perfecting the Third Liens of the Collateral Agent in its capacity as agent of the Third Lien Secured Parties and the Trustee, in any portion of the Collateral in the possession or control of the Collateral Agent (or its agents or bailees) as part of the Second Liens on the Collateral, including, without limitation, any instruments, goods, negotiable documents, tangible chattel paper, certificated securities, securities accounts or money, the Collateral Agent, the Second Lien Secured Parties and the Second Lien Administrative Agent hereby acknowledge that the Collateral Agent also holds such property as gratuitous bailee for the benefit of the Collateral Agent for the benefit of the Collateral Agent for the benefit of the Third Lien Secured Parties and the Trustee (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(d), 8-301(a)(2) and 9-313(c)

of the UCC).  Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of the Collateral Agent in its capacity as agent of the Second Lien Secured Parties, the Collateral Agent agrees to also hold control over such deposit accounts as gratuitous agent for the benefit of the Third Lien Secured Parties and the Trustee.

SECTION 7.5       Rights and Immunities of Secured Debt Representatives.  The Revolving Agent will be entitled to all of the rights, protections, immunities and indemnities set forth in the Revolving Credit Agreement, the First Lien Administrative Agent will be entitled to all of the rights, protections, immunities and indemnities set forth in the First Lien Credit Agreement, the Second Lien Administrative Agent will be entitled to all of the rights, protections, immunities and indemnities set forth in the Second Lien Credit Agreement, the Trustee will be entitled to all of the rights, protections, immunities and indemnities set forth in the Indenture and any future Secured Debt Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture or other agreement governing the applicable Secured Debt with respect to which such Person will act as representative, in each case as if specifically set forth herein.  In no event will any Secured Debt Representative be liable for any act or omission on the part of the Grantors or the Collateral Agent hereunder.

SECTION 7.6       Successors and Assigns.

(a)           Except as provided in Section 5.2, the Collateral Agent may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void.  All obligations of the Collateral Agent hereunder will inure to the sole and exclusive benefit of, and be enforceable by, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

(b)           Neither the Borrower nor any other Grantor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void.  All obligations of the Borrower and the other Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Agent, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

SECTION 7.7       Delay and Waiver.  No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Security Documents will impair any such right, power or remedy or operate as a waiver thereof.  No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy.  The remedies herein are cumulative and are not exclusive of any remedies provided by law.

SECTION 7.8       Notices.  Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Agent:                                                                                                                                                     Wilmington Trust, National Association
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
Attention:  Corporate Capital Markets — Alion Science and Technology Corporation
Telephone:  (302) 636-6410
Fax:  (302) 636-4145

If to the Borrower or any other Grantor:                                                                         Alion Science and Technology Corporation
1750 Tysons Boulevard, Suite 1300
McLean, VA 22102
Fax:  (703) 714-6511

If to the Revolving Agent:                                                                                                                                                   Wells Fargo Bank, National Association
c/o Wells Fargo Capital Finance
6th Floor, South Tower
1753 Pinnacle Drive
McLean, VA 22102
Attention:  David Marin

If to the First Lien Administrative Agent:                                                                     Goldman Sachs Lending Partners LLC
200 West Street
New York, NY 10282-2198
Telephone:  (972) 368-2579
Fax:  (212) 428-9270

If to the Second Lien Administrative Agent:                                                    Wilmington Trust, National Association
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
Attention:  Corporate Capital Markets — Alion Science and Technology Corporation
Telephone:  (302) 636-6410
Fax:  (302) 636-4145

If to the Trustee:                                                                                                                                                                                                     Wilmington Trust, National Association
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
Attention:  Corporate Capital Markets — Alion Science and Technology Corporation
Telephone:  (302) 636-6410
Fax:  (302) 636-4145

and if to any other Secured Debt Representative, to such address as it may specify by written notice to the parties named above.

All notices and communications will be mailed by first class mail, certified or registered, return receipt requested, sent by facsimile or sent by overnight air courier guaranteeing next day delivery, to the relevant address set forth above or, as to holders of Secured Debt, its address shown on the register kept by the office or agency where the relevant Secured Debt may be presented for registration of transfer or for exchange.  To the extent applicable, any notice or communication will also be so mailed to any Person described in § 313(c) of the Trust Indenture Act of 1939, as amended, to the extent required thereunder.  Failure to mail a notice or communication to a holder of Secured Debt or any defect in it will not affect its sufficiency with respect to other holders of Secured Debt.

A notice or communication that is delivered as described in the preceding paragraph shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party thereto and (ii)(A) if mailed, four Business Days after deposit in the mails, postage prepaid, (B) if delivered by facsimile, when sent and receipt has been confirmed by telephone, (C) if delivered by overnight air courier, the next Business Day.

SECTION 7.9       Notice Following Discharge of First Lien Obligations and Discharge of Second Lien Obligations.  Promptly following the Discharge of First Lien Obligations with respect to one or more Series of First Lien Debt, each First Lien Representative with respect to each applicable Series of First Lien Debt that is so discharged will provide written notice of such discharge to the Collateral Agent and to each other Secured Debt Representative.  Promptly following the Discharge of Second Lien Obligations, the Second Lien Administrative Agent will provide written notice of such discharge to the Collateral Agent and to each other Secured Debt Representative.

SECTION 7.10     Entire Agreement.  This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Agent set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.

SECTION 7.11     Compensation; Expenses.  The Grantors jointly and severally agree to pay, promptly upon demand:

(1)           such compensation to the Collateral Agent and its agents as the Borrower, the First Lien Representatives (or, following the Discharge of First Lien Obligations, the Second Lien Administrative Agent) and the Collateral Agent may agree in writing from time to time;

(2)           all reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Agent and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Security Document or any consent, amendment, waiver or other modification relating hereto or thereto;

(3)           all reasonable and documented out-of-pocket fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Agent or any Secured Debt Representative incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Security Documents or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Borrower or any other Grantor;

(4)           all reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Agent and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Agent’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and title insurance premiums;

(5)           all other reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Agent and its agents in connection with the negotiation, preparation and execution of the Security Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Agent thereunder; and

(6)           after the occurrence and during the continuance of any Secured Debt Default, all reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Agent, its agents and any Secured Debt Representative in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Security Documents or any interest, right, power or remedy of the Collateral Agent or in connection with the collection or enforcement of any of the Secured Obligations or the proof, protection, administration or resolution of any claim based upon the Secured Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Agent, its agents or any Secured Debt Representative.

The agreements in this Section 7.11 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Agent.

SECTION 7.12     Indemnity.

(a)           The Grantors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Agent, each Secured Debt Representative and each of their respective Affiliates and each and all of their respective directors, officers, partners, members, trustees, employees, attorneys, advisors and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided, no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(b)           All amounts due under this Section 7.12 will be payable upon demand.

(c)           To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.12(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d)           No Grantor will ever assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Security Document or any agreement or instrument or transaction relating in any respect to any Indemnified Liability, and each of the Grantors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e)           The agreements in this Section 7.12 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Agent.

SECTION 7.13     Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.14     Section Headings.  The section headings and Table of Contents used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 7.15     Obligations Secured.  All obligations of the Grantors set forth in or arising under this Agreement will be Secured Obligations and are secured by all Liens granted by the Security Documents.

SECTION 7.16     Governing Law.  THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

SECTION 7.17     Consent to Jurisdiction.  All judicial proceedings brought against any party hereto arising out of or relating to this Agreement shall be brought in any state or federal court of competent jurisdiction sitting in the Borough of Manhattan in the City of New York (other than with respect to actions by any Secured Party in respect of rights under any Security Document governed by laws other than the laws of the State of New York or with respect to any Collateral subject thereto).  By executing and delivering this Agreement, each Grantor, for itself and in connection with its properties, irrevocably:

(1)           accepts generally and unconditionally the exclusive jurisdiction and venue of such courts;

(2)           waives any defense of forum non conveniens;

(3)           agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.8;

(4)           agrees that service as provided in clause (3) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect;

(5)           agrees that each party hereto retains the right to serve process in any other manner permitted by law; and

(6)           agrees that each party hereto (other than the Grantors) retains the right to bring proceedings against any party in the courts of any other jurisdiction.

By executing and delivering this Agreement, the Collateral Agent and each Secured Debt Representative irrevocably:

(1)           waives any defense of forum non conveniens with respect to any judicial proceeding arising out of or relating to this Agreement brought in any state or federal court of competent jurisdiction sitting in the Borough of Manhattan in the City of New York;

(2)           agrees that service of all process in any such proceeding in such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.8;

(3)           agrees that service as provided in clause (2) above is sufficient to confer personal jurisdiction over such party in any such proceeding in such court and otherwise constitutes effective and binding service in every respect; and

(4)           agrees that each party hereto retains the right to serve process in any other manner permitted by law.

Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Secured Debt Documents against the Borrower, any other Grantor or their respective properties in the courts of any jurisdiction.

SECTION 7.18     Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.  EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 7.19     Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.20     Grantors and Additional Grantors.  The Borrower represents and warrants that each Person who is a Grantor on the date hereof has duly executed this Agreement.  The Borrower will cause each Person that hereafter becomes a Grantor or is required by any Secured Debt Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Person to execute and deliver to the Collateral Agent an Intercreditor Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof.  The Borrower shall promptly provide each Secured Debt Representative with a copy of each Intercreditor Joinder executed and delivered pursuant to this Section 7.20; provided, however, that the failure to so deliver a copy of the Intercreditor Joinder to any then existing Secured Debt Representative shall not affect the inclusion of such Person as a Grantor if the other requirements of this Section 7.20 are complied with.

SECTION 7.21     Continuing Nature of this Agreement.

(a)           This Agreement, including the subordination provisions hereof and the trusts created hereby, will be reinstated if at any time any payment or distribution in respect of any of the First Lien Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding or otherwise by any First Lien Secured Party or First Lien Representative or any representative of any such party (whether by demand, settlement, litigation or otherwise).  In the event that all or any part of a payment or distribution made with respect to the First Lien Obligations is recovered from any First Lien Secured Party or any First Lien Representative in an Insolvency or Liquidation Proceeding or otherwise, any payment or distribution received by any Second Lien Secured Party or the Second Lien Administrative Agent with respect to the Second Lien Obligations or by any Third Lien Secured Party or the Trustee with respect to the Third Lien Obligations, as the case may be, from the proceeds of any Collateral or any title insurance policy required by any real property mortgage at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise, will be delivered by the Second Lien Administrative Agent, such Second Lien Secured Party, the Trustee or such Third Lien Secured Party, as the case may be, to the Collateral Agent, for the account of the First Lien Secured Parties to be applied in accordance with Section 3.4.  Until so delivered, such proceeds will be held by the Second Lien Administrative Agent, such Second Lien Secured Party, the Trustee or such Third Lien Secured Party, as the case may be, for the benefit of the First Lien Secured Parties.

(b)           Subject to Section 7.21(a), this Agreement, including the subordination provisions hereof and the trusts created hereby, will be reinstated if at any time any payment or distribution in respect of any of the Second Lien Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding or otherwise by any Second Lien Secured Party or the Second Lien Administrative Agent or any representative of any such party (whether by demand, settlement, litigation or otherwise).  In the event that all or any part of a payment or distribution made with respect to the Second Lien Obligations is recovered from any Second Lien Secured Party or the Second Lien Administrative Agent in an Insolvency or Liquidation Proceeding or otherwise, any payment or distribution received by any Third Lien Secured Party or the Trustee with respect to the Third Lien Obligations, as the case may be, from the proceeds of any Collateral or any title insurance policy required by any real property mortgage at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise, will be delivered by the Trustee or such Third Lien Secured Party, as the case may be, to the Collateral Agent, for the account of the Second Lien Secured Parties to be applied in accordance with Section 3.4.  Until so delivered, such proceeds will be held by the Trustee or such Third Lien Secured Party, as the case may be, for the benefit of the Second Lien Secured Parties.

SECTION 7.22     Insolvency.  This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against the Borrower or any other Grantor.  The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.

SECTION 7.23     Confidentiality.  The Collateral Agent will keep confidential all non-public information regarding Borrower and its Subsidiaries, Affiliates and their businesses that is identified as such by Borrower or which by its nature would be deemed confidential information by a reasonable person.  The Collateral Agent shall be considered to have complied with its obligation to do so if it has exercised the same degree of care to maintain the confidentiality of such information as it would accord to its own confidential information.  Notwithstanding the foregoing, the Collateral Agent may disclose such information to any Secured Party and the Collateral Agent may make (i) disclosures of such information to Affiliates of any such Secured Party and to their respective officers, directors, partners, members, employees, legal counsel, independent auditors and other advisors, experts or agents who need to know such information and on a confidential basis (and to other Persons authorized by a Secured Party to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 7.23), (ii) disclosures in connection with the exercise of any remedies or enforcement of any rights hereunder or under any Secured Debt Document, (iii) disclosures made pursuant to the order of any court or administrative agency or a judicial, administrative or legislative body or committee or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case the Collateral Agent agrees to inform Borrower promptly thereof to the extent not prohibited by law), (iv) disclosures made upon the request or demand of any regulatory or quasi-regulatory authority purporting to have jurisdiction over the Collateral Agent or any of its Affiliates, (v) disclosures of information received by the Collateral Agent on a non-confidential basis from a source (other than Borrower or any of Borrower’s Affiliates, advisors, employees, directors, accountants, attorneys, agents or other representatives) not known by the Collateral Agent to be prohibited from disclosing such information to the Collateral Agent by a legal, contractual or fiduciary obligation, (vi) disclosures of such information to the extent that such information is publicly available or becomes publicly available other than by reason of improper disclosure in violation of this Section 7.23, (vii) disclosures to the extent that such information was acquired after the date hereof and at such time was already in the Collateral Agent’s possession (and disclosure by the Collateral Agent is not otherwise prohibited by a contractual obligation) or is independently developed by the Collateral Agent (from information not otherwise prohibited from being disclosed pursuant to a separate contractual obligation), (viii) disclosures to the extent reasonably required in connection with any litigation or proceeding (including any Insolvency or Liquidation Proceeding) to which the Collateral Agent or any of its Affiliates may be party, (ix) disclosures as expressly permitted under the terms of any other document or agreement regarding confidentiality to which any of the Grantors is a party or is deemed a party with the Collateral Agent and (x) disclosures for purposes of establishing a “due diligence” defense.

SECTION 7.24     Other Capacities.  All references to any of the Secured Parties in this Agreement refer to such Secured Parties only in their respective capacities as First Lien Secured Parties, Second Lien Secured Parties or Third Lien Secured Parties, as applicable.  For the avoidance of doubt, except as otherwise explicitly provided herein, this Agreement shall only govern the actions taken by each of the Secured Parties in their respective capacities as First Lien Secured Parties, Second Lien Secured Parties or Third Lien Secured Parties and nothing in this Agreement shall be construed to restrict, prevent, govern, affect or otherwise apply to any of the Secured Parties’ actions, omissions, rights, privileges, benefits, duties, or obligations in any capacity other than in their respective capacities as First Lien Secured Parties, Second Lien Secured Parties or Third Lien Secured Parties.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed by their respective officers or representatives as of the day and year first above written.

ALION SCIENCE AND TECHNOLOGY CORPORATION, as Borrower

By:	/s/ Barry Broadus
	Name:	Barry Broadus
	Title:	Cheif Financial Officer

ALION — BMH CORPORATION

By:	/s/ Stacy Mendler
	Name:	Stacy Mendler
	Title:	President

ALION — CATI CORPORATION

By:	/s/ Stacy Mendler
	Name:	Stacy Mendler
	Title:	President

ALION — IPS CORPORATION

By:	/s/ Stacy Mendler
	Name:	Stacy Mendler
	Title:	President

ALION — JJMA CORPORATION

By:	/s/ Stacy Mendler
	Name:	Stacy Mendler
	Title:	President

[Signature Page to Intercreditor Agreement]

ALION — METI CORPORATION

By:	/s/ Stacy Mendler
	Name:	Stacy Mendler
	Title:	President

ALION INTERNATIONAL CORPORATION

By:	/s/ Stacy Mendler
	Name:	Stacy Mendler
	Title:	President

WASHINGTON CONSULTING, INC.

By:	/s/ Kevin Boyle
	Name:	Kevin Boyle
	Title:	Secretary

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.

By:	/s/ Christiance Lourenco
	Name:	Christiance Lourenco
	Title:	Secretary

[Signature Page to Intercreditor Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC,
as First Lien Administrative Agent

By:	/s/ Robert Ehudin
Authorized Signatory

[Signature Page to Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Second Lien Administrative Agent

By:	/s/ Rence Kuhl
Rence Kuhl
Vice President

[Signature Page to Intercreditor Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Revolving Agent

By:	/s/ Marc Grossman
	Name:	Marc Grossman
	Title:	SVP

[Signature Page to Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee under the Indenture

By:	/s/ Timothy P. Mowdy
	Name:	Timothy P. Mowdy
	Title:	Administrative Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Timothy P. Mowdy
	Name:	Timothy P. Mowdy
	Title:	Administrative Vice President

[Signature Page to Intercreditor Agreement]

[EXHIBIT A to Intercreditor Agreement]

[FORM OF]
REFINANCING SECURED DEBT DESIGNATION

Reference is made to the Intercreditor Agreement dated as of August 18, 2014 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) among Alion Science and Technology Corporation (the “Borrower”), the other Grantors from time to time party thereto, Wells Fargo Bank, National Association, as Revolving Agent under the Revolving Credit Agreement (as defined therein), Goldman Sachs Lending Partners LLC, as First Lien Administrative Agent under the First Lien Credit Agreement (as defined therein), Wilmington Trust, National Association, as Second Lien Administrative Agent under the Second Lien Credit Agreement (as defined therein), Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein) and Wilmington Trust, National Association, as Collateral Agent.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement.  This Refinancing Secured Debt Designation is being executed and delivered in order to designate secured debt that refinances in whole the First Lien Credit Agreement, the Revolving Credit Agreement, the Second Lien Credit Agreement or the Notes as either First Lien Debt, Second Lien Debt or Third Lien Debt, as applicable, entitled to the benefit of the Intercreditor Agreement.

The undersigned, the duly appointed [specify title] of the [Borrower] hereby certifies on behalf of the [Borrower] that:

(A)          [insert name of the Borrower or other Grantor] intends to incur secured debt that refinances in whole or in part (subject to any applicable restrictions in the Secured Debt Documents) [select appropriate alternate] [the First Lien Credit Agreement,] [the Revolving Credit Agreement,] [the Second Lien Credit Agreement]  [the Notes,] (“Refinancing Secured Debt”) which will be [select appropriate alternative] [First Lien Debt permitted by each applicable Secured Debt Document to be secured by a First Lien equally and ratably with all previously existing and future First Lien Debt], [Second Lien Debt permitted by each applicable Secured Debt Document to be secured by a Second Lien equally and ratably with all previously existing and future Second Lien Debt] or [Third Lien Debt permitted by each applicable Secured Debt Document to be secured with a Third Lien equally and ratably with all previously existing and future Third Lien Debt];

(B)          the name and address of the Secured Debt Representative for the Refinancing Secured Debt for purposes of Section 7.8 of the Intercreditor Agreement is:

Telephone:

EXHIBIT A

Fax:

(C)          Each of the Borrower and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Refinancing Secured Debt is secured by the Collateral in accordance with the Security Documents;

(D)          Attached as Exhibit 1 hereto is a Reaffirmation Agreement duly executed by the Borrower and each other Grantor and Guarantor, and

(E)           the Borrower has caused a copy of this Refinancing Secured Debt Designation and the related Intercreditor Joinder to be delivered to each existing Secured Debt Representative.

IN WITNESS WHEREOF, the Borrower has caused this Refinancing Secured Debt Designation to be duly executed by the undersigned officer as of                                       , 20        .

ALION SCIENCE AND TECHNOLOGY CORPORATION

By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Agent under the Intercreditor Agreement, hereby acknowledges receipt of an executed copy of this Refinancing Secured Debt Designation.

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:
Name:
Title:

EXHIBIT A-2

EXHIBIT 1 TO ADDITIONAL SECURED DEBT DESIGNATION

[FORM OF]

REAFFIRMATION AGREEMENT

Reference is made to the Intercreditor Agreement dated as of August 18, 2014 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) among Alion Science and Technology Corporation (the “Borrower”), the other Grantors from time to time party thereto, Wells Fargo Bank, National Association, as Revolving Agent under the Revolving Credit Agreement (as defined therein), Goldman Sachs Lending Partners LLC, as First Lien Administrative Agent under the First Lien Credit Agreement (as defined therein), Wilmington Trust, National Association, as Second Lien Administrative Agent under the Second Lien Credit Agreement (as defined therein), Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein), and Wilmington Trust, National Association, as Collateral Agent.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement.  This Reaffirmation Agreement is being executed and delivered as of         , 20     in connection with a Refinancing Secured Debt Designation of even date herewith which Refinancing Secured Debt Designation has designated secured debt that refinances in whole the First Lien Credit Agreement, the Revolving Credit Agreement, the Second Lien Credit Agreement or the Notes, as applicable, as either First Lien Debt, Second Lien Debt or Third Lien Debt, as applicable, entitled to the benefit of the Intercreditor Agreement.

Each of the undersigned hereby consents to the designation of secured refinancing debt as [First/Second/Third] Lien Debt as set forth in the Refinancing Secured Debt Designation of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the [First/Second/Third] Lien Documents to which it is party, and agrees that, notwithstanding the designation of such refinancing indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each [First/Second/Third] Lien Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such additional secured debt shall be entitled to all of the benefits of such [First/Second/Third] Lien Documents.

Governing Law and Miscellaneous Provisions.  The provisions of Article 7 of the Intercreditor Agreement will apply with like effect to this Reaffirmation Agreement.

EXHIBIT A-3

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date written above.

[names of Grantors and Guarantors]

By:
Name:
Title:

EXHIBIT A-4

[EXHIBIT B to Intercreditor Agreement]

[FORM OF]
INTERCREDITOR JOINDER — REFINANCING DEBT

Reference is made to the Intercreditor Agreement dated as of August 18, 2014 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) among Alion Science and Technology Corporation (the “Borrower”), the other Grantors from time to time party thereto, Wells Fargo Bank, National Association, as Revolving Agent under the Revolving Credit Agreement (as defined therein), Goldman Sachs Lending Partners LLC, as First Lien Administrative Agent under the First Lien Credit Agreement (as defined therein), Wilmington Trust, National Association, as Second Lien Administrative Agent under the Second Lien Credit Agreement (as defined therein), Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein) and Wilmington Trust, National Association, as Collateral Agent.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement.  This Intercreditor Joinder is being executed and delivered pursuant to the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being refinancing secured debt under the Intercreditor Agreement.

1.             Joinder.  The undersigned,                                           , a                               , (the “New Representative”) as [revolving agent/first lien administrative agent/second lien administrative agent/trustee] under that certain [described applicable indenture, credit agreement or other document governing the refinancing secured debt] hereby agrees to become party under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.

2.             Lien Sharing and Priority Confirmation.

[Option A:  to be used if Additional Debt is Third Lien Debt]  The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Third Lien Debt hereby agrees, for the enforceable benefit of all holders of each current and future Series of Secured Debt, each current and future First Lien Representative, the Second Lien Administrative Agent and each current and future First Lien Secured Party, Second Lien Secured Party and Third Lien Secured Party and as a condition to being treated as Secured Debt under the Intercreditor Agreement that:

(a)           as provided by Section 2.12 of the Intercreditor Agreement, all Third Lien Obligations will be and are secured equally and ratably by all Third Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Third Lien Obligation, and that all such Third Liens will be enforceable by the Collateral Agent for the benefit of all Third Lien Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Third Lien Debt if the Secured Debt Documents in

EXHIBIT B

respect thereof prohibit the Trustee from accepting the benefit of a Lien on any particular asset or property or the Trustee otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property;

(b)           the New Representative and each holder of Obligations in respect of Third Lien Debt are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Third Liens and the order of application of proceeds from the enforcement of Third Liens; and

(c)           the Collateral Agent shall perform its obligations under the Intercreditor Agreement and the other Security Documents.  [or]

[Option B:  to be used if Additional Debt is Second Lien Debt]  The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Second Lien Debt hereby agrees, for the enforceable benefit of all holders of each current and future Series of Secured Debt, each current and future First Lien Representative, the Trustee and each current and future First Lien Secured Party, Second Lien Secured Party and Third Lien Secured Party and as a condition to being treated as Secured Debt under the Intercreditor Agreement that:

(a)           as provided by Section 2.12 of the Intercreditor Agreement, all Second Lien Obligations will be and are secured equally and ratably by all Second Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Second Lien Obligation, whether or not upon property otherwise constituting collateral for such Second Lien Obligation, and that all such Second Liens will be enforceable by the Collateral Agent for the benefit of all Second Lien Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Second Lien Debt if the Secured Debt Documents in respect thereof prohibit the Second Lien Administrative Agent from accepting the benefit of a Lien on any particular asset or property or the Second Lien Administrative Agent otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property;

(b)           the New Representative and each holder of Obligations in respect of Second Lien Debt are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Second Liens and the order of application of proceeds from the enforcement of Second Liens; and

(c)           the Collateral Agent shall perform its obligations under the Intercreditor Agreement and the other Security Documents.  [or]

[Option C:  to be used if Additional Debt is First Lien Debt]  [The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of First Lien Debt for which the undersigned is acting as First Lien Representative hereby agrees, for the enforceable benefit of all holders of each existing and future Series of Secured Debt, the Second Lien Administrative Agent, the Trustee, each other existing and future First Lien Representative and each current and future First Lien Secured Party, Second Lien Secured Party and Third Lien

EXHIBIT B-2

Secured Party and as a condition to being treated as Secured Debt under the Intercreditor Agreement that:

(a)           as provided by Section 2.12 of the Intercreditor Agreement, without affecting the payment priority set forth in Section 3.4 of the Intercreditor Agreement, all First Lien Obligations will be and are secured equally and ratably by all First Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Series of First Lien Debt, whether or not upon property otherwise constituting collateral for such Series of First Lien Debt, and that all such First Liens will be enforceable by the Collateral Agent for the benefit of all First Lien Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, (x) this provision will not be violated with respect to any particular Collateral and any particular Series of First Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable First Lien Representative from accepting the benefit of a Lien on any particular asset or property or such First Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property and (y) this provision will not be violated with respect to any particular Hedging Obligations or Bank Product Obligations if the Hedge Agreement or agreement giving rise to Bank Product Obligations prohibits the applicable Hedge Provider or Bank Product Provider from accepting the benefit of a Lien on any particular asset or property or such Hedge Provider or Bank Product Provider otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property;

(b)           the New Representative and each holder of Obligations in respect of the Series of First Lien Debt for which the undersigned is acting as First Lien Representative are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of First Liens and the order of application of proceeds from the enforcement of First Liens; and

(c)           the Collateral Agent shall perform its obligations under the Intercreditor Agreement and the other Security Documents.]

3.             Governing Law and Miscellaneous Provisions.  The provisions of Article 7 of the Intercreditor Agreement will apply with like effect to this Intercreditor Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Joinder to be executed by their respective officers or representatives as of                                       , 20        .

[Insert name of the New Representative]

By:
Name:
Title:

EXHIBIT B-3

The Collateral Agent hereby acknowledges receipt of this Intercreditor Joinder and agrees to act as Collateral Agent for the New Representative and the holders of the Obligations represented thereby:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

EXHIBIT B-4

[EXHIBIT C

to Intercreditor Agreement]

[FORM OF]
INTERCREDITOR JOINDER — ADDITIONAL GRANTOR

Reference is made to the Intercreditor Agreement dated as of August 18, 2014 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) among Alion Science and Technology Corporation (the “Borrower”), the other Grantors from time to time party thereto, Wells Fargo Bank, National Association, as Revolving Agent under the Revolving Credit Agreement (as defined therein), Goldman Sachs Lending Partners LLC, as First Lien Administrative Agent under the First Lien Credit Agreement (as defined therein), Wilmington Trust, National Association, as Second Lien Administrative Agent under the Second Lien Credit Agreement (as defined therein), Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein) and Wilmington Trust, National Association, as Collateral Agent.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement.  This Intercreditor Joinder is being executed and delivered pursuant to Section 7.20 of the Intercreditor Agreement.

1.             Joinder.  The undersigned,                                           , a                               , hereby agrees to become party as a Grantor under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.

2.             Governing Law and Miscellaneous Provisions.  The provisions of Article 7 of the Intercreditor Agreement will apply with like effect to this Intercreditor Joinder.

EXHIBIT C

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Joinder to be executed by their respective officers or representatives as of                                       , 20        .

[ ]

By:
Name:
Title:

The Collateral Agent hereby acknowledges receipt of this Intercreditor Joinder and agrees to act as Collateral Agent with respect to the Collateral pledged by the new Grantor:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

EXHIBIT C-2

[EXHIBIT D

to Intercreditor Agreement]

[FORM OF]
ADDITIONAL SECURED OBLIGATION DESIGNATION

Reference is made to the Intercreditor Agreement dated as of August 18, 2014 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) among Alion Science and Technology Corporation (the “Borrower”), the other Grantors from time to time party thereto, Wells Fargo Bank, National Association, as Revolving Agent under the Revolving Credit Agreement (as defined therein), Goldman Sachs Lending Partners LLC, as First Lien Administrative Agent under the First Lien Credit Agreement (as defined therein), Wilmington Trust, National Association, as Second Lien Administrative Agent under the Second Lien Credit Agreement (as defined therein), Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein) and Wilmington Trust, National Association, as Collateral Agent.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement.  This Additional Secured Obligation Designation is being executed and delivered in order to designate [Hedging Obligations] [Bank Product Obligations] as First Lien Obligations entitled to the benefit of the Intercreditor Agreement.

The undersigned, the duly appointed [specify title] of the [Borrower] hereby certifies on behalf of the [Borrower] that:

(a)                                 [insert name of the Borrower or other Grantor] intends to incur [Hedging Obligations][Bank Product Obligations] pursuant to the following agreement:  [describe Hedge Agreement (i.e., master agreement) or agreement giving rise to Bank Product Obligations] which will be First Lien Obligations and are permitted by each applicable Secured Debt Document;

(b)                                 the name and address of the [Hedge Provider][Bank Product Provider] is:

Telephone:
Fax:

(c)                                  each of the Borrower and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that such [Hedging Obligations][Bank Product Obligations] are secured by the Collateral in accordance with the Security Documents, and

EXHIBIT D

(d)                                 the Borrower has caused a copy of this Additional Secured Debt Designation and the related Intercreditor Joinder to be delivered to each existing Secured Debt Representative.

EXHIBIT D-2

IN WITNESS WHEREOF, the Borrower has caused this Additional Secured Obligation Designation to be duly executed by the undersigned officer as of                                       , 20        .

ALION SCIENCE AND TECHNOLOGY CORPORATION

By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Agent under the Intercreditor Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Obligation Designation.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

EXHIBIT D-3

[EXHIBIT E

to Intercreditor Agreement]

[FORM OF]
INTERCREDITOR JOINDER — ADDITIONAL SECURED OBLIGATIONS OTHER THAN FUNDED DEBT

Reference is made to the Intercreditor Agreement dated as of August 18, 2014 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) among Alion Science and Technology Corporation (the “Borrower”), the other Grantors from time to time party thereto, Wells Fargo Bank, National Association, as Revolving Agent under the Revolving Credit Agreement (as defined therein), Goldman Sachs Lending Partners LLC, as First Lien Administrative Agent under the First Lien Credit Agreement (as defined therein), Wilmington Trust, National Association, as Second Lien Administrative Agent under the Second Lien Credit Agreement (as defined therein), Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein) and Wilmington Trust, National Association, as Collateral Agent.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement.  This Intercreditor Joinder is being executed and delivered pursuant to Section 3.9 of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being First Lien Obligations under the Intercreditor Agreement.

1.             Joinder.  The undersigned,                                           , a                               , (the “New Secured Party”) as a [Hedge Provider][Bank Product Provider] under that certain [describe applicable Hedge Agreement (i.e., master agreement) or agreement giving rise to Bank Product Obligations] hereby agrees to become party as Secured Party under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.

2.             Lien Sharing and Priority Confirmation.

The undersigned New Secured Party hereby agrees, for the enforceable benefit of each current and future First Lien Representative, the Second Lien Administrative Agent, the Trustee and each current and future First Lien Secured Party, Second Lien Secured Party and Third Lien Secured Party and as a condition to being treated as Secured Debt under the Intercreditor Agreement that:

(a)           all First Lien Obligations will be and are secured equally and ratably by all First Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Series of First Lien Debt, whether or not upon property otherwise constituting collateral for such Series of First Lien Debt, and that all such First Liens will be enforceable by the Collateral Agent for the benefit of all First Lien Secured Parties equally and ratably;

(b)           the New Secured Party is bound by the provisions of the Intercreditor  Agreement, including the provisions relating to the ranking of First

EXHIBIT E

Liens and the order of application of proceeds from the enforcement of First Liens; and

(c)           the Collateral Agent shall perform its obligations under the Intercreditor Agreement and the other Security Documents.

3.             Governing Law and Miscellaneous Provisions.  The provisions of Article 7 of the Intercreditor Agreement will apply with like effect to this Intercreditor Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Joinder to be executed by their respective officers or representatives as of                                       , 20        .

[Insert name of the New Secured Party]

By:
Name:
Title:

The Collateral Agent hereby acknowledges receipt of this Intercreditor Joinder and agrees to act as Collateral Agent for the New Secured Party:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

EXHIBIT E-2